Exhibit 10.2

NEXPOINT HOSPITALITY TRUST

AMENDED AND RESTATED DECLARATION OF TRUST

Dated as of March 27, 2019

TABLE OF CONTENTS
Page
ARTICLE 1 THE TRUST AND DEFINITIONS    2
1.1Definitions and Interpretation    2
1.2Tax Act    7
1.3Day Not a Business Day    7
1.4Time of Essence    8
ARTICLE 2 DECLARATION OF TRUST    8
1.1Establishment of the Trust    8
1.2Initial Contribution    8
1.3Name    8
1.4Use of Name    8
1.5Office    8
1.6Nature of the Trust    9
1.7Rights of Unitholders    9
ARTICLE 3 TRUSTEES AND OFFICERS    9
1.1Number    9
1.2Term    10
1.3Qualifications of Trustees    10
1.4Residency of Trustees    10
1.5Election of Trustees    10
1.6Independent Trustees    10
1.7Resignations, Removal, Incapacity and Death of Trustees    11
1.8Appointment of Trustees    11
1.9Consent to Act    12
1.10Failure to Elect Minimum Number of Trustees    12
1.11Ceasing to Hold Office    12
1.12Vacancies by Trustees    13
1.13Successor and Additional Trustees    13
1.14Compensation and Other Remuneration    14
1.15Validity of Acts    14
ARTICLE 4 TRUSTEES’ POWERS AND DUTIES    14
1.1General Powers    14
1.2Specific Powers and Authorities    15
1.3Further Powers of the Trustees    18
1.4Banking    19
1.5Standard of Care    19
1.6Fees and Expenses    19
1.7Reliance Upon Trustees    20
1.8Determinations of Trustees Binding    20
1.9Limitations on Liability of Trustees    20
1.10Conflict of Interest    21
1.11Conditions Precedent    23
ARTICLE 5 OFFICERS OF THE TRUST    23
1.1General    23
1.2Chair of Trustees    24

1.3Lead Trustee    24
1.4Term of Office    24
1.5Independent Contractors    24
ARTICLE 6 INVESTMENT GUIDELINES AND OPERATING POLICIES    24
1.1Investment Guidelines    24
1.2Operating Policies    26
1.3Amendments to Investment Guidelines and Operating Policies    28
1.4Tax Status    28
1.5Application of Investment Guidelines and Operating Policies    28
1.6Regulatory Matters    28
ARTICLE 7 UNITS    29
1.1Units    29
1.2Consideration for Units    29
1.3Re-Purchase of Initial Unit by Trust    29
1.4Pre-Emptive Rights    29
1.5Fractional Units    30
1.6Allotment and Issue    30
1.7Rights, Warrants and Options    30
1.8Commissions and Discounts    30
1.9Non-Certificated Inventory System    31
1.10Redemption of Units    32
1.11Certificate Fee    35
1.12Form of Unit Certificate    35
1.13Unit Certificates    35
1.14Contents of Unit Certificates    36
1.15Register of Unitholders    37
1.16Successors in Interest to Unitholders    37
1.17Units Held Jointly or in Fiduciary Capacity    37
1.18Performance of Trusts    37
1.19Lost Unit Certificates    38
1.20Death of Unitholders    38
1.21Unclaimed Payments    38
1.22Repurchase of Units    38
1.23Take-Over Bids    38
ARTICLE 8 RESTRICTIONS ON TRANSFER AND OWNERSHIP OF UNITS    42
1.1Definitions    42
1.2Units    44
1.3Transfer of Units in Charitable Trust    51
1.4Additional FIRPTA Remedies    53
1.5TSXV and other Exchange Transactions    53
1.6Enforcement    53
1.7Non-Waiver    53
1.8Severability    54
1.9Transferability    54
1.10Transfer of Units    54
ARTICLE 9 MEETINGS OF UNITHOLDERS    54
1.1Annual Meeting    54
1.2Other Meetings    55

1.3Notice of Meeting of Unitholders    55
1.4Nominations of Trustees    56
1.5Chairperson    57
1.6Quorum    58
1.7Voting    58
1.8Matters on which Unitholders Shall Vote    58
1.9Record Dates    59
1.10Proxies    59
1.11Personal Representatives    60
1.12Attendance by Others    60
1.13Conduct of Meetings    60
1.14Binding Effect of Resolutions    60
1.15Resolution in Lieu of Meeting    60
1.16Actions by Unitholders    60
1.17Meaning of “Special Resolution”    61
1.18Meaning of “Outstanding”    61
ARTICLE 10 MEETINGS OF THE TRUSTEES    61
1.1Trustees May Act Without Meeting    61
1.2Notice of Meeting    61
1.3Place of Meeting    62
1.4Chair    62
1.5Quorum    62
1.6Adjourned Meeting    62
1.7Voting at Meetings    62
1.8Meeting by Telephone    63
ARTICLE 11 COMMITTEES OF TRUSTEES    63
1.1General    63
1.2Additional Committees    64
1.3Procedure    64
ARTICLE 12 DISTRIBUTIONS    64
1.1Distributions    64
1.2Allocation    65
1.3Payment of Distributions    65
1.4Income Tax Matters    66
1.5Designations    66
1.6Partnership Distributions    66
1.7Definitions    66
ARTICLE 13 FEES AND EXPENSES    66
1.1Expenses    66
1.2Payment of Real Property and Brokerage Commissions    67
1.3Asset Management, Development, Leasing and Financing Fees    67
ARTICLE 14 AMENDMENTS TO THE DECLARATION OF TRUST    67
1.1Amendments by the Trustees    67
1.2Amendments by Unitholders    68
1.3Approval by Special Resolution    68
1.4Amendment by the Sole Unitholder    69
1.5Internal Restructuring    69

1.6No Termination    69
1.7Trustees to Sign Amendment    69
ARTICLE 15 SUPPLEMENTAL INDENTURES    69
1.1Provision for Supplemental Indentures for Certain Purposes    69
ARTICLE 16 TERMINATION OF THE TRUST    70
1.1Duration of the Trust    70
1.2Termination    70
1.3Effect of Termination    70
1.4Procedure Upon Termination    70
1.5Powers of the Trustees Upon Termination    70
1.6Further Notice to Unitholders    70
1.7Responsibility of the Trustees after Sale and Conversion    71
ARTICLE 17 LIABILITIES OF TRUSTEES AND OTHERS    71
1.1Liability and Indemnification of the Trustees    71
1.2Indemnification of Trustees    71
1.3Contractual Obligations of the Trust    72
1.4Liability of the Trustees    72
1.5Reliance Upon Advice    72
1.6Liability of Unitholders and Others    72
ARTICLE 18 GENERAL    73
1.1Manner of Giving Notice    73
1.2Failure to Give Notice    73
1.3Joint Holders    74
1.4Service of Notice    74
1.5Trust Auditors    74
1.6Fiscal Year    74
1.7Reports to Unitholders    74
1.8Trust Property to be Kept Separate    74
1.9Electronic Documents    74
1.10Trustees May hold Units    74
1.11Trust Records    75
1.12Right to Inspect Documents    75
1.13Taxation Information    75
1.14Consolidations    75
1.15Counterparts    75
1.16Severability    76
1.17Headings for Reference Only    76
1.18Governing Law    76
1.19Transition    76
1.20TSXV Approval    76

NEXPOINT HOSPITALITY TRUST AMENDED AND RESTATED DECLARATION OF TRUST
THIS AMENDED AND RESTATED DECLARATION OF TRUST made in Toronto, Ontario as of the 27th day of March, 2019.
BETWEEN:
NEIL LABATTE, GRAHAM D. SENST AND JAMES DONDERO,
the trustees of the trust constituted by this amended and restated declaration of trust, and each person who after the date hereof becomes a trustee of the Trust as herein provided (each person, while a trustee of the trust as herein provided, hereinafter called a “Trustee” and collectively at any time, the individuals each of whom is at that time a Trustee, hereinafter called the “Trustees”),
OF THE FIRST PART,
- and -
NHT HOLDCO, LLC (hereinafter called the “Current Unitholder”) and all persons who after the date hereof become holders of units of the trust as herein provided (collectively at any time, the “Unitholders”),
OF THE SECOND PART.
WHEREAS the Trust was established pursuant to a Declaration of Trust dated the 12th day of December, 2018 (the “Original Declaration of Trust”);
AND WHEREAS the Trust was on that date settled with US$15.00 (the “Initial Contribution”) by Bill Gorman (hereinafter called the “Initial Unitholder”), which the Trustees thereupon held in trust, in exchange for the Initial Unit;
AND WHEREAS the Initial Unitholder sold the Initial Unit to the Current Unitholder for an aggregate purchase price of US$15.00, pursuant to a unit purchase agreement dated January 8, 2019;
AND WHEREAS the Current Unitholder and the Trustees desire that the Trust shall qualify as (a) a “mutual fund trust” pursuant to subsection 132(6) of the Tax Act (as hereinafter defined), and (b) a “real estate investment trust” pursuant to the Code (as hereinafter defined);
AND WHEREAS for greater certainty, this Amended and Restated Declaration of Trust shall not be deemed to constitute a termination of the Trust or a resettlement of the Original Declaration of Trust or the Trust created thereby;
AND WHEREAS the Trustees wish to amend and restate the Original Declaration of Trust by executing this amended and restated Declaration of Trust;
AND WHEREAS the parties hereto desire to set out the agreements, terms and conditions which shall govern their mutual and respective rights, powers and obligations with respect to the settlement and administration of the Trust;

NOW THEREFORE, the undersigned Trustees, being all of the Trustees, hereby confirm and declare that they agree with the Unitholders to hold in trust, as trustees, the Initial Contribution and any and all other property, real, personal or otherwise, tangible or intangible, which has been at the date hereof or is hereafter transferred, conveyed or paid to or otherwise received by them as Trustees or to which the Trust is otherwise entitled and all rents, income, profits and gains therefrom for the benefit of the Unitholders hereunder in accordance with and subject to the express provisions of this Declaration of Trust, as follows:
ARTICLE 1
THE TRUST AND DEFINITIONS
1.1Definitions and Interpretation
In this Declaration of Trust, words in the singular number include the plural and words in the plural number include the singular, and the masculine includes the feminine. In this Declaration of Trust, except as set out in Article 8 and except as where the context otherwise requires, the following terms shall have the following meanings:
(a)“Acquired Issuer” has the meaning given thereto in Section 6.1(e);
(b)“Advisory Agreement” means the asset management agreement entered into among the Trust, NHI and NexPoint Real Estate Advisors VI, L.P dated as of Closing, as such may be amended or amended and restated;
(c)“affiliate” of a person means any person or company that would be deemed to be an affiliated entity of such person within the meaning of National Instrument 45-106 – Prospectus Exemptions, as replaced or amended from time to time;
(d)“Annuitant” means the annuitant or beneficiary of an Exempt Plan or any other plan of which a Unitholder acts as trustee or carrier;
(e)“associate” when used to indicate a relationship with a person or company has the meaning ascribed thereto in the Securities Act (Ontario), as replaced or amended from time to time;
(f)“Auditors” means the firm of chartered accountants appointed as the auditors of the Trust from time to time in accordance with the provisions hereof and, initially, means KPMG LLP, Chartered Accountants;
(g)“Beneficial Owner” has the meaning given thereto in Section 7.9;
(h)“Business Day” means any day other than a Saturday, Sunday or statutory holiday in the Province of Ontario;
(i)“CBCA” means the Canada Business Corporations Act, and the regulations thereunder, as replaced or amended from time to time;
(j)“CDS” means CDS Clearing and Depository Services Inc. and its successors;
(k)“CDS Participant” means a broker, dealer, bank, other financial institution or other person who, directly or indirectly, from time to time, effects book-based transfers with CDS and pledges of securities deposited with CDS;

(l)“Chair”, “Vice-Chair”, “Chief Executive Officer”, “Chief Financial Officer”, “Chief Investment Officer”, “Chief Operating Officer”, “Treasurer” and “Secretary” mean the person(s) holding the respective office from time to time if so elected, appointed, engaged or employed by the Trustees;
(m)“Closing” means the closing of the Offering and the contribution of the Initial Portfolio as described in the Prospectus; and “Closing Date” means the date on which the Closing occurs;
(n)“Code” shall mean the U.S. Internal Revenue Code of 1986, as replaced or amended, from time to time;
(o)“CPOA” has the meaning given thereto in Section 3.7(d);
(p)“Current Unitholder” means the person named herein as the current unitholder of the Initial Unit;
(q)“Declaration of Trust” means this amended and restated declaration of Trust as amended, supplemented or amended and restated from time to time;
(r)“dissenting offeree” means, where a take-over bid is made for all of the Units other than those held by the offeror (its affiliates and associates), a holder of Units who does not accept the take-over bid and includes a subsequent holder of those Units who acquires them from the first mentioned holder;
(s)“Distribution Date” means any date on which the Trustees have determined that a distribution will be made by the Trust to the Unitholders;
(t)“Exempt Plans” means, collectively, trusts governed by registered retirement savings plans, registered retirement income funds, registered education savings plans, deferred profit sharing plans, registered disability savings plans and tax-free saving accounts, each as described in the Tax Act;
(u)“Fiscal Year” means each fiscal year of the Trust;
(v)“Gross Real Estate Value” means, at any time, the value of the real estate held by the Trust, before accounting for depreciation, as determined by the most recent appraisal, plus unrestricted cash;
(w)“herein”, “hereof”, “hereby”, “hereunder”, “this Declaration of Trust”, “this Declaration” and similar expressions refer to this Declaration of Trust and include every instrument supplemental or ancillary to or in implementation of this Declaration of Trust and, except where the context otherwise requires, does not refer to any particular article, section or other portion hereof or thereof;
(x)“IASB” means the International Accounting Standards Board;
(y)“IFRS” means the body of pronouncements issued by the IASB, including International Financial Reporting Standards and interpretations approved by the IASB, International Accounting Standards and Standing Interpretations Committee interpretations approved by the IASB and adapted for use in Canada, applied on a consistent basis;

(z)“includes” and “including” mean, respectively, “includes, without limitation” and “including, without limitation”;
(aa)    “indebtedness” means (without duplication) on a consolidated basis:
(i)any obligation of the Trust for borrowed money other than the impact of any net discount or premium on indebtedness at the time assumed from vendors of properties at rates of interest less or greater than, respectively;
(ii)any obligation of the Trust incurred in connection with the acquisition of property, assets or business other than the amount of future income tax liability arising out of indirect acquisitions;
(iii)any obligation of the Trust issued or assumed as the deferred purchase price of property;
(iv)any obligation of the type referred to in clauses (i) through (iii) of another person, the payment of which the Trust has guaranteed or for which the Trust is responsible for or liable, provided that (A) an obligation will constitute indebtedness only to the extent that it would appear as a liability on the consolidated balance sheet of the Trust in accordance with IFRS; (B) obligations referred to in clauses (i) through (iii) exclude trade accounts payable, distributions payable to Unitholders and accrued liabilities arising in the ordinary course of business; (C) exchangeable or redeemable units or subscription receipts issued by the Trust or any of its subsidiaries (including for greater certainty, Redeemable Units) will not constitute indebtedness notwithstanding the classification of such securities as debt under IFRS; and (D) convertible debentures will constitute indebtedness to the extent of the principal amount thereof outstanding;
(bb)    “Independent Trustee” means any Trustee who is independent for purposes of National Policy 58-201 – Corporate Governance Guidelines;
(cc)    “Initial Contribution” has the meaning given thereto in the Recitals;
(dd)    “Initial Portfolio” means, collectively, the portfolio of eleven hospitality properties to be indirectly contributed to the Trust on Closing, as described in the Prospectus;
(ee)    “Initial Unit” means the initial Unit issued by the Trust to the Initial Unitholder and currently held by the Current Unitholder;
(ff)    “Initial Unitholder” means the person named herein as the first unitholder of the Initial Unit;
(gg)    “Investor Rights Agreement” means the investor rights agreement to be entered into on Closing between the Trust, the OP and certain unitholders of the Trust;
(hh)    “Lead Trustee” has the meaning given thereto in Section 5.3;
(ii)“Material Agreements” means, collectively, the Advisory Agreement, the Investor Rights Agreement, the Operating Agreement, and the agency agreement for the Offering as described in the Prospectus;

(jj)    “Monthly Limit” has the meaning given thereto in Subparagraph 7.10(d)(i);
(kk) “mortgage” means any mortgage, charge, hypothec, bond, debenture, note or other evidence of indebtedness, in each case which is directly or indirectly secured by real property;
(ll)    “NCI” means the non-certificated inventory system of CDS;
(mm) “net realized capital gains of the Trust” for any period means the amount, if any, by which the amount of the realized capital gains of the Trust for the period exceeds the aggregate of (i) the amount of any realized capital losses of the Trust for the period determined in accordance with the Tax Act, and (ii) the amount of any net capital losses of the Trust carried forward from a previous period to the extent not previously deducted from realized capital gains of the Trust determined in accordance with the Tax Act;
(nn)    “NHI” means NHT Holdings, LLC;
(oo)    “Nominating Unitholder” has the meaning given thereto in Section 9.4(a);
(pp)    “Non-Resident” means a person who is not a Resident and a partnership that is not a “Canadian partnership” within the meaning of the Tax Act;
(qq)    “Notice Date” has the meaning given thereto in Section 9.4(c)(i); (rr)    “offeree” means a person to whom a take-over bid is made;
(ss)    “Offering” means the issuance of Units in connection with the initial public offering of the Trust;
(tt)    “offeror” means a person, other than an agent, who makes a take-over bid; and includes two or more persons who, directly or indirectly:
(i)make a take-over bid jointly or in concert; or
(ii)intend to exercise jointly or in concert voting rights attached to the Units for which a take-over bid is made;
(uu)    “OP” means NHT Operating Partnership, LLC, a Delaware limited liability company.
(vv) “Operating Agreement” means the operating agreement of the OP dated as of Closing, as such may be amended or amended and restated;
(ww)    “Original Declaration of Trust” has the meaning given thereto in the Recitals;
(xx) “person” means and includes any individual, general partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, joint stock company, association, trust, trust company, bank, pension fund, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or governmental agency, authority or other organization or entity, whether or not a legal entity, however designated or constituted;

(yy) “Prospectus” means the final prospectus of the Trust relating to the Offering as filed with the securities commissions or similar authorities in Canada, as the same may be amended or amended and restated;
(zz) “real property” means property which in law is real property and includes, whether or not the same would in law be real property, leaseholds, mortgages, undivided joint interests in real property (whether by way of tenancy-in-common, joint tenancy, co- ownership, joint venture or otherwise), any interests in any of the foregoing and securities of trusts, corporations or partnerships the sole or principal purpose and activity of which is to invest in, hold and deal in real property;
(aaa)    “Redeemable Units” means the class B units of the OP;
(bbb)    “Redemption Date” has the meaning given thereto in Subparagraph 7.10(c)(i);
(ccc) “Redemption Notes” means the unsecured subordinated promissory notes of the Trust having a maturity date and interest rate to be determined at the time of issuance by the Trustees, such promissory notes to provide that the Trust shall at any time be allowed to prepay all or any part of the outstanding principal without notice or bonus;
(ddd) “Redemption Price” has the meaning given thereto in Subparagraph 7.10(c)(i); (eee) “Register” has the meaning given thereto in Section 7.15;
(fff) “Related Party” means, with respect to any person, a person who is a “related party” as defined in Multilateral Instrument 61-101 Protection of Minority Security Holders in Special Transactions;
(ggg) “Resident” means a person who is, or is deemed to be, resident in Canada for purposes of the Tax Act;
(hhh)    “Retiring Trustee” has the meaning given thereto in Section 3.7;
(iii)“Securities Laws” means, collectively, (i) the applicable securities laws of Alberta and Ontario and the respective regulations and rules made under those securities laws together with all published policy statements, instruments, blanket orders and rulings of the Alberta and Ontario securities commissions and all discretionary orders or rulings, if any, of the Alberta and Ontario securities commissions made in connection with the transactions contemplated by the Prospectus and this Declaration of Trust, and (ii) if and to the extent applicable, securities laws of the United States and the blue sky laws of any state within the United States;
(jjj) “SIFT Tax” means the tax payable by a SIFT Trust pursuant to section 122 of the Tax Act or by a SIFT partnership pursuant to section 197 of the Tax Act;
(kkk)    “SIFT Trust” has the meaning given thereto in the Tax Act;
(lll)    “Special Resolution” has the meaning given thereto in Section 9.17;
(mmm) “subsidiary” and “subsidiaries” has the meaning ascribed thereto in National Instrument 45-106 – Prospectus Exemptions, as replaced or amended from time to time;

(nnn)    “take-over bid” has the meaning given thereto in the Securities Act (Ontario) as replaced or amended from time to time;
(ooo)    “Tax Act” means the Income Tax Act (Canada) and the regulations thereunder, as replaced or amended from time to time;
(ppp)    “Taxation Year” means the taxation year of the Trust for the purposes of the Tax Act; (qqq)    “Transfer Agent” means any such company as may from time to time be appointed by the Trust to act as registrar and transfer agent of the Units, together with any sub- transfer agent duly appointed by the Transfer Agent;
(rrr) “Trust” means NexPoint Hospitality Trust, a trust created pursuant to the Original Declaration of Trust and governed by this Declaration of Trust pursuant to the laws of the Province of Ontario;
(sss) “Trustees” means the trustee or trustees of the Trust holding office under and in accordance with this Declaration of Trust from time to time and “Trustee” means any one of them;
(ttt) “Trustees’ Regulations” means the regulations adopted by the Trustees pursuant to Section 4.3;
(uuu)    “TSXV” means the TSX Venture Exchange;
(vvv)    “Unit Certificate” means a certificate, in the form stipulated by Article 7, evidencing one or more Units, issued and certified in accordance with the provisions hereof;
(www) “Unitholder” means a person whose name appears on the Register as a holder of one or more Units, or a fraction thereof;
(xxx)    “Units” means a unit of interest in the Trust or a fraction thereof;
(yyy) “U.S. Holdco” means NHT Intermediary, LLC, a Delaware limited liability company; and
(zzz) “U.S. Non-Resident” means a person who is not a United States person under the Code.
1.2Tax Act
Any reference herein to a particular provision of the Tax Act shall include a reference to that provision as it may be replaced, renumbered or amended from time to time. Where there are proposals for amendments to the Tax Act that have not been enacted into law or proclaimed into force on or before the date on which such proposals are to become effective, the Trustees may take such proposals into consideration and apply the provisions hereof as if such proposals had been enacted into law and proclaimed into force.
1.3Day Not a Business Day
Except as expressly specified in this Declaration of Trust, in the event that any day on which any amount is to be determined or any action is required to be taken hereunder is not a Business Day, then such amount shall be determined or such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day. Notwithstanding the foregoing, this Section 1.3 is not applicable to Sections 12.1 and 12.3.
1.4Time of Essence
Time shall be of essence in this Declaration of Trust.
ARTICLE 2 DECLARATION OF TRUST
1.1Establishment of the Trust
The Trustees hereby agree to hold and administer the property, real, personal or otherwise, tangible or intangible, which has been or is hereafter transferred, conveyed or paid to or otherwise received by the Trust or to which the Trust is otherwise entitled, including the Initial Contribution, and all rents, income, profits and gains therefrom in trust for the use and benefit of the Unitholders, their successors, permitted assigns and personal representatives upon the trusts and subject to the terms and conditions hereinafter declared and set forth, such trust to constitute the Trust hereunder.
1.2Initial Contribution
The Trustees hereby acknowledge and confirm that the Initial Unitholder has made the Initial Contribution to the Trustees for the purpose of establishing the Trust.
1.3Name
The name of the Trust is NexPoint Hospitality Trust. As far as practicable and except as otherwise provided in this Declaration of Trust, the Trustees shall conduct the affairs of the Trust, hold property, execute all documents and take all legal proceedings under that name. For greater certainty, where any reference is made in this Declaration of Trust, or any other instrument to which the Trust or the Trustees, as trustees of the Trust, are a party, to an act to be performed by, an appointment to be made by, an obligation or liability of, an asset or right of, a discharge or release to be provided by, a suit or proceeding to be taken by or against, or a covenant, representation or warranty by or with respect to (i) the Trust; or
(ii) the Trustees, such reference shall be construed and applied for all purposes as if it referred to an act to be performed by, an appointment to be made by, an obligation or liability of, an asset or right of, a discharge or release to be provided by, a suit or proceeding taken by or against, or a covenant, representation or warranty by or with respect to the Trustees as trustees of the Trust.
1.4Use of Name
Should the Trustees determine that the use of the name NexPoint Hospitality Trust is not practicable, legal or convenient, they may use such other designation or they may adopt such other name for the Trust as they deem appropriate and the Trust may hold property and conduct its activities under such other designation or name.
1.5Office
The registered and head office of the Trust shall be located at 333 Bay Street, Suite 3400, Toronto, Ontario, unless changed by the Trustees to another location in Canada. The Trust may have such other offices or places for the conduct of its affairs as the Trustees may from time to time determine as necessary or desirable.

1.6Nature of the Trust
The Trust is an unincorporated open-ended trust. The Trust, its Trustees and its property shall be governed by the general law of trusts, except as such general law of trusts has been or is from time to time modified, altered or abridged for trusts or for the Trust by:
(a)applicable laws, regulations or other requirements imposed by applicable securities or other regulatory authorities; and
(b)the terms, conditions and trusts set forth in this Declaration of Trust.
The Trust is not and is not intended to be, shall not be deemed to be and shall not be treated, as a general partnership, limited partnership, syndicate, association, joint venture, company, corporation or joint stock company nor shall the Trustees or the Unitholders or any of them or any officers or other employees of the Trust or any one of them for any purpose be, or be deemed to be, treated in any way whatsoever to be, liable or responsible hereunder as partners or joint venturers. Neither the Trustees nor any officer or other employee of the Trust shall be, or be deemed to be, agents of the Unitholders. The relationship of the Unitholders to the Trustees, to the Trust and to the property of the Trust shall be solely that of beneficiaries of the Trust and their rights shall be limited to those conferred upon them by this Declaration of Trust. In filing a return of income for the Trust with respect to its first taxation year under the Tax Act, the Trust shall elect, assuming that the requirements for such election are met, that the Trust shall be deemed a “mutual fund trust” for purposes of the Tax Act throughout such year. In filing a return of income for the Trust with respect to its first taxation year for U.S. federal income tax purposes (which is intended to be the short tax year ended December 31, 2019), the Trust shall elect, assuming that the requirements for such election are met, that the Trust shall be a “real estate investment trust” for U.S. federal income tax purposes (including by timely filing Form 1120-REIT for such year) and shall not revoke such election, unless the Trustees have determined, at their full discretion, that the Trust not qualify as a “real estate investment trust” under the Code.
1.7Rights of Unitholders
The rights of each Unitholder to call for a distribution or division of assets, monies, funds, income and capital gains held, received or realized by the Trustees are limited to those contained herein and, except as provided herein, no Unitholder shall be entitled to call for any partition or division of the Trust’s property or for a distribution of any particular asset forming part of the Trust’s property or of any particular monies or funds received by the Trustees. The legal ownership of the property of the Trust and the right to conduct the activities of the Trust are vested exclusively in the Trustees, and no Unitholder has or is deemed to have any right of ownership in any of the property of the Trust, except as specifically provided herein. Except as specifically provided herein, no Unitholder shall be entitled to interfere with or give any direction to the Trustees with respect to the affairs of the Trust or in connection with the exercise of any powers or authorities conferred upon the Trustees under this Declaration of Trust. The Units shall be personal property and shall confer upon the holders thereof only the interest and rights specifically set forth in this Declaration of Trust.
ARTICLE 3 TRUSTEES AND OFFICERS
1.1Number
There shall be a minimum of one and a maximum of nine Trustees. The number of Trustees within such minimum and maximum numbers may be changed by the Unitholders or the Trustees from time to time at their discretion.

1.2Term
Trustees elected at an annual meeting will be elected for a term expiring at the close of the next annual meeting and will be eligible for re-election. Trustees appointed by the Trustees between meetings of Unitholders in accordance with Subsection 3.8 shall be appointed for a term expiring at the close of the next annual meeting and will be eligible for election or re-election, as the case may be.
1.3Qualifications of Trustees
A Trustee shall be an individual that is at least 18 years of age, not under any legal disability and not found to be of unsound mind or incapable of managing property by a court in Canada or elsewhere, and not have the status of bankrupt.
1.4Residency of Trustees
A majority of the Trustees must be Residents. If at any time a majority of the Trustees or a majority of the Trustees of any committee of the Trustees are not Residents because of the death, resignation, insolvency, bankruptcy, adjudicated incompetence or incapacity, removal or change in circumstance of any Trustee who was a Resident Trustee, or there are no Trustees who are Residents, the Trustee or Trustees who are Non-Residents shall, immediately before that time, be deemed to have resigned and shall cease to be Trustees with effect from the time of such deemed resignation and the remaining Trustees shall appoint a sufficient number of Resident Trustees to comply with this requirement. If at any time the number of Trustees is less than the number required under this Declaration of Trust and the remaining Trustee or Trustees fail or are unable to act in accordance with Section 3.7 and/or Section 3.12 to appoint one or more additional Trustees or if, upon the resignation or deemed resignation of one or more Trustees there would be no Trustees, then the board of Trustees of the Trust shall appoint one or more Trustees so that following such appointment a majority of the Trustees are Residents and, failing such appointment, any remaining Trustee or Unitholder or officer of the Trust or the Auditors, as the case may be, may apply to the Superior Court of Justice of Ontario for an order appointing one or more Trustees so that following such appointment a majority of the Trustees are Residents, to act until the next annual meeting of Unitholders or on such other terms as the Court may order. Any Trustee who is a Resident who proposes to become a Non-Resident shall notify the other Trustees thereof as soon as reasonably practicable and shall resign as a Trustee effective upon the day of such notification and shall be replaced with a Trustee who is a Resident.
1.5Election of Trustees
Subject to Sections 3.1, 3.3, 3.4, 3.8 and 3.12, the election of the Trustees shall be by the vote of Unitholders. The appointment or election of any Trustee (other than an individual who is serving as a Trustee immediately prior to such appointment or election) shall not become effective unless and until such person shall have in writing accepted such appointment or election and agreed to be bound by the terms of this Declaration of Trust pursuant to Section 3.9.
1.6Independent Trustees
A majority of the Trustees must qualify as “independent” within the meaning of National Instrument 58-101 – Disclosure of Corporate Governance Practices; provided, however, that if at any time a majority of the Trustees are not independent because of the death, resignation, bankruptcy, adjudicated incompetence, removal or change in circumstance of any Trustee who was an independent Trustee, this requirement shall not be applicable for a period of 60 days thereafter, during which time the remaining Trustees shall appoint a sufficient number of Trustees who qualify as “independent” to comply with this requirement.

1.7Resignations, Removal, Incapacity and Death of Trustees
(a)A Trustee may resign at any time by an instrument in writing signed by the Trustee and delivered or mailed to the board of Trustees or the Chief Executive Officer or, if there is no Chief Executive Officer, the Secretary, or if there is no Secretary, the Unitholders. A resignation of a Trustee becomes effective 30 days following receipt by the Trust of a written resignation, or at the time specified in the resignation, whichever is later, provided that if, upon the resignation becoming effective, the number of remaining Trustees would be less than the number necessary to constitute a quorum for a meeting of Trustees, the resignation is not effective until the resigning Trustee’s successor is duly appointed as a Trustee, except in the case of a deemed resignation under Section 3.4 which shall be effective at the time therein prescribed.
(b)A Trustee may be removed at any time with or without cause by a majority of the votes cast at a meeting of Unitholders called for that purpose or with cause by the resolution passed by an affirmative vote of not less than two-thirds of the remaining Trustees. Any removal of a Trustee shall take effect immediately following the aforesaid vote or resolution or at any later time specified in the notice without need for prior accounting, and any Trustee so removed shall be so notified by the Chief Executive Officer or another officer of the Trust or if there is no officer of the Trust, by any remaining Trustee or if there is no Trustee then remaining, by the Unitholders, following such removal.
(c)Upon the resignation or removal of any Trustee, or such Trustee otherwise ceasing to be a Trustee (in each case, a “Retiring Trustee”), such Retiring Trustee shall cease to have the rights, privileges and powers of a Trustee hereunder, shall account to the remaining Trustees as they may require for all property which he or she holds as Trustee and do all such other things as may be required pursuant to Subsection 3.11(b) hereof; provided however that notwithstanding any other provision of this Declaration of Trust, each such Retiring Trustee shall always continue to have the protections afforded to Trustees in Article 17.
(d)Upon the incapacity or death of any Trustee, such Retiring Trustee’s legal representative shall execute and deliver on such Trustee’s behalf such documents as the remaining Trustees may require as provided in this Section 3.7. In the event that a Retiring Trustee or his legal representatives, as applicable, are unable or unwilling to execute and deliver such required documents, each of the remaining Trustees is hereby appointed as the attorney of such Trustee for the purpose of executing and delivering such required documents. This power of attorney granted to each of the remaining Trustees is not intended to be a continuing power of attorney within the meaning of the Substitute Decisions Act, 1992 (Ontario), exercisable during a Trustee’s incapacity to manage property, or any similar power of attorney under equivalent legislation in any of the provinces or territories of Canada (a “CPOA”). The execution of this power of attorney will not terminate any CPOA granted by the Trustee previously and will not be terminated by the execution by the Trustee in the future of a CPOA, and the Trustee hereby agrees not to take any action in the future which results in the termination of this power of attorney.
1.8Appointment of Trustees
The appointment of the Trustees named of the First Part above is hereby confirmed and the term of office applicable to each Trustee shall expire at the close of the first annual meeting of Unitholders. Except as otherwise provided herein, Trustees shall be elected (including the re-election of incumbent Trustees) at each annual meeting of Unitholders, and may be elected at a special meeting of Unitholders. Any such election shall be made either by a resolution approved by a majority of the votes cast at a meeting of Unitholders or shall be made by resolution in writing in the manner set out in Section 9.15. Notwithstanding the foregoing:
(a)If no Trustees are elected at the annual meeting of Unitholders held immediately before the term of office of the then existing Trustees expires, such existing Trustees shall continue to hold the office of Trustees under this Declaration of Trust until successors have been appointed or they cease to hold office.
(b)Subject to the Investor Rights Agreement, the Trustees may, between annual meetings of the Unitholders, appoint one or more additional Trustees to serve until the next annual meeting of Unitholders; provided that the number of additional Trustees so appointed will not at any time exceed one-third of the number of Trustees who held such office at the close of the immediately preceding annual meeting of Unitholders (rounding to the nearest whole number).
1.9Consent to Act
(a)A person who is appointed a Trustee hereunder shall not become a Trustee until the person has, either before or after such appointment, executed and delivered to the Trust a consent, or such consent is evidenced in minutes of a meeting of Trustees, substantially in the form as follows:
“To:    NexPoint Hospitality Trust (the “Trust”)
And to:    The Trustees thereof
The undersigned hereby certifies that he or she or it is/is not a resident of Canada within the meaning of the Income Tax Act (Canada) and consents to act as a Trustee of the Trust and hereby agrees, upon the later of the date of this consent and the date of the undersigned’s appointment as a Trustee of the Trust, to thereby become a party, as a Trustee, to the Declaration of Trust dated the 27th day of March, 2019, as amended, supplemented or amended and restated from time to time, constituting the Trust.”
(b)Upon the later of a person being appointed a Trustee hereunder and executing and delivering to the Trust a form of consent substantially as set forth in Subsection 3.9(a), such person shall become a Trustee hereunder and shall be deemed to be a party (as a Trustee) to this Declaration of Trust, as amended, supplemented or amended and restated from time to time.
1.10Failure to Elect Minimum Number of Trustees
If a meeting of Unitholders fails to elect the minimum number of Trustees required by this Declaration of Trust by reason of the disqualification or death of any nominee, the Trustees elected at the meeting may exercise all of the powers of the Trustees if the number of Trustees so elected constitutes a quorum.
1.11Ceasing to Hold Office
(a)A Trustee ceases to hold office when:
(i)the Trustee ceases to be duly qualified to act as a Trustee as provided under Section 3.3;

(ii)the Trustee ceases to be a Trustee as provided under Section 3.4;
(iii)the Trustee dies or resigns in accordance with Section 3.7; or
(iv)the Trustee is removed in accordance with Section 3.7.
(b)Upon a Trustee ceasing to hold office as such hereunder, such Trustee shall cease to be a party (as a Trustee) to this Declaration of Trust; provided, however, that such Trustee shall continue to be entitled to be paid any amounts owing by the Trust to the Trustee and to the benefits of the indemnity provided in Section 17.2. Such Trustee shall execute and deliver such documents as the remaining Trustees shall reasonably require for the conveyance of any Trust property held in that Trustee’s name, shall account to the remaining Trustees as they may reasonably require for all property which that Trustee holds as Trustee, shall resign from all directorship or similar positions held by such Trustee in any entity in which the Trust has an interest and shall thereupon be discharged as Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees may reasonably require as provided in this Subsection 3.11(b). In the event that a Trustee or his legal representatives, as applicable, are unable or unwilling to execute and deliver such required documents, each of the remaining Trustees is hereby appointed as the attorney of such Trustee for the purposes of executing and delivering such required documents. This power of attorney granted to each of the remaining Trustees is not intended to be a CPOA. The execution of this power of attorney will not terminate any CPOA granted by the Trustee previously and will not be terminated by the execution by the Trustee in the future of a CPOA, and the Trustee hereby agrees not to take any action in the future which results in the termination of this power of attorney.
1.12Vacancies by Trustees
The death, resignation, bankruptcy, adjudicated incompetence or other incapacity to exercise the duties of the office of a Trustee or the removal or other cessation to hold office of a Trustee shall not operate to annul this Declaration of Trust or affect the continuity of the Trust. Until vacancies are filled, the remaining Trustee or Trustees (even if less than a quorum) may exercise the powers of the Trustees hereunder. In the case of a vacancy, the Unitholders or, so long as they constitute a quorum and a majority of the Trustees constituting such quorum are Residents, a majority of the Trustees continuing in office may fill such vacancy except a vacancy resulting from a failure by the Unitholders to elect the minimum number of Trustees fixed by or pursuant to this Declaration of Trust. If there is not such a quorum of Trustees and there is a failure by the Unitholders to elect the minimum number of Trustees required by or pursuant to this Declaration of Trust, the Trustees then in office shall promptly call a special meeting of Unitholders to fill the vacancy and, if they fail to call a meeting or if there are no Trustees then in office, the meeting may be called by any Unitholder. A Trustee appointed to fill a vacancy holds office, subject to Section 3.7 and Section 3.11, until the close of the next annual meeting of the Unitholders, unless such Trustee is elected at the next annual meeting.
1.13Successor and Additional Trustees
The right, title and interest of the Trustees in and to the property and assets of the Trust and the rights of the Trustees to control and exclusively administer the Trust and all other rights of the Trustees at law or under this Declaration of Trust shall vest automatically in all persons who may hereafter become Trustees upon their due election or appointment and qualification and acceptance thereof without any further act and they shall thereupon have all the rights, privileges, powers, obligations and immunities of Trustees hereunder. Such right, title and interest shall vest in the Trustees whether or not conveyancing documents have been executed and delivered pursuant to Section 3.11 or otherwise.
1.14Compensation and Other Remuneration
Trustees, other than management, shall receive such fees and other reasonable compensation (including, without limitation, fees for serving as Chair of the Trust, for serving as chair of any committee of Trustees and for attendance at each meeting of Trustees and of each committee of Trustees) as the Trustees may determine from time to time. The Trustees will be reimbursed for their reasonable travel and ancillary expenses properly incurred for attending meetings or as previously approved by the board of Trustees, up to a maximum amount per meeting as set by the Trustees.
Each of the Trustees, either directly or indirectly, shall also be entitled to receive remuneration for services rendered to the Trust in any other capacity. Such services may include, without limitation, services as an officer of the Trust, legal, accounting or other professional services or services as a broker, transfer agent or underwriter, whether performed by a Trustee or any Person affiliated with a Trustee. Trustees who are officers or employees of the Trust or its subsidiaries shall not be entitled to receive any remuneration for their services as Trustees but shall be entitled to reimbursement from the Trust of their reasonable travel and ancillary expenses as set forth above.
1.15Validity of Acts
Any act of a Trustee is valid notwithstanding any irregularity in the appointment of the Trustees or a defect in the qualifications of the Trustees.
ARTICLE 4 TRUSTEES’ POWERS AND DUTIES
1.1General Powers
The Trustees, subject only to the terms and conditions contained in this Declaration of Trust, including Sections 6.1, 6.2 and 9.8, shall have, without further or other authorization and free from any control or direction on the part of the Unitholders, full, absolute and exclusive power, control and authority over the assets of the Trust and over the operations of the Trust to the same extent as if the Trustees were the sole and absolute legal and beneficial owners of such assets in their own right, to do all such acts and things as in their sole judgment and discretion are necessary or incidental to, or desirable for, the carrying out of any of the purposes of the Trust or the conducting of the affairs of the Trust. In construing the provisions of this Declaration of Trust, there shall be a presumption in favour of the power and authority having been granted to the Trustees. The Trustees shall exercise such power, control and authority from Canada. The enumeration of any specific power or authority herein shall not be construed as limiting the general powers or authority or any other specified power or authority conferred herein on the Trustees. Except as specifically required by such laws, the Trustees shall in carrying out investment activities not be in any way restricted by the provisions of the laws of any jurisdiction limiting or purporting to limit investments which may be made by trustees. Without limiting the generality of the foregoing, the Trustees may, subject to the terms and conditions contained in this Declaration of Trust, make any investments without being required to adhere to all of, or any particular portion of the investment criteria or diversification requirements set forth in the Trustee Act (Ontario), as replaced or amended from time to time, including investments in mutual funds, common trust funds, unit trusts and similar types of investment vehicles, to alter or vary such investments from time to time in a like manner, to retain such investments for such length of time as the Trustees, in their discretion determine and to delegate management and authority to discretionary managers of investment funds as the Trustees in their discretion determine appropriate.

For greater certainty and without limiting the generality of this Section 4.1, the Trust is authorized to complete the transactions set forth in the Prospectus, including to (i) prepare, file, execute and deliver the Prospectus and all other agreements, documents and instruments as may be necessary or, in the Trustees’ discretion, desirable to complete the Offering; (ii) directly or indirectly acquire on the Closing Date the Initial Portfolio and pay the consideration therefor; (iii) enter into the Material Agreements to which it is a party; and (iv) negotiate and enter into any financing arrangements. For greater certainty, the Trust is not required to complete the Offering unless and until the Trustees are satisfied with the terms and conditions thereof.
1.2Specific Powers and Authorities
Subject only to the terms and conditions contained in this Declaration of Trust, including Sections 6.1, 6.2 and 9.8, and in addition to any powers and authorities conferred by this Declaration of Trust or which the Trustees may have by virtue of any present or future statute or rule of law, the Trustees, without any action or consent by the Unitholders, shall have and may exercise, on behalf of the Trust or otherwise, at any time and from time to time the following powers and authorities which may or may not be exercised by them in their sole judgment and discretion and in such manner and upon such terms and conditions as they may from time to time deem proper:
(a)to retain, invest and re-invest the capital or other funds of the Trust in real or personal property of any kind, all without regard to whether any such properties are authorized by law for the investment of trust funds, and to possess and exercise all the rights, powers and privileges appertaining to the ownership of the property of the Trust and to increase the capital of the Trust at any time by the issuance of additional Units for such consideration as they deem appropriate;
(b)for such consideration as they deem proper, to invest in, purchase or otherwise acquire for cash or other property or through the issuance of Units or through the issuance of notes, debentures, bonds or other obligations or securities of the Trust and hold for investment the entire or any participating interest in any mortgages. In connection with any such investment, purchase or acquisition, the Trustees shall have the power to acquire a share of rents, lease payments or other gross income from or a share of the profits from or a share in the equity or ownership of real property;
(c)to sell, rent, lease, hire, exchange, release, partition, assign, mortgage, pledge, hypothecate, grant security interests in, encumber, negotiate, convey, transfer or otherwise dispose of any or all of the property of the Trust by deeds, trust deeds, assignments, bills of sale, transfers, leases, mortgages, financing statements, security agreements and other instruments for any of such purposes executed and delivered for and on behalf of the Trust by one or more of the Trustees or by a duly authorized officer, employee, agent or any nominee of the Trust;
(d)to enter into leases, contracts, obligations and other agreements for a term extending beyond the term of office of the Trustees and beyond the possible termination of the Trust or for a lesser term;
(e)to borrow money from or incur indebtedness to any person, to guarantee, indemnify or act as surety with respect to payment or performance of obligations of third parties; to enter into other obligations on behalf of the Trust; and to assign, convey, transfer, mortgage, subordinate, pledge, grant security interests in, encumber or hypothecate the property of the Trust to secure any of the foregoing;

(f)without limit as to amount, to issue any type of debt securities or convertible debt securities and to borrow money or incur any other form of indebtedness for the purpose of carrying out the purposes of the Trust or for other expenses incurred in connection with the Trust and for such purposes may draw, make, execute and issue promissory notes and other negotiable and non-negotiable instruments or securities and evidences of indebtedness, secure the payment of sums so borrowed or indebtedness incurred and mortgage, pledge, assign or grant a security interest in any money owing to the Trust or its property or engage in any other means of financing the Trust;
(g)to lend money or other property of the Trust, whether secured or unsecured;
(h)to incur and pay out of the property of the Trust any charges or expenses and disburse any funds of the Trust, which charges, expenses or disbursements are, in the opinion of the Trustees, necessary or incidental to or desirable for the carrying out of any of the purposes of the Trust or conducting the affairs of the Trust including, without limitation, taxes or other governmental levies, charges and assessments of whatever kind or nature, imposed upon or against the Trustees in connection with the Trust or the property of the Trust or upon or against the property of the Trust or any part thereof and for any of the purposes herein;
(i)to deposit funds of the Trust in banks, trust companies and other depositories, whether or not such deposits will earn interest, the same to be subject to withdrawal on such terms and in such manner and by such person or persons (including, without limitation, any one or more Trustees, officers, agents or representatives) as the Trustees may determine;
(j)to possess and exercise all the rights, powers and privileges appertaining to the ownership of or interest in all or any mortgages or securities, issued or created by, or interest in, any person, forming part of the assets of the Trust, to the same extent that an individual might and, without limiting the generality of the foregoing, to vote or give any consent, request or notice, or waive any notice, either in person or by proxy or power of attorney, with or without power of substitution, to one or more persons, which proxies and powers of attorney may be for meetings or action generally or for any particular meeting or action and may include the exercise of discretionary power;
(k)to exercise any conversion privilege, subscription right, warrant or other right or option available in connection with any property of the Trust at any time held by it and to make payments incidental thereto; to consent, or otherwise participate in or dissent from, the reorganization, consolidation, amalgamation, merger or readjustment of the finances of any person (other than the Trust), any of the securities of which may at any time be held, directly or indirectly, by the Trust, including units of the OP, or to the sale, mortgage or lease of the property of any such person; and to do any act with reference thereto, including (without limitation) the delegation of discretionary powers, the exercise of options, the making of agreements or subscriptions and the payment of expenses, assessments or subscriptions which it may consider necessary or advisable in connection therewith;
(l)to elect, appoint, engage or employ officers for the Trust (including, without limitation, the Chair of Trustees, a Lead Trustee, Vice-Chair, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Chief Investment Officer, Secretary, Treasurer and such vice-presidents and other officers as the Trustees may determine), who may be removed or discharged at the discretion of the Trustees, such officers to have such powers and duties, and to serve such terms as may be prescribed by the Trustees or by the Trustees’ Regulations; to engage, appoint, employ or contract with any persons as agents, representatives, employees or independent contractors or otherwise (including, without limitation, real estate advisors, investment advisors, registrars, underwriters, accountants, lawyers, real estate agents, property managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, and to pay compensation from the Trust for services in as many capacities as such persons may be so engaged or employed; and, except as prohibited by law or this Declaration of Trust, to delegate any of the powers and duties of the Trustees (including, without limitation, the power of delegation) to any one or more Trustees, agents, representatives, officers, employees, independent contractors or other persons without regard to whether such power, authority or duty is normally granted or delegated by Trustees;
(m)to collect, sue for and receive sums of money coming due to the Trust, and to engage in, intervene in, prosecute, join, defend, compromise, abandon or adjust, by arbitration or otherwise, any actions, suits, proceedings, disputes, claims, demands or other litigation relating to the Trust, the assets of the Trust or the Trust’s affairs, to enter into agreements therefor whether or not any suit is commenced or claim accrued or asserted and, in advance of any controversy, to enter into agreements regarding the arbitration, adjudication or settlement thereof;
(n)to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Trust;
(o)to purchase and pay for, out of the assets of the Trust, insurance contracts and policies insuring the assets of the Trust against any and all risks and insuring the Trust and/or any or all of the Trustees, the Unitholders or officers of the Trust against any and all claims and liabilities of any nature asserted by any person arising by reason of any action alleged to have been taken or omitted by the Trust or by the Trustees, the Unitholders or the officers of the Trust;
(p)to cause legal title to any of the assets of the Trust to be held by and/or in the name of the Trustees, or by and/or in the name of the Trust or one or more of the Trustees or any other person, on such terms, in such manner with such powers in such person as the Trustees may determine and with or without disclosure that the Trust or Trustees are interested therein provided, however, that should legal title to any of the assets of the Trust be held by and/or in the name of any person or persons other than the Trust, the Trustees shall require such person or persons to execute a declaration of trust acknowledging that legal title to such assets is held in trust for the benefit of the Trust;
(q)to determine conclusively the allocation to capital, income or other appropriate accounts for all receipts, expenses, disbursements and, property of the Trust;
(r)to issue Units for such consideration as the Trustees may deem appropriate in their sole discretion, such issuance to be subject to the terms and conditions of this Declaration of Trust;
(s)to make or cause to be made any application for the listing on any stock exchange of any Units or other securities of the Trust, and to do all things which in the opinion of the Trustees may be necessary or desirable to effect or maintain such listing or listings;

(t)to prepare, sign and file or cause to be prepared, signed and filed any prospectus, offering memorandum or similar document, and any amendment thereto, and all agreements contemplated therein or ancillary thereto or relating to or resulting from any offerings of the Units or other securities issued or held by the Trust and to pay the cost thereof and related thereto out of the property of the Trust whether or not such offering is or was of direct benefit to the Trust or those persons (if any) who were Unitholders immediately prior to such offering;
(u)in addition to the mandatory indemnification provided for in Section 17.2, to the extent permitted by law, to indemnify, or enter into agreements with respect to the indemnification of, any person with whom the Trust has dealings, including the Trustees, the officers of the Trust, the depository, the Transfer Agent or any escrow agent, to such extent as the Trustees shall determine;
(v)to determine the value of any or all of the property of the Trust from time to time and, in determining such value, to consider such information and advice as the Trustees, in their sole judgment, may deem material and reliable;
(w)to do all such acts and things and to exercise such powers as may be delegated to the Trustees by any person who co-owns real property with the Trust;
(x)to pay all taxes or assessments, of whatever kind or nature, whether within or outside Canada and the United States, imposed upon or against the Trustees in connection with the Trust’s assets, undertaking or income of the Trust, or imposed upon or against the Trust’s assets, undertaking or income of the Trust, or any part thereof, and to settle or compromise disputed tax liabilities and for the foregoing purposes to make such returns, take such deductions, and make such designations, elections and determinations in respect of the income or net realized capital gains of the Trust and any other matter as shall be permitted under the Tax Act, the Code or other tax statute (provided that to the extent necessary the Trustees will seek the advice of the Trust’s counsel or the Auditors), and do all such other acts and things as may be deemed by the Trustees in their sole discretion to be necessary, desirable or convenient in connection with the foregoing; and
(y)to do all such other acts and things as are incidental to the foregoing, and to exercise all powers that are necessary or useful to carry on the business of the Trust, to promote any of the purposes for which the Trust is formed and to carry out the provisions of this Declaration of Trust.
1.3Further Powers of the Trustees
The Trustees shall have the power to prescribe any form provided for or contemplated by this Declaration of Trust. The Trustees may make, adopt, amend, or repeal regulations containing provisions relating to the Trust, the conduct of its affairs, the rights or powers of the Trustees and the rights or powers of the Unitholders or officers, provided that such regulations shall not be inconsistent with law or with this Declaration of Trust and not, in the opinion of the Trustees, prejudicial to Unitholders. The Trustees shall also be entitled to make any reasonable decisions, designations or determinations not inconsistent with law or with this Declaration of Trust which they may determine are necessary or desirable in interpreting, applying or administering this Declaration of Trust or in administering, managing or operating the Trust. To the extent of any inconsistency between this Declaration of Trust and any regulation, decision, designation or determination made by the Trustees, this Declaration of Trust shall prevail and such regulation, decision, designation or determination shall be deemed to be modified to eliminate such inconsistency. Any regulations, decisions, designations or determinations made in accordance with this Section 4.3 shall be conclusive and binding upon all persons affected thereby.
Subject to any agreement between the Trust and any Trustee and except as otherwise herein provided, the Trustees may from time to time in their discretion appoint, employ, invest in, contract or deal with any person including any affiliate of any of them and any person in which any one or more of them may be directly or indirectly interested and, without limiting the generality of the foregoing, any Trustee may purchase, hold, sell, invest in or otherwise deal with real property or other property of the same class and nature as may be held by the Trustees as property of the Trust, whether for the Trustee’s own account or for the account of another (in a fiduciary capacity or otherwise), without being liable to account therefor and without being in breach of his duties and responsibilities hereunder.
1.4Banking
The banking activities of the Trust, or any part thereof, including the operation of the Trust’s accounts; the making, signing, drawing, accepting, endorsing, negotiating, lodging, depositing or transferring of any cheques, promissory notes, drafts, acceptances, bills of exchange and orders for the payment of money; the giving of receipts for orders relating to any property of the Trust; the execution of any agreement relating to any property of the Trust; the execution of any agreement relating to any such banking activities and defining the rights and powers of the parties thereto; and the authorizing of any officer of such bank to do any act or thing on the Trust’s behalf to facilitate such banking activities, shall be transacted with such bank, trust company or other firm or corporation carrying on a banking business as the Trustees may designate, appoint or authorize from time to time and shall be transacted on the Trust’s behalf by one or more officers of the Trust as the Trustees may designate, appoint or authorize from time to time.
1.5Standard of Care
The exclusive standard of care required of the Trustees in exercising their powers and carrying out their functions hereunder shall be that they exercise their powers and discharge their duties hereunder as Trustees honestly, in good faith and in the best interests of the Trust and, in connection therewith, that they exercise the degree of care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. Unless otherwise required by law, no Trustee shall be required to give bond, surety or security in any jurisdiction for the performance of any duties or obligations hereunder. The Trustees in their capacity as Trustees shall not be required to devote their entire time to the investments, business or affairs of the Trust.
No Trustee shall be liable in carrying out such Trustee’s duties under this Declaration of Trust except in cases where the Trustee fails to act honestly, in good faith and in the best interests of the Trust or, in connection therewith, fails to exercise the degree of care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. The duties and standard of care of the Trustees provided as aforesaid are intended to be similar to, and not to be any greater than, those imposed on a director of a corporation governed by the CBCA.
1.6Fees and Expenses
As part of the expenses of the Trust, the Trustees may pay or cause to be paid out of the Trust’s property, reasonable fees, costs and expenses incurred in connection with the administration and management of the Trust, including real property and brokerage commissions in respect of investments and dispositions of real property made by the Trust, fees of auditors, accountants, lawyers, engineers, appraisers and other agents, consultants and professional advisors employed by or on behalf of the Trust, fees of stock exchanges and the cost of reporting or giving notices to Unitholders. All costs, charges and expenses properly incurred by the Trustees on behalf of the Trust shall be payable out of the Trust’s property.

1.7Reliance Upon Trustees
Any person dealing with the Trust in respect of any matters pertaining to the assets of the Trust and any right, title or interest therein or to securities of the Trust shall be entitled to rely on a certificate or statutory declaration (including a certificate or statutory declaration as to the passing of a resolution of the Trustees) executed by any single Trustee or officer of the Trust or such other person as may be authorized by the Trustees as to the capacity, power and authority of the Trustees or any such other person to act for and on behalf and in the name of the Trust. No person dealing with the Trustees or officers of the Trust shall be bound to see to the application of any funds or property passing into the hands or control of the Trustees. The receipt by or on behalf of the Trustees or officers of the Trust for monies or other consideration shall be binding upon the Trust.
1.8Determinations of Trustees Binding
All determinations of the Trustees which are made in good faith with respect to any matters relating to the Trust, including whether any particular investment or disposition meets the requirements of this Declaration of Trust, shall be final and conclusive and shall be binding upon the Trust and all Unitholders (and, where the Unitholder is an Exempt Plan, or other similar fund or plan registered under the Tax Act, upon plan beneficiaries and plan holders past, present and future) and Units of the Trust shall be issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.
1.9Limitations on Liability of Trustees
(a)Subject to the standard of care set forth in Section 4.5, none of the Trustees nor any officers, employees or agents of the Trust shall be liable to any Unitholder or any other person in tort, contract or otherwise for any action taken or not taken in good faith in reliance on any documents that are, prima facie, properly executed; for any depreciation of, or loss to, the Trust incurred by reason of the sale of any security; for the loss or disposition of monies or securities; for any action or failure to act by any person to whom the Trustees are permitted to delegate and have delegated any of their duties hereunder; or for any other action or failure to act, including the failure to compel in any way any former Trustee to redress any breach of trust or any failure by any person to perform obligations or pay monies owed to the Trust, unless such liabilities arise out of a breach of the standard of care, diligence and skill as set out in Section 4.5. If the Trustees have retained an appropriate expert, advisor or legal counsel with respect to any matter connected with their duties under this Declaration of Trust, the Trustees may act or refuse to act based on the advice of such expert, advisor or legal counsel and, notwithstanding any provision of this Declaration of Trust, including, without limitation, the standard of care, diligence and skill set out in Section 4.5 hereof, the Trustees shall not be liable for and shall be fully protected from any action or refusal to act based on the advice of any such expert, advisor or legal counsel which it is reasonable to conclude is within the expertise of such expert or advisor to give.
(b)The Trustees shall not be subject to any personal liability for any debts, liabilities, obligations, claims, demands, judgments, costs, charges or expenses against or with respect to the Trust arising out of anything done or permitted or omitted to be done in respect of the execution of the duties of the office of Trustees for or in respect to the affairs of the Trust unless such Trustee shall have failed to meet the standard of care set out in Section 4.5. No property or assets of the Trustees, owned in their personal capacity or otherwise, will be subject to any levy, execution or other enforcement procedure with regard to any obligations under this Declaration of Trust or under any other related agreements unless such Trustee shall have failed to meet the standard of care set out in Section 4.5. No recourse may be had or taken, directly or indirectly, against the Trustees in their personal capacity or against any incorporator, shareholder, director, officer, employee or agent of the Trustees or any successor of the Trustees unless such Trustee shall have failed to meet the standard of care set out in Section 4.5. The Trust shall be solely liable therefor and resort shall be had solely to the Trust’s property for payment or performance thereof unless such Trustee shall have failed to meet the standard of care set out in Section 4.5.
In the exercise of the powers, authorities or discretion conferred upon the Trustees under this Declaration of Trust, the Trustees are and shall be conclusively deemed to be acting as trustees of the Trust’s property.
1.10Conflict of Interest
(a)Subject to Section 18.19, if a Trustee or officer of the Trust:
(i)is a party to a material contract or transaction or proposed material contract or transaction with the Trust (or an affiliate thereof); or
(ii)is a director or officer of, or an individual acting in a similar capacity, or otherwise has a material interest in, any person who is a party to a material contract or transaction or proposed material contract or transaction with the Trust (or an affiliate thereof), such Trustee or officer of the Trust shall disclose in writing to the Trustees or request to have entered into the minutes of meetings of the Trustees the nature and extent of such interest.
(b)The disclosure required under Section 4.10(a) in the case of a Trustee shall be made:
(i)at the meeting of Trustees at which a proposed contract or transaction is first considered;
(ii)if the Trustee was not then interested in a proposed contract or transaction, at the first such meeting after he becomes so interested;
(iii)if the Trustee becomes interested after a contract is made or a transaction is entered into, at the first meeting after he becomes so interested; or
(iv)if a person who is interested in a contract or transaction later becomes a Trustee, at the first such meeting after he becomes a Trustee.
(c)The disclosure required under Section 4.10(a) in the case of an officer of the Trust who is not a Trustee shall be made:
(i)forthwith after such person becomes aware that the contract or transaction or proposed contract or transaction is to be considered or has been considered at a meeting of the Trustees;
(ii)if such person becomes interested after a contract is made or transaction is entered into, forthwith after such person becomes aware that he has become so interested; or

(iii)if a person who is interested in a contract or a transaction later becomes an officer of the Trust, forthwith after he becomes an officer of the Trust.
(d)Notwithstanding Subsections 4.10(a)(i) and 4.10(a)(ii), where this Section 4.10 applies to any person in respect of a material contract or transaction or proposed material contract or transaction that, in the ordinary course of the affairs of the Trust, would not require approval by the Trustees or the Unitholders, such person shall disclose in writing to the Trustees or request to have entered into the minutes of meetings of the Trustees the nature and extent of such person’s interest forthwith after such person becomes aware of the contract or transaction or proposed contract or transaction.
(e)A Trustee referred to in this Section 4.10 shall not vote on any resolution to approve the said contract or transaction unless the contract or transaction is:
(i)one relating primarily to such Trustee’s remuneration as a Trustee, officer, employee or agent of the Trust; or
(ii)one for indemnity of such Trustee under Section 17.1 hereof or the purchase of liability insurance, provided, however, that the presence of such Trustee at the relevant meeting or the written recognition by such Trustee of any resolution in writing shall be counted toward any quorum requirement or requirement that at least a minimum number of Trustees act.
(f)For the purposes hereof, a general notice to the Trustees by a Trustee or an officer of the Trust disclosing that such person is a director or officer of or has a material interest in a person and is to be regarded as interested in any contract made or any transaction entered into with that person, is a sufficient disclosure of interest in relation to any contract so made or transaction so entered into. In the event that a meeting of Unitholders is called to confirm or approve a contract or transaction which is the subject of a general notice to the Trustees, the notice and extent of the interest in the contract or transaction of the person giving such general notice shall be disclosed in reasonable detail in the notice calling the said meeting of Unitholders or in any information circular to be provided by this Declaration of Trust or by law.
(g)Where a material contract is made or a material transaction is entered into between the Trust and a Trustee or an officer of the Trust, or between the Trust and another person in which a Trustee or an officer of the Trust is a director or officer or in which he has a material interest:
(i)such person is not accountable to the Trust or to the Unitholders for any profit or gain realized from the contract or transaction; and
(ii)the contract or transaction is neither void nor voidable, by reason only of that relationship or by reason only that such person is present at or is counted to determine the presence of a quorum at the meeting of the Trustees that authorized the contract or transaction, if such person disclosed such person’s interest in accordance with this Section 4.10, and the contract or transaction was reasonable and fair to the Trust at the time it was so approved.

(h)Notwithstanding anything in this Section 4.10, but without limiting the effect of Subsection 4.10(e) hereof, a Trustee or an officer of the Trust, acting honestly and in good faith, is not accountable to the Trust or to the Unitholders for any profit or gain realized from any such contract or transaction by reason only of such person holding such office or position, and the contract or transaction, if it was reasonable and fair to the Trust at the time it was approved, is not by reason only of such person’s interest therein void or voidable, where:
(i)the contract or transaction is confirmed or approved at a meeting of Unitholders duly called for that purpose; and
(ii) the nature and extent of such person’s interest in the contract or transaction are disclosed in reasonable detail in the notice calling the meeting or in any information circular to be provided by this Declaration of Trust or by law.
(i)Subject to Subsections 4.10(e), 4.10(g) and 4.10(h) hereof, where a Trustee or an officer of the Trust fails to disclose such person’s interest in a Material Agreement or material contract or transaction in accordance with this Declaration of Trust or otherwise fails to comply with this Section 4.10, the Trustees or any Unitholder, in addition to exercising any other rights or remedies in connection with such failure exercisable at law or in equity, may apply to a court for an order setting aside the contract or transaction and directing that such person account to the Trust for any profit or gain realized.
1.11Conditions Precedent
The obligation of the Trustees to commence or continue any act, action, suit or proceeding or to represent the Trust in any action, suit or proceeding shall be conditional upon sufficient funds being available to the Trustees from the Trust’s property to commence or continue such act, action, suit or proceeding or to represent the Trust in any action, suit or proceeding and an indemnity reasonably satisfactory to the Trustees to protect and hold harmless the Trustees against the costs, charges and expenses and liabilities to be incurred therein and any loss and damage it may suffer by reason thereof. None of the provisions contained in this Declaration of Trust shall require the Trustees to expend or risk their own funds or otherwise incur financial liability in the performance of their duties or in the exercise of any of their rights or powers unless they are given an indemnity and funding satisfactory to the Trustees, acting reasonably.
ARTICLE 5 OFFICERS OF THE TRUST
1.1General
The Trust shall have a Chair of Trustees, and may have one or more other officers as the Trustees may appoint from time to time, including a Lead Trustee, a Chief Executive Officer, a Chief Financial Officer, a Chief Investment Officer and a Chief Operating Officer. Any officer of the Trust, other than the Chair of Trustees and Lead Trustee, may, but need not be, a Trustee. One person may hold two or more offices. Officers of the Trust may be appointed and, without prejudice to rights under any employment contract, removed or discharged, and their powers, responsibilities and remuneration determined by the Trustees and, in the absence of such determination, their responsibilities shall be those usually applicable to the office held.

1.2Chair of Trustees
The Chair of Trustees shall be appointed from among the Trustees provided that the Chair of Trustees shall be a non-executive appointment. When present, the Chair of Trustees shall be chairperson of meetings of Trustees and Unitholders and shall have such other powers and duties as the Trustees may determine from time to time to manage the affairs of the board of Trustees and monitor the effectiveness of the Trustees.
1.3Lead Trustee
If the Chair of Trustees is not an Independent Trustee, a lead trustee (the “Lead Trustee”) shall be appointed from among the Trustees. The Lead Trustee must be an Independent Trustee. The Lead Trustee will act as an effective leader of the board of Trustees in respect of matters required to be considered by the Independent Trustees only, and will ensure that the board of Trustees’ agenda will enable it to successfully carry out its duties.
1.4Term of Office
The Chair of Trustees, Lead Trustee and any officer appointed by the Trustees shall hold such position until his or her successor is elected or appointed, provided, without prejudice to rights under any employment contract, that the Trustees may remove an officer from office at any time in their sole discretion.
1.5Independent Contractors
Any office of the Trust appointed by the Trustees may be held by an individual who is not an employee of the Trust but has been retained by the Trust to hold such office pursuant to an independent service agreement entered into between the Trust and that individual or that individual’s employer.
ARTICLE 6
INVESTMENT GUIDELINES AND OPERATING POLICIES
1.1Investment Guidelines
Notwithstanding any other provision hereof, the assets of the Trust may be invested only with the approval of the Trustees and only in accordance with the following restrictions:
(a)the Trust may only invest, directly or indirectly, in interests (including fee ownership and leasehold interests) in income-producing real estate located in the United States and Canada (including, for greater certainty, assets whose revenue stems primarily from hospitality assets but which may include income from other asset classes), assets ancillary thereto necessary for the operation of such real estate and such other activities as are consistent with the other investment guidelines of the Trust;
(b)notwithstanding anything else contained in this Declaration of Trust, the Trust shall not make any investment, take any action or omit to take any action that would result in Units not being units of a “mutual fund trust” within the meaning of the Tax Act or that would result in the Units not being qualified investments for Exempt Plans;
(c)the business, operations, and the assets of the Trust shall be limited to and conducted in such a manner as to permit the Trust at all times to be qualified and classified as a “real estate investment trust” (as defined in the Code) for U.S. federal income tax purposes, unless the Trustees have determined, at their full discretion, that the Trust cease qualifying as a “real estate investment trust” under the Code;
(d)the Trust may, directly or indirectly, invest in a joint venture arrangement for the purposes of owning interests or investments otherwise permitted to be held by the Trust; provided that such joint venture arrangement contains terms and conditions which, in the opinion of the Independent Trustees, are commercially reasonable, including without limitation such terms and conditions relating to restrictions on the transfer, acquisition and sale of the Trust’s and any joint venturer’s interest in the joint venture arrangement, provisions to provide liquidity to the Trust, provisions to limit the liability of the Trust and its Unitholders to third parties, and provisions to provide for the participation of the Trust in the management of the joint venture arrangement. For purposes hereof, a “joint venture arrangement” is an arrangement between the Trust and one or more other persons pursuant to which the Trust, directly or indirectly, conducts an undertaking for one or more of the purposes set out in the investment guidelines of the Trust and in respect of which the Trust may hold its interest jointly or in common or in another manner with others either directly or through the ownership of securities of a corporation or other entity;
(e)except for temporary investments held in cash, deposits with a Canadian or U.S. chartered bank or trust company registered under the laws of a province of Canada or a state of the United States, short-term government debt securities or money market instruments maturing prior to one year from the date of issue and except as permitted pursuant to the investment guidelines and operating policies of the Trust, the Trust may not hold securities of a person other than to the extent such securities would constitute an investment in real property (as determined by the Trustees) and provided further that, notwithstanding anything contained in this Declaration of Trust to the contrary, but in all events subject to paragraph (b) above, the Trust may hold securities of a person: (i) acquired in connection with the carrying on, directly or indirectly, of the Trust’s activities or the holding of its assets; or (ii) which focuses its activities primarily on the activities described in paragraph (a) above, provided in the case of any proposed investment or acquisition which would result in the beneficial ownership of more than 10% of the outstanding securities of an issuer (the “Acquired Issuer”), the investment is made for the purpose of subsequently effecting the merger or combination of the business and assets of the Trust and the Acquired Issuer or for otherwise ensuring that the Trust will control the business and operations of the Acquired Issuer;
(f)the Trust shall not invest in rights to or interests in mineral or other natural resources, including oil or gas, except as incidental to an investment in real property;
(g)the Trust shall not invest, directly or indirectly, in operating businesses unless:
(i)revenue will be principally associated with the ownership, directly or indirectly, of hospitality properties; or
(ii)it principally involves the ownership, maintenance, development, improvement, leasing or management, directly or indirectly, of a hospitality property (in each case as determined by the Trustees); or
(iii)it is an indirect investment and is incidental to a transaction which satisfies (i) or
(ii)above;

(h)the Trust shall not invest in raw land for development, except (i) for existing properties with additional development or properties adjacent to existing properties of the Trust for the purpose of the renovation or expansion of existing properties, or (ii) the development of new properties which will be capital property of the Trust, provided that the aggregate value of the investments of the Trust in raw land, excluding raw land under development, after giving effect to the proposed investment, will not exceed 10% of Gross Real Estate Value;
(i)the Trust may invest in and originate mortgages and mortgage bonds (including participating or convertible mortgages) and similar instruments where:
(i)the real property which is security for such mortgages and similar instruments is income producing real property which otherwise meets the other investment guidelines of the Trust; and
(ii)the aggregate book value of the investments of the Trust in mortgages, after giving effect to the proposed investment, will not exceed 15% of Gross Real Estate Value; and
(j)the Trust may invest an amount (which, in the case of an amount invested to acquire real property, is the purchase price less the amount of any debt incurred or assumed in connection with such investment) up to 15% of the Gross Real Estate Value of the Trust in investments which do not comply with one or more of paragraphs (a), (d), (e),
(g) and (h).
For the purpose of the foregoing investment guidelines, the assets, liabilities and transactions of a corporation or other entity wholly or partially-owned by the Trust will be deemed to be those of the Trust on a proportionate consolidation basis. In addition, any references in the foregoing investment guidelines to investment in real property will be deemed to include an investment in a joint venture arrangement that invests in real property.
1.2Operating Policies
The operations and affairs of the Trust are to be conducted in accordance with the following policies:
(a)the Trust shall not purchase, sell, market or trade in currency or interest rate futures contracts otherwise than for hedging purposes where, for the purposes hereof, the term “hedging” has the meaning ascribed thereto by National Instrument 81-102 - Mutual Funds adopted by the Canadian Securities Administrators, as replaced or amended from time to time;
(b)(i)    any written instrument creating an obligation which is or includes the granting by the Trust of a mortgage; and
(ii)to the extent the Trustees determine to be practicable and consistent with their fiduciary duties to act in the best interest of the Unitholders, any written instrument which is, in the judgment of the Trustees, a material obligation, shall contain a provision, or be subject to an acknowledgement to the effect, that the obligation being created is not personally binding upon, and that resort must not be had to, nor will recourse or satisfaction be sought from, by lawsuit or otherwise the private property of any of the Trustees, Unitholders, annuitants or beneficiaries under a plan of which a Unitholder acts as a trustee or carrier, or officers, employees or agents of the

Trust, but that only property of the Trust or a specific portion thereof is bound; the Trust, however, is not required, but must use all reasonable efforts, to comply with this requirement in respect of obligations assumed by the Trust upon the acquisition of real property;
(c)the Trust may engage in construction or development of real property: (a) to maintain its real properties in good repair or to improve the income producing potential of properties in which the Trust has an interest; and (b) to develop new properties that will be capital properties of the Trust on completion, provided that the aggregate value of the investments of the Trust in properties under development after giving effect to the proposed investment in the construction or development, will not exceed 20% of Gross Real Estate Value;
(d)title to each real property shall be held by and registered in the name of the Trust, a subsidiary of the Trust, the Trustees or a corporation or other entity wholly-owned, directly or indirectly, by the Trust or jointly- owned, directly or indirectly, by the Trust, with joint venturers; provided, that where land tenure will not provide fee simple title, the Trust, the Trustees or a corporation or other entity wholly-owned, directly or indirectly, by the Trust or jointly owned, directly or indirectly, by the Trust shall hold a land lease as appropriate under the land tenure system in the relevant jurisdiction;
(e)the Trust shall not incur or assume any indebtedness if, after giving effect to the incurrence or assumption of such indebtedness, the total indebtedness of the Trust would be more than 70% of Gross Real Estate Value;
(f)the Trust shall not directly or indirectly guarantee any indebtedness or liabilities of any kind of a third party, except indebtedness or liabilities assumed or incurred by an entity in which the Trust holds an interest, directly or indirectly, or by an entity jointly owned by the Trust with joint venturers and operated solely for the purpose of holding a particular property or properties, where such indebtedness, if granted by the Trust directly, would cause the Trust to contravene its investment guidelines or operating policies. The Trust is not required but shall use its reasonable best efforts to comply with this requirement (a) in respect of obligations assumed by the Trust pursuant to the acquisition of real property; or (b) if doing so is necessary or desirable in order to further the initiatives of the Trust permitted under this Declaration of Trust;
(g)the Trust shall directly or indirectly obtain and maintain at all times property insurance coverage in respect of potential liabilities of the Trust and the accidental loss of value of the assets of the Trust from risks, in amounts, with such insurers, and on such terms as the Trustees consider appropriate, taking into account all relevant factors including the practice of owners of comparable properties;
(h)the Trust shall have obtained an appraisal of each real property that it intends to acquire and an engineering survey with respect to the physical condition thereof, in each case, by an independent and experienced consultant, unless the requirement for such an appraisal or engineering survey is waived by the Independent Trustees;
(i)the Trust shall obtain a Phase I environmental site assessment of each real property to be acquired by it and, if the Phase I environmental site assessment report recommends that a further environmental site assessment be conducted, the Trust shall have conducted such further environmental site assessments, in each case by an independent and experienced environmental consultant; as a condition to any acquisition such assessments shall be satisfactory to the Trustees; and

(j)the Trust shall not engage in any sales or other dispositions of properties, directly or indirectly, if it would subject the Trust to tax under Section 857 of the Code.
For the purpose of the foregoing operating policies restrictions, the assets, liabilities and transactions of a corporation or other entity wholly or partially-owned by the Trust will be deemed to be those of the Trust on a proportionate consolidation basis. In addition, any references in the foregoing operating policies to investment in real property will be deemed to include an investment in a joint venture arrangement that invests in real property.
1.3Amendments to Investment Guidelines and Operating Policies
All of the investment guidelines set out in Section 6.1 and the operating policies contained in Subsections 6.2(a), 6.2(e), 6.2(f), 6.2(g), 6.2(h) and 6.2(i) may be amended only with the approval of two- thirds of the votes cast by Unitholders at a meeting called for such purpose. The remaining operating policies may be amended with the approval of a majority of the votes cast by Unitholders at a meeting called for such purpose.
1.4Tax Status
The Trustees shall cause the Trust to elect, in its return of income for the first taxation year of the Trust,
(i) pursuant to Subsection 132(6.1) of the Tax Act, that the Trust be deemed to be a “mutual fund trust” for the purposes of the Tax Act throughout such year, provided that prior to filing such return of income the Trust has sufficient unitholders so as to be entitled to make such election and has otherwise complied with the requirements thereof, and (ii) pursuant to Section 856 of the Code, to treat the Trust as a “real estate investment trust” for U.S. federal income tax purposes (including by timely filing Form 1120-REIT for such year, which is intended to be the short tax year ended December 31, 2019). Notwithstanding anything else contained in this Declaration of Trust, after making such elections, the Trust shall not make any investment, take any action or omit to take any action that would result in the Trust failing or ceasing to qualify as a “mutual fund trust” within the meaning of the Tax Act or a “real estate investment trust” under the Code unless the Trustees determine, at their full discretion, that the Trust cease qualifying as a “real estate investment trust” under the Code. The Trust shall be classified and treated as a disregarded entity for U.S. federal income tax purposes until such point in time as the Trust elects to be treated as a corporation and a “real estate investment trust” for U.S. federal income tax purposes. The Trustees will make or cause to be made all elections and filings in order to effectuate the foregoing. As of the first day of the tax year for which the Trust intends to elect to be treated as a “real estate investment trust” for U.S. federal income tax purposes, the Trust shall timely make an entity classification election on Form 8832 to be treated as an association taxable as a corporation for U.S. federal income tax purposes
1.5Application of Investment Guidelines and Operating Policies
With respect to the investment guidelines and operating policies contained in Sections 6.1 and 6.2 and where any maximum or minimum percentage limitation is specified in any of the guidelines and policies therein contained, such guidelines and policies shall, unless otherwise specified, be applied on the basis of the relevant amounts calculated immediately after the making of such investment or the taking of such action. Any subsequent change relative to any percentage limitation, which results from a subsequent change in the Gross Real Estate Value, will not require divestiture of any investment.
1.6Regulatory Matters
Notwithstanding the foregoing in this Section 6, if at any time a government or regulatory authority having jurisdiction over the Trust or any property of the Trust shall enact any law, regulation or requirement which is in conflict with any investment guideline or operating policy of the Trust then in force (other than Subsection 6.1(b)), such investment guideline or operating policy in conflict shall, if the

Trustees on the advice of legal counsel to the Trust so resolve, be deemed to have been amended to the extent necessary to resolve any such conflict and, notwithstanding anything to the contrary herein contained, any such resolution of the Trustees shall not require the prior approval of Unitholders.
ARTICLE 7 UNITS
1.1Units
(a)The beneficial interests in the Trust shall be described and designated as “Units”, which shall be entitled to the rights and subject to the limitations, restrictions and conditions set out herein. Each Unit shall vest indefeasibly in the holder thereof and the interest of each Unitholder shall be determined by the number of Units registered in the name of the Unitholder.
(b)Each Unit shall represent a proportionate, undivided beneficial ownership interest in the Trust and shall confer the right to one vote at any meeting of Unitholders and to participate pro rata in any distributions by the Trust and, in the event of termination or winding-up of the Trust, in the net assets of the Trust remaining after satisfaction of all liabilities. No Unit shall have any preference or priority over any other. Units shall rank among themselves equally and rateably without discrimination, preference or priority. Units will be fully paid and non-assessable when issued and are transferable.
(c)The number of Units that the Trust may issue shall be unlimited.
(d)The issued and outstanding Units may be subdivided or consolidated from time to time by the Trustees without notice to or approval of the Unitholders.
(e)The Units shall be denominated in U.S. dollars.
1.2Consideration for Units
No Units shall be issued other than as fully paid and non-assessable. A Unit shall not be fully paid until the consideration therefor has been received in full by or on behalf of the Trust. The consideration for any Unit shall be paid in money or in property or in past services that are not less in value than the fair equivalent of the money that the Trust would have received if the Unit had been issued for money. In determining whether property or past services are the fair equivalent of consideration paid in money, the Trustees may take into account reasonable charges and expenses of organization and reorganization and payments for property and past services reasonably expected to benefit the Trust.
1.3Re-Purchase of Initial Unit by Trust
Immediately after the issuance of the Units as contemplated in the Prospectus, the Trust will re-purchase the Initial Unit from the Current Unitholder, and the Current Unitholder will sell the Initial Unit to the Trust, for an aggregate purchase price of US$15.00 and, upon the completion of such purchase and sale, the Initial Unit shall be cancelled and shall no longer be outstanding for any purpose of this Declaration of Trust.
1.4Pre-Emptive Rights
Subject to any binding agreement entered into by the Trust (including without limitation the Investor Rights Agreement), no person shall be entitled, as a matter of right, to subscribe for or purchase any

Units. There are no pre-emptive rights attaching to the Units except as set out in the Investor Rights Agreement.
1.5Fractional Units
If, as a result of any act of the Trustees hereunder, any person becomes entitled to a fraction of a Unit, such person shall not be entitled to receive a certificate therefor. Following the Offering, fractional Units shall not, except to the extent that they may represent in the aggregate one or more whole Units, entitle the holders thereof to notice of or to attend or to vote at meetings of Unitholders. Subject to the foregoing, such fractional Units shall have attached thereto the rights, restrictions, conditions and limitations attaching to whole Units in the proportion that they bear to a whole Unit.
1.6Allotment and Issue
Subject to the pre-emptive and registration rights contained in the Investor Rights Agreement, the Trustees may allot and issue Units or securities exchangeable into Units at such time or times and in such manner (including, without limitation, pursuant to any plan from time to time in effect relating to reinvestment by Unitholders of distributions of the Trust in Units and as consideration for the acquisition of new properties or assets, at a price or for such consideration as determined by the Trustees) and for such consideration and to such person, persons or class of persons as the Trustees in their sole discretion shall determine. In the event that Units are issued in whole or in part for consideration other than money, the resolution of the Trustees allotting and issuing such Units shall express the fair equivalent in money of the other consideration received. The price or value of the consideration for which Units may be issued will be determined by the Trustees in their sole discretion, generally in consultation with investment dealers or brokers who may act as underwriters in connection with offerings of Units.
1.7Rights, Warrants and Options
The Trust may create and issue rights, warrants, options or other instruments or securities to subscribe for fully paid Units, which rights, warrants, options, instruments or securities may be exercisable at such subscription price or prices and at such time or times as the Trustees may determine. The rights, warrants, options, instruments or securities so created may be issued for such consideration or for no consideration, all as the Trustees may determine. A right, warrant, option, instrument or security shall not be a Unit and a holder thereof shall not be a Unitholder. Upon the approval by the Trustees of any unit option plan or other incentive plan for the Trustees, officers and/or employees of the Trust or any subsidiary of the Trust and/or their personal holding companies or family trusts and/or persons who provide services to the Trust or a unitholders’ rights plan, the Trustees may grant options or other securities upon the terms and subject to the conditions set forth in such plan.
Subject to the provisions of Article 6 hereof, the Trustees may create and issue indebtedness of the Trust in respect of which interest, premium or principal payable thereon may be paid, at the option of the Trust or the holder, in fully paid Units, or which indebtedness, by its terms, may be convertible into Units at such time and for such prices as the Trustees may determine. Any indebtedness so created shall not be a Unit and a holder thereof shall not be a Unitholder unless and until fully paid Units are issued in accordance with the terms of such indebtedness.
1.8Commissions and Discounts
The Trustees may provide for the payment of commissions or may allow discounts to persons in consideration of their subscribing or agreeing to subscribe, whether absolutely or conditionally, for Units or other securities issued by the Trust or of their agreeing to procure subscriptions therefor, whether absolute or conditional.

1.9Non-Certificated Inventory System
(a)The provisions of this Section 7.9 shall not in any way alter the nature of Units or the relationships of a Unitholder to the Trustees and of one Unitholder to another but are intended only to facilitate the recording of all transactions in respect of Units whether by the Trust, securities dealers, stock exchanges, transfer agents, registrars or other persons.
(b)Except as otherwise provided below, registration of interests in and transfers of Units held through CDS, or its nominee, will be made electronically through the NCI system of CDS. On Closing, the Trust, via its Transfer Agent, will electronically deliver the Units registered to CDS or its nominee, and CDS will credit interests in such Units to the accounts of the CDS Participants as directed by the underwriters in respect of the Offering. Units held in CDS will be purchased, transferred and surrendered for redemption through a CDS Participant. All rights of beneficial Unitholders who hold Units in CDS must be exercised through, and all payments or other property to which such beneficial Unitholders are entitled will be made or delivered by CDS or the CDS Participant through which the beneficial Unitholder holds such Units. A beneficial holder of a Unit participating in the NCI system will not be entitled to a certificate or other instrument from the Trust or the Transfer Agent evidencing that person’s interest in or ownership of Units, nor, to the extent applicable, will such beneficial Unitholder be shown on the records maintained by CDS, except through an agent who is a CDS Participant.
(c)Except as described below, no purchaser of a Unit will be entitled to a certificate or other instrument from the Trust evidencing that purchaser’s ownership thereof, and no holder of a beneficial interest in a Unit (a “Beneficial Owner”) will be shown on the records maintained by CDS except through the accounts of CDS Participants acting on behalf of the Beneficial Owners. CDS will be responsible for establishing and maintaining accounts for CDS Participants having interests in the Units, and sales of interests in the Units can only be completed through CDS Participants.
(d)Units may be issued in fully registered form to holders or their nominees, if any, who purchase the Units pursuant to a private placement of Units made in reliance upon Rule 144A (or other registration exemption) adopted under the United States Securities Act of 1933, and to transferees thereof in the United States who purchase such Units in reliance upon Rule 144A (or other registration exemption). Likewise, any Units transferred to a transferee within the United States or outside the United States to a “U.S. Person” (within the meaning of Regulation S) may be evidenced in definitive certificates representing any such Units unless the Trust otherwise agrees that such Units need not be evidenced in definitive certificates. If any such Units represented by definitive certificates are subsequently traded into Canada, or otherwise outside the United States in compliance with Regulation S, the Transfer Agent will electronically deliver such Units registered to CDS or its nominee, and CDS will credit interests in such Units to the accounts of the CDS Participants as directed by the Transfer Agent.
(e)Except as noted in the foregoing paragraph, Units will be issued in fully registered form to holders or their nominees, other than CDS or its nominee, only if: (i) the Trust is required to do so by applicable law; (ii) the depositary system of CDS ceases to exist;
(iii)the Trust determines that CDS is no longer willing, able or qualified to discharge properly its responsibility as depositary and the Trust is unable to locate a qualified successor; (iv) the Trust at its option elects to prepare and deliver definitive certificates representing the Units; or (v) the Trust at its option elects to terminate the NCI system in respect of the Units through CDS.
(f)All references herein to actions by, notices given or payments made to Unitholders shall, where such Units are held through CDS, refer to actions taken by, or notices given or payments made to, CDS upon instruction from the CDS Participants in accordance with CDS’s rules and procedures. For the purposes of any provision hereof requiring or permitting actions with the consent of or at the direction of Unitholders evidencing a specified percentage of the aggregate Units outstanding, such direction or consent may be given by Unitholders acting through CDS and the CDS Participants owning Units evidencing the requisite percentage of the Units. The rights of a Unitholder whose Units are held through CDS shall be exercised only through CDS and the CDS Participants and shall be limited to those established by law and agreements between such Unitholders and CDS and/or the CDS Participants or upon instruction from the CDS Participants. Each of the Transfer Agent and the Trustees may deal with CDS for all purposes (including the making of payments) as the authorized representative of the respective Unitholders and such dealing with CDS shall constitute satisfaction or performance, as applicable, towards their respective obligations hereunder.
(g)For so long as Units are held through CDS, if any notice or other communication is required to be given to Unitholders, the Trustees and the Transfer Agent will give all such notices and communications to CDS.
(h)If CDS resigns or is removed from its responsibilities as depositary and the Trustees are unable or do not wish to locate a qualified successor, CDS shall surrender the Units held by it to the Transfer Agent with instructions from CDS for registration of Units in the name and in the amounts specified by CDS and the Trust shall issue and the Trustee and Transfer Agent shall execute and deliver the aggregate number of Units then outstanding in the form of definitive Unit Certificates representing such Units.
1.10Redemption of Units
(a)Each Unitholder shall be entitled to require the Trust to redeem at any time or from time to time at the demand of the Unitholder all or any part of the Units registered in the name of the Unitholder at the prices determined and payable in accordance with the conditions hereinafter provided.
(b)(i) To exercise a Unitholder’s right to require redemption under this Section 7.10, a duly completed and properly executed notice requiring the Trust to redeem Units, in a form reasonably acceptable to the Trustees, together with written instructions as to the number of Units to be redeemed, shall be sent to the Transfer Agent with a copy to the Trust at the head office of the Trust. A Unitholder not otherwise holding a registered Unit Certificate that wishes to exercise the redemption right will be required to obtain a redemption notice form from the Unitholder’s investment dealer who will be required to deliver the completed redemption notice form to the Trust and to CDS. No form or manner of completion or execution shall be sufficient unless the same is in all respects reasonably acceptable to the Trustees and is accompanied by any further evidence that the Trustees may reasonably require with respect to the identity, capacity or authority of the person giving such notice.

(ii) Upon receipt by the Transfer Agent and the Trust of the notice to redeem Units, the Unitholder shall thereafter cease to have any rights with respect to the Units tendered for redemption (other than to receive the redemption payment therefor) including the right to receive any distributions thereon which are declared payable to the Unitholders of record on a date which is subsequent to the day of receipt by the Trust of such notice. Units shall be considered to be tendered for redemption on the date that the Trust has, to the satisfaction of the Trustees, received the notice and other required documents or evidence as aforesaid.
(c)(i) Upon receipt by the Transfer Agent and the Trust of the notice to redeem Units in accordance with this Section 7.10, the holder of the Units tendered for redemption shall be entitled to receive a price per Unit (the “Redemption Price”) equal to the lesser of:
(A)90% of the “market price” of the Units calculated as of the date on which the Units were surrendered for redemption (the “Redemption Date”); and
(B)100% of the “closing market price” on the principal market on which the Units are listed for trading, on the Redemption Date;
For the purposes of this calculation, “market price” as at a specified date will be:
(x)an amount equal to the weighted average trading price of a Unit on the principal exchange or market on which the Units are listed or quoted for trading during the period of 10 consecutive trading days ending on such date;
(y)an amount equal to the weighted average of the closing market prices of a Unit on the principal exchange or market on which the Units are listed or quoted for trading during the period of 10 consecutive trading days ending on such date, if the applicable exchange or market does not provide information necessary to compute a weighted average trading price; or
(z)if there was trading on the applicable exchange or market for fewer than five of the 10 trading days, an amount equal to the simple average of the following prices established for each of the 10 consecutive trading days ending on such date: the simple average of the last bid and last asking price of the Units for each day on which there was no trading; the closing price of the Units for each day that there was trading if the exchange or market provides a closing price; and the simple average of the highest and lowest prices of the Units for each day that there was trading, if the market provides only the highest and lowest prices of Units traded on a particular day.
The “closing market price” of a Unit for the purpose of the foregoing calculations, as at any date will be:
(w)an amount equal to the weighted average trading price of a Unit on the principal exchange or market on which the Units are listed or quoted for trading on the specified date if the principal exchange or market provides information necessary to compute a weighted average trading price of the Units on the specified date;
(x)an amount equal to the closing price of a Unit on the principal market or exchange on the specified date if there was a trade on the specified date and the principal exchange or market provides only a closing price of the Units on the specified date;
(y)an amount equal to the simple average of the highest and lowest prices of the Units on the principal market or exchange, if there was trading on the specified date and the principal exchange or market provides only the highest and lowest trading prices of the Units on the specified date; or
(z)the simple average of the last bid and last asking prices of the Units on the principal market or exchange, if there was no trading on the specified date.
If Units are not listed or quoted for trading in a public market, the Redemption Price will be the fair market value of the Units, which will be determined by the Trustees in their sole discretion.
(ii) Subject to Subsections 7.10(d) and 7.10(e), the Redemption Price payable in respect of the Units tendered for redemption during any calendar month shall be paid in U.S. dollars within 30 days after the end of the calendar month in which the Units were tendered for redemption. Payments made by the Trust of the Redemption Price are conclusively deemed to have been made upon the mailing of a cheque in a postage prepaid envelope addressed to the former Unitholder unless such cheque is dishonoured upon presentment. Upon such payment, the Trust shall be discharged from all liability to the former Unitholder in respect of the Units so redeemed.
(d)Paragraph 7.10(c)(ii) shall not be applicable to Units tendered for redemption by a Unitholder, if:
(i)the total amount payable by the Trust pursuant to Subsection 7.10(c) in respect of such Units and all other Units tendered for redemption in the same calendar month exceeds US$50,000 (the “Monthly Limit”); provided that the Trustees may, in their sole discretion, waive such limitation in respect of all Units tendered for redemption in any calendar month and, in the absence of such a waiver, Units tendered for redemption in any calendar month in which the total amount payable by the Trust pursuant to Paragraph 7.10(c)(ii) exceeds the Monthly Limit will be redeemed for cash pursuant to Paragraph 7.10(c)(ii) and, subject to any applicable regulatory approvals, by a distribution in specie under Section 7.10(e), on a pro rata basis;
(ii)on the date the Units are tendered for redemption, the outstanding Units are not listed for trading on the TSXV or traded or quoted on any stock exchange or market which the Trustees consider, in their sole discretion, provides representative fair market value prices for the Units;
(iii)the normal trading of the outstanding Units is suspended or halted on any stock exchange on which the Units are listed for trading, or if not so listed, on any market on which the Units are quoted for trading, on the Redemption Date for such Units or for more than five trading days during the 10 trading day period commencing immediately before the Redemption Date for such Units; or
(iv)the redemption of the Units will result in the delisting of the Units from the principal stock exchange on which the Units are listed.
(e)To the extent that Paragraph 7.10(c)(ii) is not applicable to all of the Units tendered for redemption by a Unitholder pursuant to Subsection 7.10(d), the balance of the Redemption Price per Unit specified in Subsection 7.10(c) shall, subject to receipt of all necessary regulatory approvals (which the Trust shall use reasonable commercial efforts to obtain forthwith), be paid and satisfied by way of a distribution in specie to such Unitholder of Redemption Notes. Upon such payment, together with any cash paid to the Unitholder in accordance with Paragraph 7.10(c)(ii), the Trust shall be discharged from all liability to such former Unitholder and any party having a security interest in respect of the Units so redeemed. In the event of distributions of Redemption Notes, each Redemption Note so distributed to the redeeming holder of Units shall be in the principal amount of US$100 or such other amount as may be determined by the Trustees. No fractional Redemption Notes shall be distributed and where the number of Redemption Notes to be received upon redemption by a holder of Units would otherwise include a fraction, that number shall be rounded down to the next lowest whole number. The Trustees may deduct or withhold from all payments or other distributions payable to any Unitholder pursuant to this Article 7 all amounts required by law to be so withheld.
(f)All Units redeemed under this Section 7.10 shall be cancelled and such Units shall no longer be outstanding and shall not be reissued.
1.11Certificate Fee
The Trustees may establish a reasonable fee to be charged for every Unit Certificate issued.
1.12Form of Unit Certificate
The form of certificate representing Units and the instrument of transfer, if any, on the reverse side thereof shall be in such form as is from time to time authorized by the Trustees.
1.13Unit Certificates
(a)If issued, Unit Certificates are issuable only in fully registered form.
(b)The definitive form of the Unit Certificates shall:
(A)be in the English language or in the English language and the French language;
(B)be dated as of the date of issue thereof; and
(C)contain such distinguishing letters and numbers as the Trustees shall prescribe.
(c)In the event that the Unit Certificate is translated into the French language and any provision of the Unit Certificate in the French language shall be susceptible of an interpretation different from the equivalent provision in the English language, the interpretation of such provision in the English language shall be determinative.

(d)Each Unit Certificate shall be signed on behalf of the Trustees and, unless otherwise decided by the Trustees, signed or certified by the Transfer Agent of the Trust. The signature of the Trustees required to appear on such certificate may be printed, lithographed or otherwise mechanically reproduced thereon and, in such event, certificates so signed are as valid as if they had been signed manually. If a Unit Certificate contains the printed or mechanically reproduced signature of a person, then the Trust may issue the Unit Certificate even though such person has ceased to be a Trustee or an authorized representative thereof and such Unit Certificate is valid as if such person continued to be a Trustee or an authorized representative thereof at the date of its issue.
1.14Contents of Unit Certificates
(a)Until otherwise determined by the Trustees, each Unit Certificate shall legibly set forth on the face thereof, inter alia, the following:
(A)the name of the Trust and the words “A trust governed under the laws of the Province of Ontario governed by a Declaration of Trust made the 27th day of March, 2019, as amended or amended and restated from time to time” or words of like effect;
(B)the name of the person to whom the Unit Certificate is issued as Unitholder;
(C)the number of Units represented thereby and whether or not the Units represented thereby are fully paid;
(D)that, subject to the terms of the Declaration of Trust, the Units represented thereby are transferable;
(E)“The Units represented by this certificate are issued upon the terms and subject to the conditions of the Declaration of Trust, which Declaration of Trust is binding upon all holders of Units and, by acceptance of this certificate, the holder assents to the terms and conditions of the Declaration of Trust. A copy of the Declaration of Trust, pursuant to which this certificate and the Units represented thereby are issued, may be obtained by a Unitholder on demand and without fee from the head office of the Trust” or words of like effect;
(F)“For information as to personal liability of a Unitholder, see the reverse side of this certificate” or words of like effect; and
(G)the legends and other information required by Article 8.
(b)Until otherwise determined by the Trustees, each such certificate shall legibly set forth on the reverse side thereof, inter alia, the following:
(A)“The Declaration of Trust provides that no Unitholder shall be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the assets of the Trust or the obligations or the affairs of the Trust and all such persons shall look solely to the assets of the Trust for satisfaction of claims of any nature arising out of or in connection therewith and the assets of the Trust only shall be subject to levy or execution”, or words of like effect; and

(B)appropriate forms of notice of exercise of the right of redemption and of powers of attorney for transferring Units.
The Unit Certificates may be engraved, printed or lithographed, or partly in one form and partly in another, as the Trustees may determine.
1.15Register of Unitholders
A register (the “Register”) shall be kept at the principal office in Toronto, Ontario of the Trust, which Register shall contain the names and addresses of the Unitholders, the respective numbers of Units held by them, the certificate numbers of certificates representing such Units and a record of all transfers and redemptions thereof. Only Unitholders whose certificates are so recorded shall be entitled to receive distributions or to exercise or enjoy the rights of Unitholders hereunder. The Trustees shall have the right to treat the person registered as a Unitholder on the Register as the owner of such Units for all purposes, including payment of any distribution, giving notice to Unitholders and determining the right to attend and vote at meetings of Unitholders.
1.16Successors in Interest to Unitholders
Any person purporting to become entitled to any Units as a consequence of the death, bankruptcy or incompetence of any Unitholder or otherwise by operation of law, shall be recorded in the Register as the holder of such Units, but until such record is made, the Unitholder of record shall continue to be and shall be deemed to be the holder of such Units for all purposes whether or not the Trust, the Trustees or the Transfer Agent or registrar of the Trust shall have actual or other notice of such death, bankruptcy, incompetence or other event and any person becoming entitled to such Units shall be bound by every notice or other document in respect of the Units which shall have been duly given to the person from whom such person derives title to such Units. Once such record is made, the Trustees shall deal with the new holder of such Units as Unitholder from thereon and shall have no liability to any other person purporting to have been entitled to the Units prior to the making of such record.
1.17Units Held Jointly or in Fiduciary Capacity
The Trust may treat two or more persons holding any Unit as joint tenants of the entire interest therein unless the ownership is expressly otherwise recorded in the Register, but no entry shall be made in the Register that any person is in any other manner entitled to any future, limited or contingent interest in any Unit; provided, however, that any person recorded in the Register as a Unitholder may, subject to the provisions herein contained, be described in the Register as a fiduciary of any kind and any customary words may be added to the description of the holder to identify the nature of such fiduciary relationship.
1.18Performance of Trusts
None of the Trustees of the Trust, the officers of the Trust, the Unitholders or the Transfer Agent or other agent of the Trust or the Trustees shall have a duty to inquire into any claim that a transfer of a Unit or other security of the Trust was or would be wrongful or that a particular adverse person is the owner of or has an interest in the Unit or other security or any other adverse claim, or be bound to see to the performance of any trust, express, implied or constructive, or of any charge, pledge or equity to which any of the Units or other securities or any interest therein are or may be subject, or to ascertain or inquire whether any sale or transfer of any such Units or other securities or interest therein by any such Unitholder or holder of such security or his personal representatives is authorized by such trust, charge, pledge or equity, or to recognize any person as having any interest therein, except for the person recorded as Unitholder.

1.19Lost Unit Certificates
In the event that any Unit Certificate is lost, stolen, destroyed or mutilated, the Trustees may authorize the issuance of a new Unit Certificate for the same number of Units in lieu thereof. The Trustees may in their discretion, before the issuance of such new Unit Certificate, require the owner of the lost, stolen, destroyed or mutilated Unit Certificate, or the legal representative of the owner, to make such affidavit or statutory declaration, setting forth such facts as to the loss, theft, destruction or mutilation as the Trustees or any officers of the Trust deem necessary and may require the applicant to surrender any mutilated Unit Certificate and to require the applicant to supply to the Trust a “lost certificate bond” or similar bond in such reasonable amount as the Trustees direct indemnifying the Trustees or any officers of the Trust and the Transfer Agent for so doing. The Trustees or any officers of the Trust shall have the power to acquire from an insurer or insurers a blanket lost security bond or bonds in respect of the replacement of lost, stolen, destroyed or mutilated Unit Certificates. The Trust shall pay all premiums and other sums of money payable for such purpose out of the property of the Trust with such contribution, if any, by those insured as may be determined by the Trustees or any officers of the Trust. If such blanket lost security bond is acquired, the Trustees or any officers of the Trust may authorize and direct (upon such terms and conditions as they from time to time impose) any registrar, transfer agent, trustee or others to whom the indemnity of such bond extends to take such action to replace such lost, stolen, destroyed or mutilated Unit Certificates without further action or approval by the Trustees or any officers of the Trust.
1.20Death of Unitholders
The death of a Unitholder during the continuance of the Trust shall not terminate the Trust or give the personal representatives or the heirs of the estate of the deceased Unitholder a right to an accounting or to take any action in the courts or otherwise against other Unitholders or the Trustees, officers of the Trust or the property of the Trust, but shall only entitle the personal representatives or the heirs of the estate of the deceased Unitholder to succeed to all rights of the deceased Unitholder under this Declaration of Trust.
1.21Unclaimed Payments
In the event that the Trustees hold any amounts to be paid to Unitholders under Article 12 or otherwise because such amounts are unclaimed or cannot be paid for any reason, neither the Trustees nor any distribution disbursing agent shall be under any obligation to invest or reinvest the same and shall only be obligated to hold the same in a current or other non-interest bearing account with a chartered bank or trust company, pending payment to the person or persons entitled thereto. The Trustees shall, as and when required by law, and may at any time prior to such required time, pay all or part of such amounts so held to a court in the province where the Trust has its principal office or to the Public Guardian and Trustee (or other similar government official or agency) in the province where the Trust has its principal office whose receipt shall be a good and sufficient discharge of the obligations of the Trustees.
1.22Repurchase of Units
The Trust shall be entitled to purchase for cancellation at any time the whole or from time to time any part of the outstanding Units, at a price per Unit and on a basis determined by the Trustees in compliance with all applicable Securities Laws and the rules or policies of any applicable stock exchange.
1.23Take-Over Bids
(a)If within 120 days after the date of a take-over bid (which, for purposes of this Section 7.23, includes an issuer bid made by the Trust) the bid is accepted by the holders of not less than 90% of the Units, calculated as if all Redeemable Units were redeemed for Units, other than Units held at the date of the take-over bid by or on behalf of the offeror or an affiliate or associate of the offeror, the offeror is entitled, on complying with this Section 7.23, to acquire the Units held by holders of Units that did not tender to the take-over bid (the “dissenting offerees”).
(b)An offeror may acquire Units held by a dissenting offeree by sending by registered mail within 60 days after the date of termination of the take-over bid and in any event within 180 days after the date of the take-over bid, an offeror’s notice to each dissenting offeree stating that:
(A)the offerees holding more than 90% of the Units, calculated on a fully diluted basis, accepted the take-over bid, other than Units held at the date of the take- over bid by or on behalf of the offeror or an affiliate or associate of the offeror;
(B)the offeror is bound to take up and pay for or has taken up and paid for the Units of the offerees who accepted the take-over bid;
(C)a dissenting offeree is required to elect:
(A)to transfer his Units to the offeror on the terms on which the offeror acquired the Units of the offerees who accepted the takeover bid, or
(B)to demand payment of the fair value of his Units in accordance with Subsections 7.23(h) to 7.23(q) by notifying the offeror within 20 days after he receives the offeror’s notice;
(D)a dissenting offeree who does not notify the offeror in accordance with Subparagraph 7.23(b)(iii)(B) is deemed to have elected to transfer his Units to the offeror on the same terms that the offeror acquired the Units from the offerees who accepted the take-over bid; and
(E)a dissenting offeree must send his Units to which the take-over bid relates to the Trust within 20 days after he receives the offeror’s notice.
(c)Concurrently with sending the offeror’s notice under Subsection 7.23(b), the offeror shall send to the Trust a notice of adverse claim disclosing the name and address of the offeror and the name of the dissenting offeree with respect to each Unit held by a dissenting offeree.
(d)A dissenting offeree to whom an offeror’s notice is sent under Subsection 7.23(b) shall, within 20 days after he receives that notice, send his Unit Certificates, or the Unit Certificates issuable upon the exchange of his Redeemable Units, to the Trust.
(e)Within 20 days after the offeror sends an offeror’s notice under Subsection 7.23(b), the offeror shall pay or transfer to the Trust the amount of money or other consideration that the offeror would have had to pay or transfer to a dissenting offeree if the dissenting offeree had elected to accept the take-over bid under Subparagraph 7.23(b)(iii)(A).
(f)The Trust is deemed to hold in trust for the dissenting offeree the money or other consideration it receives under Subsection 7.23(e) and the Trust shall deposit the money in a separate account in a bank or other body corporate any deposits of which are insured by the Canada Deposit Insurance Corporation or guaranteed by the Québec

Deposit Insurance Board, and shall place the other consideration in the custody of a bank or such other body corporate.
(g)Within 30 days after the offeror sends an offeror’s notice under Subsection 7.23(b), the Trust shall:
(A)issue to the offeror a Unit Certificate in respect of the Units that were held by dissenting offerees;
(B)give to each dissenting offeree who elects to accept the take-over bid terms under Subparagraph 7.23(b)(iii)(A) and who sends his Unit Certificates, or the Unit Certificates issuable upon the exchange of his Redeemable Units, as required under Subsection 7.23(d), the money or other consideration to which he is entitled, disregarding fractional Units, if any, which may be paid for in money; and
(C)send to each dissenting offeree who has not sent his Unit Certificates, or the Unit Certificates issuable upon the exchange of his Redeemable Units, as required under Subsection 7.23(d) a notice stating that:
(A)his Units have been cancelled,
(B)the Trust or some designated person holds in trust for him the money or other consideration to which he is entitled as payment for or in exchange for his Units, and
(C)the Trust will, subject to Subsections 7.23(h) to 7.23(q), send that money or other consideration to him forthwith after receiving his Units.
(h)If a dissenting offeree has elected to demand payment of the fair value of his Units under Subparagraph 7.23(b)(iii)(B), the offeror may, within 20 days after it has paid the money or transferred the other consideration, under Subsection 7.23(e), apply to a court to fix the fair value of the Units of that dissenting offeree.
(i)If an offeror fails to apply to a court under Subsection 7.23(h), a dissenting offeree may apply to a court for the same purpose within a further period of 20 days.
(j)Where no application is made to a court under Subsection 7.23(i) within the period set out in that subsection, a dissenting offeree is deemed to have elected to transfer his Units to the offeror on the same terms that the offeror acquired the Units from the offerees who accepted the take-over bid.
(k)An application under Subsections 7.23(h) or 7.23(i) shall be made to a court having jurisdiction in the place where the Trust has its registered office.
(l)A dissenting offeree is not required to give security for costs in an application made under Subsections 7.23(h) or 7.23(i).
(m)On an application under Subsections 7.23(h) or 7.23(i):
(A)all dissenting offerees referred to in Subparagraph 7.23(b)(iii)(B) whose Units have not been acquired by the offeror shall be joined as parties and shall be bound by the decision of the court; and

(B)the offeror shall notify each affected dissenting offeree of the date, place and consequences of the application and of his right to appear and be heard in person or by counsel.
(n)On an application to a court under Subsections 7.23(h) or 7.23(i) the court may determine whether any other person is a dissenting offeree who should be joined as a party, and the court shall then fix a fair value for the Units of all dissenting offerees.
(o)A court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the Units of a dissenting offeree.
(p)The final order of the court shall be made against the offeror in favour of each dissenting offeree and for the amount for his Units as fixed by the court.
(q)In connection with proceedings under this Section 7.23, a court may make any order it thinks fit and, without limiting the generality of the foregoing, it may:
(A)fix the amount of money or other consideration that is required to be held in trust under Subsection 7.23(f);
(B)order that money or other consideration be held in trust by a person other than the Trust; and
(C)allow a reasonable rate of interest on the amount payable to each dissenting offeree from the date he sends or delivers his Unit Certificates under Subsection 7.23(d) until the date of payment.
(r)Where an offeror is entitled to acquire Units held by a dissenting offeree pursuant to Subsection 7.23(b) and the offeror wishes to exercise such right, the offeror shall also deliver an offer (the “Redemption Offer”) to the Trustees, at the same time that an offeror’s notice is delivered pursuant to Subsection 7.23(b), addressed to each holder of Redeemable Units to acquire all Units issued to such holder by the Trust following the redemption of the holder’s Redeemable Units for Units pursuant to the Operating Agreement. The Redemption Offer shall be made on the same terms as the Offeror acquired the Units of the Unitholders who accepted the take-over bid and the redemption by the holder of the Redeemable Units and the acquisition by the Offeror of the Units issuable upon redemption thereof shall occur within 30 days of delivery of the Redemption Offer to the Trustees. The Trustees shall deliver the Redemption Offer to each holder of Redeemable Units forthwith upon receipt, if any such holders exist.
(s)In the event that a non-exempt take-over bid from a person acting at arm’s length to holders of Redeemable Units (or any affiliate or associate thereof) is made for Units, unless the take-over bid is structured (i) to permit holders of Redeemable Units to both redeem for Units and tender conditional on take-up, or (ii) such that the offer is made for all Redeemable Units on identical terms, then from and after the first take-up of Units under the said takeover bid (provided that not less than 25% of the Units other than Units held at the date of the take-over bid by the offeror or associates or affiliates of the offeror are so taken up), the terms and conditions of the Redeemable Units held by persons other than the offeror (or any affiliate or associate thereof) will automatically (without any further action) be amended such that the redemption ratio shall be varied to equal 110% of the redemption ratio then in effect (such that on redemption the holder shall receive 1.1 Units for each Unit that the holder would otherwise have received). For greater certainty, notwithstanding any adjustment contemplated by this section, the holders of such Redeemable Units shall not be entitled to any adjustment to their entitlement to distributions until such time as such Redeemable Units are redeemed for Units.
ARTICLE 8
RESTRICTIONS ON TRANSFER AND OWNERSHIP OF UNITS
1.1Definitions
For the purpose of Sections 8.2, 8.3 and 8.4, the following terms shall have the following meanings:
(a)“Beneficial Ownership” shall mean ownership of Units by a Person, whether the interest in the Units is held directly or indirectly (including by a nominee), and shall include interests that are actually owned or would be treated as owned through the application of Section 544 of the Code, as modified by Sections 856(h)(1)(B) and 856(h)(3) of the Code. The terms “Beneficial Owner,” “Beneficially Own,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.
(b)“Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in Toronto or New York City are authorized or required by law, regulation or executive order to close.
(c)“Charitable Beneficiary” shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 8.3(f), provided that each such organization must be a “United States person” under the Code that is described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
(d)“Charitable Trust” shall mean any trust provided for in Section 8.3(a) that is a “United States person” under the Code.
(e)“Charitable Trustee” shall mean the Person unaffiliated with the Trust and any Prohibited Owner, that is appointed by the Trust to serve as trustee of a Charitable Trust.
(f)“Constructive Ownership” shall mean ownership of Units by a Person, whether the interest in the Units is held directly or indirectly (including by a nominee), and shall include interests that are actually owned or would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Own,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.
(g)“Excepted Holder” shall mean a Unitholder of the Trust for whom an Excepted Holder Limit is created by the Trustees pursuant to Section 8.2(g).
(h)“Excepted Holder Limit” shall mean for each Excepted Holder, the percentage limit established by the board of Trustees for such Excepted Holder pursuant to Section 8.2(g), which limit may be expressed, in the discretion of the board of Trustees, as one or more percentages and/or numbers of Units, provided that the affected Excepted Holder agrees to comply with any requirements established by the board of Trustees pursuant to Section 8.2(g) and subject to adjustment pursuant to Section 8.2(h).

(i)“FIRPTA Holder” shall mean any Person that (i) is not a “United States person” under the Code for the purposes of Section 897 of the Code, and (ii) is treated as holding more than 5% of the Units determined by applying the constructive ownership rules of Section 897(c)(3) of the Code, including through the application of Section 897(c)(6)(C) of the Code and excluding any such outstanding Units which are not treated as outstanding for U.S. federal income tax purposes. Any determination by the Trust as to the ownership of Units by a Person shall be conclusive for all purposes hereof.
(j)“Individual” means an individual, a trust qualified under Section 401(a) or 501(c)(17) of the Code, a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, or a private foundation within the meaning of Section 509(a) of the Code, provided that, except as set forth in Section 856(h)(3)(A)(ii) of the Code, a trust described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code shall be excluded from this definition.
(k)“Initial Date” shall mean the date of the closing of the issuance of Units pursuant to the Offering.
(l)“Market Price” on any date shall mean, with respect to the Units, the Closing Price for such Units. The “Closing Price” on any date shall mean the last sale price for such Units, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Units, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the TSXV or, if the Units are not listed or admitted to trading on the TSXV, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Units are listed or admitted to trading or, if such Units are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system on which such Units are quoted, or if such Units are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Units selected by the Trustees or, in the event that no trading price is available for such Units, the fair market value of the Units, as determined in good faith by the Trustees.
(m)“Person” shall mean an Individual, corporation, partnership, limited liability company, estate, trust, association, joint stock company or other entity.
(n)“Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 8.2(a), would Beneficially Own or Constructively Own Units in violation of Section 8.2(a)(i) or would be an Undisclosed FIRPTA Holder, and if appropriate in the context, shall also mean any Person who would have been the record owner of the Units that the Prohibited Owner would have so owned.
(o)“Restriction Termination Date” shall mean the first day after the Initial Date on which the Trustees determine pursuant to Section 14.1(a) of this Declaration of Trust that it is no longer in the best interests of the Trust to attempt to, or continue to qualify as a “real estate investment trust” for U.S. federal income tax purposes or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive

Ownership and Transfers of Units set forth herein is no longer required in order for the Trust to qualify as a “real estate investment trust” for U.S. federal income tax purposes.
(p)“Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire, or change its level of, Beneficial Ownership or Constructive Ownership, or to acquire, or change its level of ownership, for the purposes of Section 897(c)(3) of the Code, including through the application of Section 897(c)(6)(C) of the Code, or any agreement to take any such actions or cause any such events, of Units or the right to vote or receive distributions on Units, including (i) the granting or exercise of any option (or any disposition of any option), (ii) any disposition of any securities or rights convertible into or exchangeable for Units or any interest in Units or any exercise of any such conversion or exchange right, and (iii) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Units or changes in level of ownership for the purposes of Section 897(c)(3) of the Code, including through the application of Section 897(c)(6)(C) of the Code; in each case, whether voluntary or involuntary, whether owned of record, Beneficially Owned or Constructively Owned or owned for purposes of Section 897(c)(3) of the Code, including through the application of Section 897(c)(6)(C) of the Code, and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.
(q)“Undisclosed FIRPTA Holder” shall mean any Person that (i) is a FIRPTA Holder and (ii) has not fully satisfied the requirements of Section 8.2(d)(iv). Any determination by the Trust as to whether the provisions of Section 8.2(d)(iv) have been fully satisfied by a Person shall be conclusive for all purposes hereof.
(r)“Unit Ownership Limit” shall mean 6.2% (in value or in number of Units, whichever is more restrictive), and subject to adjustment from time to time by the Trustees in accordance with Section 8.2(h) of the aggregate of the outstanding Units, excluding any such outstanding Units which are not treated as outstanding for U.S. federal income tax purposes. Notwithstanding the foregoing, for purposes of determining the percentage ownership of Units by any Person, Units that are treated as Beneficially Owned or Constructively Owned by such Person shall be deemed to be outstanding. The number and value of outstanding Units shall be determined by the board of Trustees in good faith, which determination shall be conclusive for all purposes hereof.
1.2Units
(a)Ownership Limitations.
(i)Basic Restrictions. During the period commencing on the Initial Date and prior to the Restriction Termination Date:
(A)(1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Units in excess of the Unit Ownership Limit and
(2) no Excepted Holder shall Beneficially Own or Constructively Own Units in excess of the Excepted Holder Limit for such Excepted Holder.
(B)No Person shall Beneficially Own or Constructively Own Units to the extent that such Beneficial Ownership or Constructive Ownership of Units could result in (1) the Trust being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year, but taking into account the application of Section 856(h)(2)), or (2) otherwise failing to qualify as a “real estate investment trust” for U.S. federal income tax purposes (including but not limited to Beneficial Ownership or Constructive Ownership that could result in (i) the Trust Constructively Owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Trust from such tenant, taking into account any other income of the Trust that would not qualify under the gross income requirements of Section 856(c) of the Code, would cause the Trust to fail to satisfy any of such gross income requirements or (ii) any manager or operator of a “qualified lodging facility,” within the meaning of Section 856(d)(9)(D) of the Internal Revenue Code, leased by the Trust (or any subsidiary of the Trust) to one of its taxable REIT subsidiaries failing to qualify as an “eligible independent contractor,” within the meaning of Section 856(d)(9)(A) of the Internal Revenue Code).
(C)Any Transfer that, if effective, would result in the Units being beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Units.
(ii)Transfer in Charitable Trust for Real Estate Investment Trust Purposes. If any Transfer (whether or not such Transfer is the result of a transaction entered into through the facilities of the TSXV or any other national securities exchange or automated inter-dealer quotation system or over-the-counter market) occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Units in violation of Section 8.2(a)(i)(A) or (B):
(A)then that number of Units the ownership of which otherwise would cause such Person to violate Section 8.2(a)(i)(A) or (B) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 8.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Units; or
(B)if the transfer to the Charitable Trust described in clause (A) of this sentence would not be effective for any reason to prevent the violation of Section 8.2(a)(i)(A) or (B), then the Transfer of that number of Units that otherwise would cause any Person to violate Section 8.2(a)(i)(A) or (B) shall be void ab initio, and the intended transferee shall acquire no rights in such Units.
In determining which Units are to be transferred to a Charitable Trust in accordance with this Section 8.2(a)(ii) and Section 8.3 hereof, Units shall be so transferred to a Charitable Trust in such manner as minimizes the aggregate value of the Units that are transferred to the Charitable Trust (except as provided in Section 8.2(f)) and, to the extent not inconsistent therewith, on a pro rata basis (unless otherwise determined by the Trustees in their sole and absolute discretion). To the extent that, upon a transfer of Units pursuant to this Section 8.2(a)(ii), a violation of any provision of Section 8.2(a)(i) would nonetheless be continuing (as, for example, where the ownership of Units by a single Charitable Trust would result in the Units being Beneficially Owned

(determined under the principles of Section 856(a)(5) of the Code) by fewer than 100 Persons), then Units shall be transferred to that number of Charitable Trusts, each having a Charitable Trustee and a Charitable Beneficiary or Charitable Beneficiaries that are distinct from those of each other Charitable Trust, such that there is no such violation or unpermitted transfer.
(iii)Transfer in Charitable Trust for FIRPTA Purposes. If (1) any Transfer (whether or not such Transfer is the result of a transaction entered into through the facilities of the TSXV or any other national securities exchange or automated inter-dealer quotation system or over-the-counter market) occurs which, if effective, would result in any Person being a FIRPTA Holder, and (2) the Person has not fully complied with the notice requirements of Sections 8.2(d)(iv):
(A)then that number of Units the ownership of which otherwise caused such Person to be a FIRPTA Holder shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 8.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in the Units; or
(B)if the transfer to the Charitable Trust described in clause (A) of this sentence would not be effective for any reason to prevent the Person from becoming a FIRPTA Holder, then the Transfer of that number of Units that otherwise would cause the Person to become a FIRPTA Holder shall be void ab initio, and the intended transferee shall acquire no rights in such Units.
In determining which Units are to be transferred to a Charitable Trust in accordance with this Section 8.2(a)(iii) and Section 8.3 hereof, Units shall be so transferred to a Charitable Trust in such manner as minimizes the aggregate value of the Units that are transferred to the Charitable Trust (except as provided in Section 8.2(f) and, to the extent not inconsistent therewith, on a pro rata basis (unless otherwise determined by the Trustees in their sole and absolute discretion)).
(iv)Without limitation of the application of any other provision of this Article 8, it is expressly intended that the restrictions on ownership and Transfer described in this Section 8.2(a) shall apply to restrict the rights of any member or partner in limited liability companies or partnerships to exchange their interest in such entities for Units.
(b)Remedies for Breach. If the board of Trustees shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 8.2(a)(i) or that a Person that otherwise would be a FIRPTA Holder has not fully satisfied the notice requirements of Section 8.2(d)(iv), or that a Person intends or has attempted to acquire Beneficial Ownership or Constructive Ownership of any Units in violation of Section 8.2(a)(i) (whether or not such violation is intended), the Trustees or a committee thereof shall be entitled to and shall take such action as they or it deems advisable, in their or its sole and absolute discretion, to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Trust to redeem Units, refusing to give effect to such Transfer on the books of the Trust, instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 8.2(a)(i) or that otherwise would result in a Person being a FIRPTA Holder (where such Person has not fully complied with the notice requirements of Section 8.2(d)(iv)) shall automatically result in the transfer to the Charitable Trust described above, or, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Trustees or a committee thereof.
(c)Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Units that will or may violate Section 8.2(a)(i) or any Person who held or would have owned Units that resulted in a transfer to a Charitable Trust pursuant to the provisions of Section 8.2(a)(ii) shall immediately give written notice to the Trust of such event or, in the case of such a proposed or attempted transaction, give at least 15 days’ prior written notice, and shall provide to the Trust such other information as the Trust may request in order to determine the effect, if any, of such Transfer on the Trust’s status as a “real estate investment trust” for U.S. federal income tax purposes.
(d)Owners Required To Provide Information.
(i)Each Person that is a Beneficial Owner or Constructive Owner of 5% or more of the outstanding Units (or such lower percentage as required by the Code or the existing and proposed regulations promulgated thereunder by the U.S. Treasury Department) shall, within 30 days after the end of each taxable year, give written notice to the Trust stating the name and address of such Beneficial Owner or Constructive Owner, the number of Units that the Beneficial Owner or Constructive Owner holds and a description of the manner in which the Units are held.
(ii)From the Initial Date and prior to the Restriction Termination Date, each Person that is a Beneficial Owner or Constructive Owner of Units and each Person (including the Unitholder of record) who is holding Units for a Beneficial or Constructive Owner shall, on demand, provide to the Trust in writing such information as the Trust may request in order to determine the effect, if any, of such Beneficial Ownership or Constructive Ownership on the Trust’s status as a “real estate investment trust” for U.S. federal income tax purposes and to ensure compliance with the Unit Ownership Limit and the other restrictions set forth herein, and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.
(iii)From the Initial Date, each Person that is treated as holding Units for the purpose of Section 897(c)(3) of the Code, including through the application of Section 897(c)(6)(C) of the Code, shall, on demand, provide to the Trust in writing such information as the Trust may request in order to determine the ownership of the Units for the purpose of determining the Trust’s obligations under Section 1445 of the Code.
(iv)For the purpose of determining the Trust’s obligations under Section 1445 of the Code, from the Initial Date, any Person that would be treated as having changed its ownership of Units as a result of a Transfer so as to become a FIRPTA Holder shall provide to the Trust, in writing, prospective notice of the intended Transfer, which notice shall include the identity of the Person, the date of the intended Transfer and the number of Units that the Person would be treated as holding after the intended Transfer. Such notice is required to be delivered to the Chief Executive officer and the Secretary of the Trust by the close of the Business Day prior to the date of the intended Transfer.
(v)The Trustees may, in their sole and absolute discretion, from time to time revise the required notice provisions described in Section 8.2(d)(iv). The Trustees also may, in their sole and absolute discretion, from time to time choose whether or not to apply the excess Unit mechanism described in Section 8.2(a)(iii) to a particular FIRPTA Holder that has not complied with the notice provisions of Section 8.2(d)(iv), if the Trustees reasonably establish that the Trust can comply with its obligations under Section 1445 of the Code without the application of the excess Unit mechanism, or reasonably establishes that it has no such obligations under Section 1445 of the Code.
(e)Remedies Not Limited. Subject to Section 14.1(a), nothing contained in this Section 8.2 shall limit the authority of the Trustees to take such other action as they deem necessary or advisable to protect the Trust and the interests of its Unitholders in preserving the Trust’s status as a “real estate investment trust” for U.S. federal income tax purposes or to comply with its obligations under Section 1445 of the Code.
(f)Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Article 8, including Section 8.2, Section 8.3, or any definition contained in Section 8.1 or any defined term used in this Article 8 but defined elsewhere in this Declaration of Trust, the Trustees shall have the power to determine the application of the provisions of this Article 8 with respect to any situation based on the facts known to it. In the event Section 8.2 or Section 8.3 requires an action by the Trustees and the Trustees fail to provide specific guidance with respect to such action, the Trustees shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Section 8.1, Section 8.2 or Section 8.3.
(g)Exceptions.
(i)Subject to Section 8.2(a)(i)(B)(2), the Trustees, subject to their fiduciary duties under applicable law, may retroactively exempt and shall prospectively exempt a Person from the Unit Ownership Limit and, if necessary, shall establish or increase an Excepted Holder Limit for such Person, if the Trustees, based on such representations, covenants and undertakings from such Person to the extent required by the Trustees, and as are necessary or prudent to ascertain, as determined by the Trustees in their sole discretion, that such exemption could not cause or permit:
(A)five or fewer Individuals to Beneficially Own more than 49% in value of the outstanding Units (taking into account the then current Unit Ownership Limit, any then existing Excepted Holder Limits, and the Excepted Holder Limit of such Person);
(B)the Trust to Constructively Own an interest in any tenant of the Trust or any tenant of any entity directly or indirectly owned, in whole or in part, by the Trust (for this purpose, the Trustees may determine in their sole and absolute discretion that a tenant shall not be treated as a tenant of the Trust if (1) the Trust could not Constructively Own more than a 9.9% interest (that is described in Section 856(d)(2)(B) of the Code) in any such tenant; or (2) the Trust (directly, or through an entity directly or indirectly owned, in whole or in part, by the Trust) derives (and is expected to continue to derive) a sufficiently small amount of revenue from such tenant such that, in the opinion of the Trustees, rent from such tenant would not adversely affect the Trust’s ability to qualify as a “real estate investment trust” for U.S. federal income tax purposes); or
(C)any manager or operator of a “qualified lodging facility,” within the meaning of Section 856(d)(9)(D) of the Internal Revenue Code, leased by the Trust (or any subsidiary of the Trust) to one of its taxable REIT subsidiaries failing to qualify as an “eligible independent contractor,” within the meaning of Section 856(d)(9)(A) of the Internal Revenue Code).
(ii)Prior to granting any exception pursuant to Section 8.2(g)(i), the Trustees may require a ruling from the U.S. Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Trustees in their sole and absolute discretion, as they may deem necessary or advisable in order to determine or ensure the Trust’s status as a “real estate investment trust” for U.S. federal income tax purposes. Notwithstanding the receipt of any ruling or opinion, the Trustees may impose such conditions or restrictions as they deem appropriate in connection with granting such exception.
(iii)Subject to Section 8.2(a)(i)(B)(2), an underwriter which participates in a public offering or a private placement of Units (or securities convertible into or exchangeable for Units) may Beneficially Own or Constructively Own Units (or securities convertible into or exchangeable for Units) in excess of the Unit Ownership Limit, but only to the extent necessary to facilitate such public offering or private placement.
(iv)The Trustees may only reduce the Excepted Holder Limit for an Excepted Holder: (A) with the written consent of such Excepted Holder at any time, or
(B) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Unit Ownership Limit.
(h)Increase or Decrease in Unit Ownership Limit. Subject to Section 8.2(a) and the rest of this Section 8.2(h), the Trustees may, in their sole and absolute discretion, from time to time, increase or decrease the Unit Ownership Limit for one or more Persons; provided, however, that a Unit Ownership Limit will not be effective for any Person who Beneficially Owns or Constructively Owns, as applicable, Units in excess of such decreased Unit Ownership Limit at the time such limit is decreased, until such time as such Person’s Beneficial Ownership or Constructive Ownership of Units, as applicable, equals or falls below the decreased Unit Ownership Limit, but any further acquisition of Units or increased Beneficial Ownership or Constructive Ownership of Units, during the period that such decreased Unit Ownership Limit is not effective with respect to such Person, will be in violation of the Unit Ownership Limit and, provided further, that the new Unit Ownership Limit (taking into account any then existing Excepted Holder Limits to the extent appropriate as determined by the Trust) would not allow five or fewer Persons to Beneficially Own more than 49% in value of the outstanding Units.

(i)Legend. Each certificate representing Units, if any, shall bear substantially the following legend:
The Units represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Trust’s maintenance of its status as a “real estate investment trust” under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Trust’s Declaration of Trust, (i) no Person may Beneficially or Constructively Own Units in excess of the Unit Ownership Limit unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own Units that would result in the Trust being “closely held” under Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year, but taking into account the application of Section 856(h)(2)) or otherwise cause the Trust to fail to qualify as a “real estate investment trust”; and (iii) no Person may Transfer Units if such Transfer would result in the Units of the Trust being owned by fewer than 100 Persons. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own Units which causes or will cause a Person to Beneficially or Constructively Own Units in excess or in violation of the above limitations must immediately notify the Trust. If any of the restrictions on transfer or ownership set forth in (i) through (iii) above are violated, the Units represented hereby will be automatically transferred to a Charitable Trustee of a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Trust may take other actions, including redeeming Units upon the terms and conditions specified by the Trustees in their sole and absolute discretion if the Trustees determine that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio.
The Units represented by this certificate are subject to transfer restrictions for the purpose of the Trust’s compliance with the requirements of Section 1445 of the Code. If (1) any Transfer (whether or not such Transfer is the result of a transaction entered into through the facilities of the TSXV or any other national securities exchange or automated inter- dealer quotation system or over-the-counter market) occurs which, if effective, would result in any Person being a FIRPTA Holder, and (2) the Person has not fully complied with the notice requirements of Section 8.2(d)(iv) of this Declaration of Trust: (i) then that number of Units the ownership of which otherwise would cause such Person to be a FIRPTA Holder is to be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 8.3 of this Declaration of Trust, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in the Units; or (ii) if the transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the Person from becoming a FIRPTA Holder, then the Transfer of that number of Units that otherwise would cause the Person to become a FIRPTA Holder shall be void ab initio, and the intended transferee shall not acquire any rights in such Units. In addition, the Trust may take other actions, including redeeming Units upon the terms and conditions specified by the Trustees in their sole and absolute discretion if the Trustees determine that ownership or a Transfer has resulted in a Person becoming a FIRPTA Holder that has not fully complied with the notice requirements of Section 8.2(d)(iv) of this Declaration of Trust.

All capitalized terms in this legend have the meanings defined in the Declaration of Trust of the Trust, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Units of the Trust on request and without charge. Requests for such a copy may be directed to the Secretary of the Trust at its principal office.
Instead of the foregoing legend, a certificate may state that the Trust will furnish a full statement about certain restrictions on ownership and transfer of the Units to a Unitholder on request and without charge.
1.3Transfer of Units in Charitable Trust
(a)Ownership in Charitable Trust. Upon any purported Transfer or other event described in Section 8.2(a)(ii) or Section 8.2(a)(iii) that would result in a transfer to a Charitable Trust, such Units shall be deemed to have been transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Charitable Trust pursuant to Section 8.2(a)(ii) or Section 8.2(a)(iii). The Charitable Trustee shall be appointed by the Trust and shall be a Person unaffiliated with the Trust and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Trust as provided in Section 8.3(f).
(b)Status of Units Held by the Charitable Trustee. Units held by the Charitable Trustee shall be issued and outstanding Units of the Trust. The Prohibited Owner shall have no rights in the Units held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any Units held in trust by the Charitable Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the Units held in the Charitable Trust. The Prohibited Owner shall have no claim, cause of action, or any other recourse whatsoever against the purported transferor of such Units.
(c)Dividend and Voting Rights. The Charitable Trustee shall have all voting rights and rights to dividends or other distributions with respect to Units held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Charitable Trust that the Units have been transferred to the Charitable Trustee shall be paid by the recipient of such dividend or other distribution to the Charitable Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividend or distribution so paid to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Units held in the Charitable Trust and, subject to Ontario law, effective as of the date that the Units have been transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee’s sole and absolute discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Trust that the Units have been transferred to the Charitable Trustee and (ii) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Trust has already taken irreversible action, then the Charitable Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article 8, until the Trust has received notification that Units have been transferred into a Charitable Trust, the Trust shall be entitled to rely on its Unit transfer and other Unitholder records for purposes of preparing lists of Unitholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Unitholders.
(d)Sale of Units by Charitable Trustee. Within 20 days of receiving notice from the Trust that Units have been transferred to the Charitable Trust, the Charitable Trustee of the Charitable Trust shall sell the Units held in the Charitable Trust to a Person or Persons, designated by the Charitable Trustee, whose ownership of the Units will not violate the ownership limitations set forth in Section 8.2(a)(i) and who is not (and would not become as a result of the transfer) an Undisclosed FIRPTA Holder. Upon such sale, the interest of the Charitable Beneficiary in the Units sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in Section 8.3(f). The Prohibited Owner shall receive the lesser of (i) the price paid by the Prohibited Owner for the Units or, if the Prohibited Owner did not give value for the Units in connection with the event causing the Units to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Units on the day of the event causing the Units to be held in the Charitable Trust, and (ii) the price per Unit received by the Charitable Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the Units held in the Charitable Trust. The Charitable Trustee shall reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 8.3(c). Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary together with any dividends or other distributions thereon. If, prior to the discovery by the Trust that Units have been transferred to the Charitable Trustee, such Units are sold by a Prohibited Owner, then (A) such Units shall be deemed to have been sold on behalf of the Charitable Trust, and (B) to the extent that the Prohibited Owner received an amount for such Units that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 8.3(d), such excess shall be paid to the Charitable Trustee upon demand.
(e)Purchase Right in Units Transferred to the Charitable Trustee. Units transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Trust, or its designee (subject to the approval of such designee by the TSXV), at a price per Unit equal to the lesser of (i) the price per Unit in the transaction that resulted in such transfer to the Charitable Trust (or, in the case of a gift, devise or other transaction, the Market Price at the time of such gift, devise or other transaction) and (ii) the Market Price on the date the Trust, or its designee, accepts such offer. The Trust shall reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 8.3(c). The Trust shall pay the amount of such reduction to the Charitable Trustee for the benefit of the Charitable Beneficiary. The Trust shall have the right to accept such offer until the Charitable Trustee has sold the Units held in the Charitable Trust pursuant to Section 8.3(d). Upon such a sale to the Trust, the interest of the Charitable Beneficiary in the Units sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and any dividends or other distributions held by the Charitable Trustee with respect to such Units will be paid to the Charitable Beneficiary.

(f)Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Trust shall designate one or more non-profit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that the Units held in the Charitable Trust would not violate the restrictions set forth in Section 8.2(a)(i) in the hands of such Charitable Beneficiary and would not be treated as being held by an Undisclosed FIRPTA Holder. Neither the failure of the Trust to make such designation nor the failure of the Trust to appoint the Charitable Trustee before the automatic transfers provided for in Section 8.2(a)(ii) or Section 8.2(a)(iii) shall make such transfer ineffective, provided that the Charitable Trust thereafter makes such designation and appointment. The designation of a non-profit organization as a Charitable Beneficiary shall not entitle such non-profit organization to continue to serve in such capacity and the Trust may, in its sole discretion, designate a different non-profit organization as the Charitable Beneficiary at any time and for any or no reason, provided, however, that if a Charitable Beneficiary was designated at the time the Units were placed in the Charitable Trust, such Charitable Beneficiary shall be entitled to the rights set forth herein with respect to such Units, unless and until the Trust opts to purchase such Units.
1.4Additional FIRPTA Remedies
To the extent that the provisions provided herein are not sufficient to permit the Trust to comply with its FIRPTA withholding obligations or to recover amounts in respect of its FIRPTA withholding obligations from a Person that is or has been (or would be or would have been but for the provisions of Section 8.2(a)(iii)) a FIRPTA Holder, or if required to enforce the provisions of Section 8.3 herein, the board of Trustees shall be authorized to take any actions required to satisfy such obligations or recover such amounts (subject to applicable law). Such actions may include, but are not limited to: (i) making any required deduction or withholding from a distribution or any other amounts payable in connection with the Units to comply with the provisions of U.S. federal, state or local tax law, (ii) setting off against any payments on the Units to a Person that is or has been a FIRPTA Holder (or otherwise would be or would have been a FIRPTA Holder but for the provisions of Section 8.2(a)(iii)) that has not complied with the provisions of Sections 8.2(d)(iii), 8.2(d)(iv) or 8.3, or (iii) forcing a sale of Units held by a Person and requiring the proceeds to be applied against the Trust’s obligations under Section 1445 of the Code if such obligations have resulted from any distributions to such Person.
1.5TSXV and other Exchange Transactions
Nothing in this Article 8 shall preclude the settlement of any transaction entered into through the facilities of the TSX or any other national securities exchange or automated inter-dealer quotation system or over- the-counter market. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article 8 and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article 8.
1.6Enforcement
The Trust is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article 8.
1.7Non-Waiver
No delay or failure on the part of the Trust or Trustees in exercising any right hereunder shall operate as a waiver of any right of the Trust or the Trustees, as the case may be, except to the extent specifically waived in writing.

1.8Severability
If any provision of this Article 8 or any application of any such provision is determined to be invalid by any court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.
1.9Transferability
Except as stipulated in this Article 8, the Units are freely transferable and the Trustees shall not impose any restriction on the transfer of Units by any Unitholder except with the consent of such Unitholder.
1.10Transfer of Units
(a)Subject to the provisions of this Article 8, the Units shall be for all purposes of the Trust and this Declaration of Trust, personal and moveable property, and the Units shall be fully transferable without charge as between persons, but no transfer of Units shall be effective as against the Trustees or shall be in any way binding upon the Trustees until the transfer has been recorded on the Register maintained by the Trustees, the Trust or the Transfer Agent. No transfer of a Unit shall be recognized unless such transfer is of a whole Unit.
(b)Subject to the provisions of this Article 8, Units shall be transferable on the Register only by the holders of record thereof or their executors, administrators or other legal representatives or by their agents or attorneys duly authorized in writing, and only upon delivery to the Trust or to the Transfer Agent of the certificate therefor, properly endorsed or accompanied by a duly executed instrument of transfer or power of attorney and accompanied by all necessary transfer or other taxes imposed by law, together with such evidence of the genuineness of such endorsement, execution and authorization and other matters that may reasonably be required by the Trustees or the Transfer Agent. Upon such delivery the transfer shall be recorded on the Register or branch transfer registers and a new Unit Certificate for the Units shall be issued to the transferee and a new Unit Certificate for the balance of Units not transferred shall be issued to the transferor.
(c)Unit Certificates representing any number of Units may be exchanged without charge for Unit Certificates representing an equivalent number of Units in the aggregate. Any exchange of Unit Certificates may be made at the offices of the Trust or the Transfer Agent where registers are maintained for Unit Certificates pursuant to the provisions of this Article 8. Any Unit Certificates tendered for exchange shall be surrendered to the Trustees or appropriate Transfer Agent and then shall be cancelled.
ARTICLE 9 MEETINGS OF UNITHOLDERS
1.1Annual Meeting
There shall be an annual meeting of the Unitholders, commencing in 2020 (for the Trust’s 2018 and 2019 fiscal year), at such time and place in Canada and for such purposes as the Trustees may prescribe for the purpose of electing or removing Trustees, appointing or removing the Auditors of the Trust and transacting such other business as the Trustees may determine or as may properly be brought before the meeting. The annual meeting of Unitholders shall be held after delivery to the Unitholders of the annual report referred to in Section 18.7 and, in any event, within 270 days after the end of each Fiscal Year.

1.2Other Meetings
The Trustees shall have power at any time to call special meetings of the Unitholders at such time and place in Canada and for any purpose as the Trustees may determine. Unitholders holding in the aggregate not less than 5% of the outstanding Units may requisition the Trustees in writing to call a special meeting of the Unitholders for the purposes stated in the requisition. If there are no Trustees, the officers of the Trust shall promptly call a special meeting of the Unitholders for the election of successor Trustees. The requisition shall state in reasonable detail the business proposed to be transacted at the meeting and shall be sent to each of the Trustees at the principal office of the Trust. Unitholders shall have the right to obtain a list of Unitholders to the same extent and upon the same conditions as those which apply to shareholders of a corporation governed by the CBCA. Upon receiving the requisition, the Trustees shall call a meeting of Unitholders to transact the business referred to in the requisition, unless:
(a)a record date for a meeting of the Unitholders has been fixed and notice thereof has been given to each stock exchange in Canada on which the Units are listed for trading;
(b)the Trustees have called a meeting of the Unitholders and have given notice thereof pursuant to Section 9.3; or
(c)in connection with the business as stated in the requisition:
(i)it clearly appears to the Trustees, acting reasonably, that the matter covered by the requisition is submitted by the Unitholder primarily for the purpose of enforcing a personal claim or redressing a personal grievance against the Trust, the Trustees, the officers of the Trust or its security holders, or primarily for the purpose of promoting general economic, political, racial, religious, social or similar causes;
(ii)the Trust, at the Unitholder’s request, included a matter covered by a requisition in an information circular relating to a meeting of Unitholders held within two years preceding the receipt of such request, and the Unitholder failed to present the matter, in person or by proxy, at the meeting;
(iii)substantially the same matter covered by the requisition was submitted to Unitholders in an information circular (including a dissident’s information circular) relating to a meeting of Unitholders held within two years preceding the receipt of the Unitholder’s request and the matter covered by the requisition was defeated; or
(iv)the rights conferred by this Section 9.2 are being abused to secure publicity.
Subject to the foregoing, if the Trustees do not within 21 days after receiving the requisition call a meeting, any Unitholder who signed the requisition may call the meeting in accordance with the provisions of Section 9.3 and Section 9.9 and the Trustees’ Regulations, mutatis mutandis. If there shall be no Trustees, the officers of the Trust shall promptly call a special meeting of the Unitholders for the election of successor Trustees. The phrase “meeting of the Unitholders” wherever it appears in this Declaration of Trust shall mean and include both an annual meeting and any other meeting of Unitholders.
1.3Notice of Meeting of Unitholders
Notice of all meetings of the Unitholders shall be mailed or delivered by the Trustees to each Unitholder and to the Auditors not less than 21 nor more than 60 days or within such other number of days as required by law or relevant stock exchange before the meeting. Such notice shall specify the time when, and the place where, such meeting is to be held and shall state briefly the general nature of the business to be transacted at such meeting, and shall otherwise include such information as would be provided to shareholders of a corporation governed by the CBCA in connection with a meeting of shareholders. Notice of any meeting of the Unitholders shall state the purposes of the meeting. Any adjourned meeting, other than a meeting adjourned for lack of a quorum under Section 9.6, may be held as adjourned without further notice. Notwithstanding the foregoing, a meeting of Unitholders may be held at any time without notice if all the Unitholders are present or represented thereat or those not so present or represented have waived notice. Any Unitholder (or a duly appointed proxy of a Unitholder) may waive any notice required to be given under the provisions of this Section 9.3, and such waiver, whether given before or after the meeting, shall cure any default in the giving of such notice. Attendance at a meeting of Unitholders shall constitute a waiver of notice unless the Unitholder or other person attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not properly called.
1.4Nominations of Trustees
(a)Only persons who are nominated in accordance with the following procedures or in accordance with the Investor Rights Agreement shall be eligible for election as Trustees of the Trust. Nominations of persons for election to the board of Trustees may be made at any annual meeting of Unitholders, or at any special meeting of Unitholders, if one of the purposes for which the special meeting was called was the election of Trustees:
(i)by or at the direction of the board of Trustees, including pursuant to a notice of meeting;
(ii)by or at the direction or request of one or more Unitholders pursuant to a requisition of the Unitholders made in accordance with this Article 9; or
(iii)by any person (a “Nominating Unitholder”): (A) who, at the close of business on the date of the giving of the notice provided for below in this Section 9.4 and on the record date for notice of such meeting, is entered in the Register as a holder of one or more Units carrying the right to vote at such meeting or who beneficially owns Units that are entitled to be voted at such meeting; and (B) who complies with the notice procedures set forth below in this Section 9.4.
(b)In addition to any other applicable requirements, for a nomination to be made by a Nominating Unitholder, the Nominating Unitholder must have given timely notice thereof to the Trustees in the manner prescribed by this Declaration of Trust. Furthermore, if such notice is made on a day which is not a Business Day or later than 5:00 p.m. (Toronto Time) on a day which is a Business Day, then such notice shall be deemed to have been made on the subsequent day that is a Business Day.
(c)To be timely, a Nominating Unitholder’s notice to the Trustees must be made:
(i)in the case of an annual meeting of Unitholders, not less than 30 days prior to the date of the annual meeting of Unitholders; provided, however, that in the event that the annual meeting of Unitholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Unitholder may be made not later than the close of business on the tenth (10th) day following the Notice Date; and

(ii)in the case of a special meeting (which is not also an annual meeting) of Unitholders called for the purpose of electing Trustees (whether or not called for other purposes), not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of Unitholders was made.
(d)To be in proper written form, a Nominating Unitholder’s notice to the Trustees must set forth:
(i)as to each person whom the Nominating Unitholder proposes to nominate for election as a Trustee: (A) the name, age, business address and residential address of the person; (B) the principal occupation or employment of the person; (C) the class or series and number of Units in the capital of the Trust which are controlled or which are owned beneficially or of record by the person as of the record date for the meeting of Unitholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice; and (D) any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of Trustees pursuant to applicable Securities Laws; and
(ii)as to the Nominating Unitholder giving the notice, any proxy, contract, arrangement, understanding or relationship pursuant to which such Nominating Unitholder has a right to vote any Units of the Trust and any other information relating to such Nominating Unitholder that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of Trustees pursuant to applicable Securities Laws.
(e)No person shall be eligible for election as a Trustee of the Trust unless nominated in accordance with the provisions of this Section 9.4; provided, however, that nothing in this Section 9.4 shall be deemed to preclude discussion by a Unitholder (as distinct from the nomination of Trustees) at a meeting of Unitholders of any matter in respect of which it would have been entitled to submit to a vote pursuant to the terms and conditions contained in this Declaration of Trust. The chairperson of the applicable meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded.
(f)For purposes of this Section 9.4, “public announcement” shall mean disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Trust under its profile on the System of Electronic Document Analysis and Retrieval at www.sedar.com.
(g)Notwithstanding the foregoing, the board of Trustees may, in its sole discretion, waive any requirement in this Section 9.4.
1.5Chairperson
The chairperson of any meeting of the Unitholders shall be the Chair of the Trustees or any other Trustee specified by resolutions of the Trustees or, in the absence of any Trustee, any person appointed as chairperson of the meeting by the Unitholders present.

1.6Quorum
A quorum for any meeting of the Unitholders shall be individuals present in person or represented by proxy, not being less than two in number and such persons holding or representing by proxy in aggregate not less than 25% of the total number of outstanding Units, provided that if the Trust has only one Unitholder, the Unitholder present in person or by proxy constitutes a meeting and a quorum for such meeting. If a quorum is present at the opening of a meeting, the Unitholders may proceed with the business of the meeting, notwithstanding that a quorum is not present throughout the meeting. The chairperson of any meeting at which a quorum of Unitholders is present may, with the consent of the majority of the Unitholders present in person or by proxy, adjourn at such meeting and no notice of any such adjournment need be given. In the event of such quorum not being present at the appointed place on the date for which the meeting is called within 30 minutes after the time fixed for the holding of such meeting, the meeting, if called by request of Unitholders, shall be terminated and, if otherwise called, shall stand adjourned to such day being not less than 14 days later and to such place and time as may be appointed by the chairperson of the meeting. If at such adjourned meeting a quorum as above defined is not present, the Unitholders present either in person or by proxy shall form a quorum, and any business may be brought before or dealt with at such an adjourned meeting which might have been brought before or dealt with at the original meeting in accordance with the notice calling the same.
1.7Voting
Holders of Units may attend and vote at all meetings of the Unitholders either in person or by proxy. Each Unit shall entitle the holder of record thereof to one vote at all meetings of the Unitholders.
Any action to be taken by the Unitholders shall, except as otherwise required by this Declaration of Trust or by law, be authorized when approved by a majority of the votes cast at a meeting of the Unitholders. The chairperson of any such meeting shall not have a second or casting vote. Every question submitted to a meeting, other than a Special Resolution, shall, unless a poll vote is demanded, be decided by a show of hands, on which every person present and entitled to vote shall be entitled to one vote.
At any such meeting, unless a poll is demanded, a declaration by the chairperson that a resolution has been carried or carried unanimously or by a particular majority, or lost or not carried by a particular majority, shall be conclusive evidence of that fact. If a poll is demanded concerning the election of a chairperson or an adjournment, it shall be taken immediately upon request and, in any other case, it shall be taken at such time as the chairperson may direct. The demand for a poll shall not prevent the continuation of a meeting for the transaction of any business other than the question on which the poll has been demanded.
At any meeting of Unitholders, on a show of hands, every person who is present and entitled to vote, whether as a Unitholder or as a proxy, shall have one vote. At any meeting of Unitholders on a poll, each Unitholder present in person or represented by a duly appointed proxy shall have one vote for each Unit held on the applicable record date, except as otherwise set forth herein.
1.8Matters on which Unitholders Shall Vote
None of the following shall occur unless the same has been duly approved by the Unitholders at a meeting duly called and held:
(a)except as provided in Sections 3.4, 3.7, 3.8, 3.11 or 3.12, the appointment, election or removal of Trustees;
(b)except as provided in Section 18.5, the appointment or removal of Auditors;

(c)any amendment to this Declaration of Trust (except as provided in Sections 6.6, 14.1 or 14.4);
(d)the sale or transfer of the assets of the Trust and its subsidiaries as an entirety or substantially as an entirety (other than as a part of an internal reorganization of the assets of the Trust and its subsidiaries as approved by the Trustees); and
(e)the termination of the Trust.
Nothing in this Section 9.8, however, shall prevent the Trustees from submitting to a vote of Unitholders any matter which they deem appropriate. Except with respect to the matters specified in Sections 9.8, 14.2, 14.3, 14.4 and 16.2 or matters submitted to a vote of the Unitholders by the Trustees, no vote of the Unitholders shall in any way bind the Trustees.
1.9Record Dates
For the purpose of determining the Unitholders who are entitled to receive notice of and vote at any meeting or any adjournment thereof or for the purpose of any other action, the Trustees may from time to time, without notice to the Unitholders, close the transfer books for such period, not exceeding 35 days, as the Trustees may determine; or without closing the transfer books the Trustees may fix a date not more than 60 days prior to the date of any meeting of the Unitholders or other action as a record date for the determination of Unitholders entitled to receive notice of and to vote at such meeting or any adjournment thereof or to be treated as Unitholders of record for purposes of such other action, and any Unitholder who was a Unitholder at the time so fixed shall be entitled to receive notice of and vote at such meeting or any adjournment thereof, even though he has since that date disposed of his Units, and no Unitholder becoming such after that date shall be entitled to receive notice of and vote at such meeting or any adjournment thereof or to be treated as a Unitholder of record for purposes of such other action. If, in the case of any meeting of Unitholders, no record date with respect to voting has been fixed by the Trustees, the record date for voting shall be 5:00 p.m. on the last Business Day before the meeting.
1.10Proxies
Whenever the vote or consent of Unitholders is required or permitted under this Declaration of Trust, such vote or consent may be given either directly by the Unitholder or by a proxy in such form as the Trustees may prescribe from time to time or, in the case of a Unitholder who is a body corporate or association, by an individual authorized by the board of directors or governing body of the body corporate or association to represent it at a meeting of the Unitholders. A proxy need not be a Unitholder. The Trustees may solicit such proxies from the Unitholders or any of them in any matter requiring or permitting the Unitholders’ vote, approval or consent.
The Trustees may adopt, amend or repeal such rules relating to the appointment of proxyholders and the solicitation, execution, validity, revocation and deposit of proxies, as they in their discretion from time to time determine.
An instrument of proxy executed in compliance with the foregoing shall be valid unless challenged at the time of or prior to its exercise and the person challenging the instrument shall have the burden of proving, to the satisfaction of the chairperson of the meeting at which the instrument is proposed to be used, that the instrument of proxy is invalid. Any decision of the chairperson of the meeting in respect of the validity of an instrument of proxy shall be final and binding upon all persons. An instrument of proxy shall be valid only at the meeting with respect to which it was solicited or any adjournment thereof.
A vote cast in accordance with any proxy shall be valid notwithstanding the death, incapacity, insolvency or bankruptcy of the Unitholder giving the proxy or the revocation of the proxy unless written notice of the death, incapacity, insolvency, bankruptcy or revocation of the proxy has been received by the chairperson of the meeting prior to the time the vote is cast.
1.11Personal Representatives
If a Unitholder is deceased, his personal representative, upon filing with the secretary of the meeting such proof of his appointment as the secretary considers sufficient, shall be entitled to exercise the same voting rights at any meeting of Unitholders as the Unitholder would have been entitled to exercise if he were living and for the purpose of the meeting shall be considered to be a Unitholder. Subject to the provisions of the will of a deceased Unitholder, if there is more than one personal representative, the provisions of Section 7.17 relating to joint holders shall apply. When any Unit is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Unit, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote purporting to be executed by or on behalf of a Unitholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger.
1.12Attendance by Others
Any Trustee, officer of the Trust, officer, director or employee of the Trust’s subsidiaries, representative of the Auditors or other individual approved by the Trustees may attend and speak at any meeting of Unitholders.
1.13Conduct of Meetings
To the extent that the rules and procedures for the conduct of a meeting of Unitholders are not prescribed herein, the rules and procedures shall be such reasonable rules and procedures as are determined by the chairperson of the meeting and such rules and procedures shall be binding upon all parties participating in the meeting.
1.14Binding Effect of Resolutions
Every resolution passed at a meeting in accordance with the provisions of this Article 9 shall be binding upon all Unitholders, whether present at or absent from the meeting. Subject to Section 9.8, no action taken by Unitholders at any meeting of Unitholders shall in any way bind the Trust or the Trustees without approval of the Trustees.
1.15Resolution in Lieu of Meeting
Notwithstanding any other provision of this Declaration of Trust, a resolution in writing executed by Unitholders holding a proportion of the outstanding Units equal to the proportion required to vote in favour thereof at a meeting of Unitholders to approve that resolution is valid as if it had been passed at a meeting of Unitholders.
1.16Actions by Unitholders
Any action, change, approval, decision or determination required or permitted to be taken or made by the Unitholders hereunder shall be effected by a resolution passed by the Unitholders at a duly constituted meeting (or a written resolution in lieu thereof) in accordance with this Article 9.

1.17Meaning of “Special Resolution”
(a)The expression “Special Resolution” when used in this Declaration of Trust means, subject to this Article 9, a resolution proposed to be passed as a special resolution at a meeting of Unitholders (including an adjourned meeting) duly convened for that purpose and held in accordance with the provisions of this Section 9.17 at which two or more individuals present in person or represented by proxy and holding or representing by proxy in aggregate not less than 25% of the total number of outstanding Units and passed by the affirmative votes of the holders of more than 66⅔% of the Units represented at the meeting and voted on a poll upon such resolution.
(b)Votes on a Special Resolution shall always be given on a poll and no demand for a poll on a Special Resolution shall be necessary.
1.18Meaning of “Outstanding”
Every Unit issued, certified and delivered hereunder shall be deemed to be outstanding until it shall be cancelled or delivered to the Trustees or Transfer Agent for cancellation provided that:
(a)when a new certificate has been issued in substitution for a Unit Certificate which has been lost, stolen, mutilated or destroyed, only one of such Unit Certificates shall be counted for the purposes of determining the number of Units outstanding; and
(b)for the purpose of any provision of this Declaration of Trust entitling holders of outstanding Units to vote, sign consents, requisitions or other instruments or take any action under this Declaration of Trust, Units owned directly or indirectly, legally or equitably, by the Trust or any subsidiary thereof shall be disregarded, except that:
(i)for the purpose of determining whether the Trustees shall be protected in relying on any such vote, consent, requisition or other instrument or action only the Units which the Trustees know are so owned shall be so disregarded; and
(ii)Units so owned which have been pledged in good faith other than to the Trust or an affiliate thereof shall not be so disregarded if the pledgee shall establish to the satisfaction of the Trustees the pledgee’s right to vote such Units in his or her discretion free from the control of the Trust or any affiliate thereof.
ARTICLE 10 MEETINGS OF THE TRUSTEES
1.1Trustees May Act Without Meeting
The Trustees may act with or without a meeting. Any action of the Trustees or any committee of the Trustees may be taken at a meeting by vote, or without a meeting by written consent signed by all of the Trustees or the members of the applicable committee, as the case may be.
1.2Notice of Meeting
Meetings of the Trustees may be held from time to time upon the giving of notice by any Trustee. Regular meetings of the Trustees may be held without call or notice at a time and place fixed in accordance with the Trustees’ Regulations. Notice of the time and place of any other meetings shall be mailed or otherwise verbally, by telephone or by other means of communication, given not less than 48 hours before the meeting but may be waived in writing by any Trustee either before or after such meeting. Notice of a meeting of Trustees need not specify the purpose of or the business to be transacted at the meeting. If a quorum of Trustees is present, the Trustees may, without notice, hold a meeting immediately following an annual meeting of Unitholders. The attendance of a Trustee at a meeting, in person or by other means permitted pursuant to Section 10.8, shall constitute a waiver of notice of such meeting except where a Trustee attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened. Each committee of Trustees appointed by the Trustees may adopt its own rules or procedures for the calling, conduct, adjournment and regulation of the meetings of such committees as it sees fit and may amend or repeal such rules or procedures from time to time; provided, however, that the Trustees’ Regulations and any such rules or procedures shall not be inconsistent with this Declaration of Trust.
1.3Place of Meeting
Meetings of the Trustees may be held at any place in Canada and may not be held outside Canada. A Trustee who attends a meeting of Trustees, in person or by other means permitted pursuant to Section 10.8, is deemed to have consented to the location of the meeting except where a Trustee attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting has not been lawfully called or convened. A majority of Trustees participating in a meeting of Trustees must be present in person in Canada or participating from a location in Canada.
1.4Chair
The chair of any meeting of the Trustees shall be the Trustee present at the meeting who holds the office of Chair of the Trustees or if such person is not present, the Lead Trustee, or if such person is not present the Trustees present shall choose one of their number to be chairperson.
1.5Quorum
A quorum for all meetings of the Trustees or any committee thereof shall be a majority of the Trustees then holding office or of the Trustees on such committee, provided that a majority of the Trustees comprising the quorum must be (a) Residents, and (b) present at the meeting or participating from a location in Canada. Notwithstanding any vacancy among the number of Trustees, a quorum of Trustees may exercise all of the powers of the Trustees.
1.6Adjourned Meeting
Any meeting of Trustees may be adjourned from time to time by the chairperson of the meeting with the consent of the meeting to a fixed time and place. Further notice of the adjourned meeting need not be given. The adjourned meeting shall be duly constituted if a quorum is present and if it is held in accordance with the terms of the adjournment. If there is not a quorum present at the adjourned meeting, the original meeting shall be deemed to have terminated upon its adjournment.
1.7Voting at Meetings
(a)Questions arising at any meeting of the Trustees or of a committee of Trustees shall, unless otherwise specified herein, be decided by a majority of the votes cast.
(b)Each of the following matters will also require the approval of a majority of the Independent Trustees:
(i)an acquisition of a property or an investment in a property, whether by co- investment or otherwise, in which any Related Party of the Trust has any direct or indirect interest, whether as owner, operator or manager;

(ii)a material change to any agreement with a Related Party of the Trust or any renewal, extension or termination thereof or any increase in any fees (including any transaction fees) or distributions payable thereunder;
(iii)the entering into of, or the waiver, exercise or enforcement of any rights or remedies under, any agreement entered into by the Trust, or the making, directly or indirectly, of any co-investment, in each case with (A) any Trustee, (B) any entity directly or indirectly controlled by any Trustee or in which any Trustee holds a significant interest, or (C) any entity for which any Trustee acts as a director or other similar capacity;
(iv)the refinancing, increase or renewal of any indebtedness owed by or to (A) any Trustee, (B) any entity directly or indirectly controlled by any Trustee or in which any Trustee holds a significant interest, or (C) any entity for which any Trustee act as a director or other similar capacity;
(v)decisions relating to any claims by or against one or more parties to any agreement with any Related Party to the Trust; and
(vi)the election or appointment of members of the board of directors of U.S. Holdco.
(c)In the case of an equality of votes at any meeting of Trustees or of a committee of Trustees, the chairperson of the meeting shall not have a second or casting vote in addition to his original vote, if any.
(d)The powers of the Trustees may be exercised by resolution passed at a meeting at which a quorum is present or by resolution in writing signed by all Trustees. Resolutions in writing may be signed in counterparts, each of which shall be deemed to be an original, and all originals together shall be deemed to be one and the same instrument.
1.8Meeting by Telephone
Any Trustee may participate in a meeting of the Trustees or any committee thereof by means of a conference telephone or other communication facilities by means of which all persons participating in the meeting can hear each other and a Trustee so participating shall be considered for the purposes of this Declaration of Trust to be present in person at that meeting, provided that the conference telephone or other communication facility is originated within Canada.
ARTICLE 11 COMMITTEES OF TRUSTEES
1.1General
Except as prohibited by law, the Trustees may appoint from among their number a committee of Trustees and may delegate to such committee any of the powers of the Trustees, provided that (i) a majority of the Trustees appointed to any committee shall be Residents, and (ii) a majority of the Trustees appointed to any committee shall be persons determined by the Trustees to be independent within the meaning of National Instrument 58-101 – Disclosure of Corporate Governance Practices, except for temporary periods where a sufficient number of independent Trustees are not available to form the committee and then only until such time as a new independent Trustee is appointed. The Trustees shall have the power to appoint, employ or contract with any person for any matter relating to the Trust or its assets or affairs. For greater certainty, the Trustees may delegate to any person (including any one or more officers of the

Trust) the power to execute any document or enter into any agreement on behalf of the Trust or exercise any discretion or make any amendment in relation thereto. The Trustees may grant or delegate such authority to an advisor or a committee of Trustees as the Trustees may in their sole discretion deem necessary or desirable without regard to whether such authority is normally granted or delegated by trustees. The Trustees shall have the power to determine the term and compensation of an advisor or any other person whom they may employ or with whom they may contract. The Trustees shall have the power to grant powers of attorney as required in connection with any financing or security relating thereto.
1.2Additional Committees
The Trustees may create such additional committees as they, in their discretion, determine to be necessary or desirable for the purposes of properly governing the affairs of the Trust; provided that the Trustees may not delegate to any committee any powers or authority in respect of which a board of directors of a corporation governed by the CBCA may not so delegate.
1.3Procedure
Each committee shall have the power to appoint its chairperson who must be a Resident and the rules for calling, holding, conducting and adjourning meetings of the committee shall be the same as those governing meetings of the Trustees. Each member of a committee shall serve during the pleasure of the Trustees and, in any event, only so long as he or she shall be a Trustee. The Trustees may fill vacancies in a committee by appointment from among their members. Provided that a quorum is maintained, the committee may continue to exercise its powers notwithstanding any vacancy among its members.
ARTICLE 12 DISTRIBUTIONS
1.1Distributions
The Trustees shall have full discretion respecting the timing and the amount of any distributions, provided that any distribution shall be made on a Distribution Date on Units held by Unitholders as of the close of business on the record date for such distribution as determined by the Trustees from time to time. The Trustees shall declare any distribution to Trust Unitholders payable on or prior to the Distribution Date, provided that distributions made in respect of the final distribution period of the taxation year shall be made payable on December 31. For greater certainty, a Unitholder shall have the legal right to enforce payment at the time a distribution is made payable, which in the case of the final distribution period shall be December 31, except as set forth above. Notwithstanding anything to the contrary above, for greater certainty, the Trustees may cause one or more distributions made in a year subsequent to a particular taxation year to be treated for U.S. federal income tax purposes as having been paid in such particular taxation year for purposes of determining the Trust’s dividend paid deduction in accordance with section 857 or section 858 of the Code. The Trustees may adopt a distribution policy pursuant to which distributions will be made by the Trust to Unitholders, and the Trustees may amend or revoke such distribution policy from time to time. Provided the Trust is not a SIFT Trust, in calculating the Trust’s income for tax purposes for any taxation year, the Trust intends to deduct such amounts that the Trustees paid or declared payable to Unitholders in the taxation year as is necessary to reduce or eliminate the Trust’s liability for income tax under Part I of the Tax Act in the taxation year to the maximum extent possible. The Trustees, if they so determine when income has been accrued but not collected may, on a temporary basis, transfer sufficient moneys from the capital to the income account of the Trust to permit distributions under this Section 12.1 to be effected.

1.2Allocation
Income of the Trust for a Taxation Year and net taxable capital gains of the Trust for the purposes of the Tax Act will be allocated to the Unitholders in the same proportions as the distributions received by Unitholders.
1.3Payment of Distributions
Distributions shall be made by cheque payable to or to the order of the Unitholder or by electronic fund transfer or by such other manner of payment approved by the Trustees from time to time. The payment, if made by cheque, shall be conclusively deemed to have been made upon hand-delivery of a cheque to the Unitholder or to his agent duly authorized in writing or upon the mailing of a cheque by prepaid first-class mail addressed to the Unitholder at his address as it appears in the Register unless the cheque is not paid on presentation. The Trustees may issue a replacement cheque if they are satisfied that the original cheque has not been received or has been lost or destroyed upon being furnished with such evidence of loss, indemnity or other document in connection therewith that they may in their discretion consider necessary.
The Trustees shall deduct or withhold from distributions payable to any Unitholder all amounts required by law to be withheld from such distribution and the Trust shall remit such taxes to the appropriate governmental authority within the times prescribed by law. Unitholders who are Non-Residents will be required to pay all Canadian withholding taxes payable in respect of any distributions of income by the Trust and all Unitholders who are U.S. Non-Residents will be required to pay all U.S. withholding taxes payable in respect of any distributions by the Trust, whether such distributions are in the form of cash or additional Units.
If the Trustees determine that the Trust does not have cash in an amount sufficient to make payment of the full amount of any distribution, the payment may include or consist entirely of the issuance of additional Units, or fractions of Units, having a value equal to the difference between the amount of such distribution and the amount of cash which has been determined by the Trustees to be available for the payment of such distribution; provided that, if the Trustees issue Units in respect of a distribution and intend for the Trust to qualify as a “real estate investment trust” under Section 856 of the Code, the Trustees will distribute sufficient cash for the Trust to meet its distribution requirements for qualification as a “real estate investment trust” as set forth in Section 857 of the Code. Immediately after a pro rata distribution of such Units to all Unitholders in satisfaction of any non-cash distribution, the number of outstanding Units will be consolidated so that each Unitholder will hold, after the consolidation, the same number of Units as the Unitholder held before the non-cash distribution. Each Unit Certificate representing a number of Units prior to the non-cash distribution is deemed to represent the same number of Units after the non-cash distribution and the consolidation. Such additional Units will be issued pursuant to applicable exemptions under applicable securities laws, discretionary exemptions granted by applicable securities regulatory authorities or a prospectus or similar filing. The value of each Unit that is issued pursuant to this Section 12.3 will be the market price (determined in accordance with Section 7.10(c)) of the Units determined as of the trading day immediately prior to the applicable record date in respect of the distribution.
Notwithstanding the foregoing, where tax is required to be withheld from a Unitholder’s share of the distribution and such amount is not paid by the Unitholder to the Trust, the consolidation will result in such Unitholder holding that number of Units equal to (i) the number of Units held by such Unitholder prior to the distribution plus the number of Units received by such Unitholder in connection with the distribution (net of the number of whole and part Units withheld on account of withholding taxes) multiplied by; (ii) the fraction obtained by dividing the aggregate number of Units outstanding prior to the distribution by the aggregate number of Units that would be outstanding following the distribution and before the consolidation if no withholding were required in respect of any part of the distribution payable to any Unitholder. Such Unitholder will be required to surrender the Unit Certificates, if any, representing such Unitholder’s original Units, in exchange for a Unit Certificate representing such Unitholders’ post- consolidation Units.
For clarity, notwithstanding anything else contained in this Declaration of Trust, all distributions declared by the Trust shall be at the discretion of the Trustees.
1.4Income Tax Matters
In computing the net income of the Trust for income tax purposes for any year, the Trust shall claim the maximum amount available to it as deductions under the relevant law, including but not limited to maximum capital cost allowance, unless the Trustees determine otherwise.
1.5Designations
The Trustees shall make such elections, designations or other filings for tax purposes in respect of amounts paid or payable to Unitholders for such amounts that the Trustees consider to be reasonable, including elections, designations or other filings relating to taxable dividends received by the Trust in the year on shares of taxable Canadian corporations, net taxable capital gains of the Trust in the year and foreign source income of the Trust for the year.
1.6Partnership Distributions
In exercising their discretion to declare a cash distribution on the Units, the Trustees shall confirm that the OP has or will have sufficient funds to make a corresponding cash distribution on the Redeemable Units in accordance with their terms.
1.7Definitions
Unless otherwise specified or the context otherwise requires, any term in this Article 12 which is defined in the Tax Act shall have for the purposes of this Article 12 the meaning that it has in the Tax Act.
ARTICLE 13 FEES AND EXPENSES
1.1Expenses
The Trust shall pay all expenses incurred in connection with the administration and management of the Trust and its investments out of the property of the Trust, including:
(a)interest and other costs of borrowed money;
(b)fees and expenses of lawyers, accountants, auditors, appraisers and other agents or consultants employed by or on behalf of the Trust or the Trustees;
(c)fees and expenses payable pursuant to the Advisory Agreement;
(d)fees and expenses of the Trustees;
(e)fees and expenses connected with the due diligence, acquisition, disposition and ownership of real property interests or mortgage loans or other property;
(f)insurance as considered necessary by the Trustees;

(g)expenses in connection with payments of distributions of Units of the Trust;
(h)expenses in connection with communications to Unitholders and the other bookkeeping and clerical work necessary in maintaining relations with Unitholders;
(i)expenses of changing or terminating the Trust;
(j)fees and charges of transfer agents, registrars, indenture trustees and other trustees and custodians;
(k)all fees, expenses, taxes and other costs incurred in connection with the issuance, distribution, transfer and qualification for distribution to the public of Units and other required governmental filings; and
(l)all costs and expenses in connection with the incorporation or establishment, organization and maintenance of corporations and other entities formed to hold real property or other property of the Trust.
1.2Payment of Real Property and Brokerage Commissions
The Trust may pay real property and brokerage commissions at commercial rates in respect of the acquisition and disposition of any investment acquired or disposed of by it.
1.3Asset Management, Development, Leasing and Financing Fees
The Trust may pay asset management fees, development fees, leasing fees and financing fees in respect of any real property owned by it.
ARTICLE 14
AMENDMENTS TO THE DECLARATION OF TRUST
1.1Amendments by the Trustees
The Trustees may, without the approval of the Unitholders, make the following amendments to this Declaration of Trust:
(a)aimed at ensuring continuing compliance with applicable laws, regulations, requirements or policies of any governmental authority having jurisdiction over: (i) the Trustees or the Trust; (ii) the continuing status of the Trust as a “mutual fund trust” under the Tax Act; (iii) the continuing status of the Trust as a “real estate investment trust” for U.S. federal income tax purposes; or (iv) the distribution of Units;
(b)to increase the 6.2% ownership limit to a maximum of 9.8%
(c)which, in the opinion of the Trustees, provide additional protection for the Unitholders;
(d)to address any conflicts or inconsistencies in this Declaration of Trust or to make minor corrections which are, in the opinion of the Trustees, necessary or desirable and not prejudicial to the Unitholders;
(e)which, in the opinion of the Trustees, are necessary or desirable to address any conflicts or inconsistencies between the disclosure in the Prospectus and this Declaration of Trust;

(f)of a minor or clerical nature or to correct typographical mistakes, ambiguities or manifest omissions or errors, which amendments, in the opinion of the Trustees, are necessary or desirable and not prejudicial to the Unitholders;
(g)which, in the opinion of the Trustees, are necessary or desirable: (i) to ensure continuing compliance with IFRS; or (ii) to ensure the Units are classified as equity for purposes of IFRS;
(h)which, in the opinion of the Trustees, are necessary or desirable for the Trust to qualify for a particular status under, or as a result of changes in, taxation or other laws, or the interpretation of such laws, including to qualify for the definition of “real estate investment trust” in the Tax Act or to qualify for the definition of “real estate investment trust” in the Code or to otherwise prevent the Trust or any of its subsidiaries from becoming subject to SIFT Tax; and
(i)for any purpose (except one in respect of which a Unitholder vote is specifically otherwise required) which, in the opinion of the Trustees, is not prejudicial to Unitholders and is necessary or desirable.
but notwithstanding the foregoing, no such amendment shall modify the right to vote attached to any Unit or reduce the equal undivided interest in the property of the Trust or the entitlement to distributions from the Trust provided hereunder (including those provided for in Article 12 and Article 16) represented by any Unit without the consent of the Unitholders provided in accordance with Sections 14.2 and 14.3, as applicable.
1.2Amendments by Unitholders
Subject to Sections 14.3 and 14.4, this Declaration of Trust may be amended by the vote of a majority of the votes cast at a meeting of Unitholders called for that purpose.
1.3Approval by Special Resolution
None of the following shall occur unless the same has been duly approved by a Special Resolution passed at a meeting of Unitholders:
(a)any amendment to this Section 14.3;
(b)an exchange, reclassification or cancellation of all or a part of the Units;
(c)the addition, change or removal of the rights, privileges, restrictions or conditions attached to the Units, including:
(i)the removal or change of rights to distributions;
(ii)the addition or removal of or change to conversion privileges, options, voting, transfer or pre-emptive rights; or
(iii)the reduction or removal of a distribution preference or liquidation preference;
(d)any constraints on the issue, transfer or ownership of Units or the change or removal of such constraint;

(e)any sale or transfer of the assets of the Trust or its subsidiaries as an entirety or substantially as an entirety (other than as part of an internal reorganization of the assets of the Trust or its subsidiaries as approved by the Trustees and not prejudicial to Unitholders);
(f)the termination of the Trust or its subsidiaries (other than as part of an internal reorganization of the assets of the Trust or its subsidiaries as approved by the Trustees and not prejudicial to Unitholders);
(g)the combination, amalgamation or arrangement of any of the Trust or its subsidiaries with any other entity (other than as part of an internal reorganization of the assets of the Trust or its subsidiaries as approved by the Trustees and not prejudicial to Unitholders); and
(h)any amendment referred to in the first sentence of Section 6.3.
1.4Amendment by the Sole Unitholder
Notwithstanding Sections 14.1, 14.2 and 14.3, so long as the Current Unitholder is the sole Unitholder of the Trust, the Current Unitholder may make any amendment to this Declaration of Trust including this Section 14.4.
1.5Internal Restructuring
Notwithstanding anything to the contrary herein contained, if at any time the Trustees so resolve to implement an internal reorganization of the assets of the Trust and/or any of the Trust’s subsidiaries (including, without limitation, forming additional trusts or limited partnerships to be subsidiaries of the Trust), any such resolution or reorganization shall not require the prior approval of Unitholders provided that such reorganization is not prejudicial to Unitholders.
1.6No Termination
No amendment to or amendment and restatement of this Declaration of Trust, whether pursuant to this Article 14 or otherwise, shall be construed as a termination of the Trust and the settlement or establishment of a new trust.
1.7Trustees to Sign Amendment
When a vote of the Unitholders approves an amendment to this Declaration of Trust or when the Trustees may amend this Declaration of Trust alone as provided herein, then the Trustees shall sign such documents as may be necessary to effect such amendment.
ARTICLE 15 SUPPLEMENTAL INDENTURES
1.1Provision for Supplemental Indentures for Certain Purposes
The Trustees may, without approval of the Unitholders and subject to the provisions hereof, and shall, when so directed in accordance with the provisions hereof, execute and deliver indentures or instruments supplemental hereto which thereafter shall form part hereof, for any one or more or all of the following purposes:

(a)modifying or amending any provisions of this Declaration of Trust in the circumstances set forth in Section 14.1 where the Trustees may do so without the consent, approval or ratification of the Unitholders or any other person; and
(b)modifying or amending any provisions of this Declaration of Trust where the modification or amendment has been approved by ordinary resolution, Special Resolution or, if required, with the consent of the holders of all of the Units.
ARTICLE 16 TERMINATION OF THE TRUST
1.1Duration of the Trust
Unless the Trust is sooner terminated as otherwise provided herein, the Trust shall continue in full force and effect so long as the Trustees hold any property of the Trust, and the Trustees shall have all the powers and discretions, expressed and implied, conferred upon them by law or by this Declaration of Trust.
1.2Termination
The Trust shall terminate at the time specified in a decision to terminate the Trust by a Special Resolution passed at a meeting of Unitholders called for that purpose.
1.3Effect of Termination
Upon the termination of the Trust, the liabilities of the Trust shall be discharged with due speed and the net assets of the Trust shall be liquidated and the proceeds distributed proportionately to the Unitholders. Such distribution may be made in cash or in kind or partly in each, all as the Trustees in their sole discretion may determine.
1.4Procedure Upon Termination
Forthwith upon being required to commence to wind up the affairs of the Trust, the Trustees shall give notice thereof to the Unitholders, which notice shall designate the time or times at which Unitholders may surrender their Units for cancellation and the date at which the Registers shall be closed.
1.5Powers of the Trustees Upon Termination
After the date on which the Trustees are required to commence to wind up the affairs of the Trust, the Trustees shall undertake no activities except for the purpose of winding-up the affairs of the Trust as hereinafter provided and, for this purpose, the Trustees shall continue to be vested with and may exercise all or any of the powers conferred upon the Trustees under this Declaration of Trust.
1.6Further Notice to Unitholders
In the event that less than all of the Unitholders have surrendered their Units for cancellation within six months after the time specified in the notice referred to in Section 16.4, the Trustees shall give further notice to the remaining Unitholders to surrender their Units for cancellation and if, within one year after the further notice, all the Units shall not have been surrendered for cancellation, such remaining Units shall be deemed to be cancelled without prejudice to the rights of the holders of such Units to receive their pro rata share of the remaining property of the Trust, and the Trustees may either take appropriate steps, or appoint an agent to take appropriate steps, to contact such Unitholders (deducting all expenses thereby incurred from the amounts to which such Unitholders are entitled as aforesaid) or, in the discretion of the Trustees, may pay such amounts into court.
1.7Responsibility of the Trustees after Sale and Conversion
The Trustees shall be under no obligation to invest the proceeds of any sale of investments or other assets or cash forming part of the Trust’s property after the date referred to in Section 16.4 and, after such sale, the sole obligation of the Trustees under this Declaration of Trust shall be to hold such proceeds or assets in trust for distribution under Section 16.3.
ARTICLE 17
LIABILITIES OF TRUSTEES AND OTHERS
1.1Liability and Indemnification of the Trustees
The Trustees shall at all times, including, for the purposes of this Article 17, the time after they have ceased to be a Trustee, be indemnified and saved harmless out of the property of the Trust from and against all liabilities, damages, losses, debts and claims whatsoever, including costs, charges and expenses in connection therewith, sustained, incurred, brought, commenced or prosecuted against them for or in respect of any act, deed, matter or thing whatsoever made, done, acquiesced in or omitted in or about or in relation to the execution of their duties as Trustees and also from and against all other liabilities, damages, losses, debts, claims, costs, charges, and expenses (including, without limitation, legal fees and disbursements on a solicitor and client basis) which they sustain or incur in or about or in relation to the affairs of the Trust (whether accrued, actual, contingent or otherwise), claims, costs, charges or expenses arising out of or in connection with the presence, release, discharge or disposal of any hazardous substance or any adverse environmental conditions at, on, under or near any real property or any investigation, remediation or clean up action required to be undertaken in connection with any real property. Further, the Trustees shall not be liable to the Trust or to any Unitholder or Annuitant for any loss or damages relating to any matter regarding the Trust, including, without limitation, any loss or diminution in the value of the Trust or its assets. The foregoing provisions of this Section 17.1 in favour of any Trustee do not apply unless:
(a)the Trustee acted honestly and in good faith with a view to the best interests of the Trust; and
(b)in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Trustee had reasonable grounds for believing his conduct was lawful.
1.2Indemnification of Trustees
Each Trustee, each former Trustee, each officer of the Trust and each former officer of the Trust shall be entitled to be and shall be indemnified and reimbursed out of the Trust’s property in respect of any and all taxes, penalties or interest in respect of unpaid taxes or other governmental charges imposed upon the Trustee or former Trustee or officer or former officer in consequence of its performance of its duties hereunder and in respect of any and all costs, charges and expenses, including amounts paid to settle an action or satisfy a judgment, reasonably incurred in respect of any civil, criminal or administrative action or proceeding to which the Trustee, former Trustee, officer or former officer is made a party by reason of being or having been a Trustee or officer of the Trust or, at the request of the Trust, a trustee or officer or any subsidiary or affiliate thereof, provided that a Trustee, former Trustee, officer or former officer shall not be indemnified out of the Trust’s property in respect of unpaid taxes or other governmental charges or in respect of such costs, charges and expenses that arise out of or as a result or in the course of a breach of the standard of care, diligence and skill set out in Section 4.5. A Trustee, former Trustee, officer or former officer shall not be entitled to satisfy any right of indemnity or reimbursement granted herein, or otherwise existing under law, except out of the Trust’s property, and no Unitholder or other Trustee or officer shall be personally liable to any person with respect to any claim for such indemnity or reimbursement as aforesaid.
1.3Contractual Obligations of the Trust
The omission of the statement described in Subsection 6.2(b) from any document or instrument shall not render the Trustees or the Unitholders liable to any person, nor shall the Trustees or the Unitholders be liable for such omission. If the Trustees or any Unitholder shall be held liable to any person by reason of the omission of such statement from any such agreement, undertaking or obligation, such Trustee or Unitholder shall be entitled to indemnity and reimbursement out of the Trust’s property to the full extent of such liability.
1.4Liability of the Trustees
The Trustees shall not be liable to the Trust or to any Unitholder, Annuitant or any other person for the acts, omissions, receipts, neglects or defaults of any person, firm or corporation employed or engaged by it as permitted hereunder, or for joining in any receipt or act of conformity or for any loss, damage or expense caused to the Trust through the insufficiency or deficiency of any security in or upon which any of the monies of or belonging to the Trust shall be paid out or invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious act of any person, firm or corporation with whom or which any monies, securities or property of the Trust shall be lodged or deposited, or for any loss occasioned by error in judgment or oversight on the part of the Trustees, or for any other loss, damage or misfortune which may happen in the execution by the Trustees of their duties hereunder, except to the extent the Trustees have not acted in accordance with Subsections 17.1(a) and 17.1(b).
1.5Reliance Upon Advice
The Trustees may rely and act upon any statement, report or opinion prepared by or any advice received from the auditors, lawyers or other professional advisors of the Trust and shall not be responsible or held liable for any loss or damage resulting from so relying or acting.
1.6Liability of Unitholders and Others
No Unitholder or Annuitant or any officer, employee or agent of the Trust shall be held to have any personal liability as such, and no resort shall be had to his private property (including, without limitation, any property consisting of or arising from a distribution of any kind or nature by the Trust) for satisfaction of any obligation or claim arising out of or in connection with any contract or obligation of the Trust or of the Trustees or any obligation which a Unitholder or Annuitant would otherwise have to indemnify a Trustee for any personal liability incurred by the Trustee as such, but rather the assets of the Trust only are intended to be liable and subject to levy or execution for such satisfaction. Any written instrument creating an obligation which is or includes the granting by the Trust of a lease, sublease or mortgage or which is, in the judgment of the Trustees, a material obligation, shall contain a provision to the effect that the obligation being created is not personally binding upon, and that resort shall not be had to, nor shall recourse or satisfaction be sought from, the private property (including, without limitation, any property consisting of or arising from a distribution of any kind or nature by the Trust) of any of the Unitholders or Annuitant or officers, employees and agents of the Trust, but the property of the Trust or a specific portion thereof only shall be bound. If the Trust acquires any real property investment subject to existing contractual obligations, the Trustees shall use their reasonable efforts to have any such obligations under material agreements (including mortgages), other than leases, modified so as to achieve the aforesaid disavowal of contractual liability. Further, the Trustees shall cause the operations of the Trust to be conducted in such a way and in such jurisdictions as to avoid, as far as reasonably possible, any material risk of liability on the Unitholders or Annuitant for claims against the Trust, and shall, to the extent which they determine to be possible and reasonable, including in the cost or premiums, to cause the Trust to carry insurance for the benefit of such persons in such amounts as they consider adequate to cover any foreseeable non-contractual or non-excluded contractual liability. Any potential liability of the Trustees with respect to their foregoing obligations or their failure to perform the same shall be governed by the provisions of Sections 17.1, 17.4 and 17.5. Nothing in this Declaration will preclude the Trustees from exercising any rights granted to them under the Tax Act or any other applicable taxation legislation to withhold from amounts payable to Unitholders or otherwise recover from Unitholders any taxes that the Trustees have paid on behalf of Unitholders.
ARTICLE 18 GENERAL
1.1Manner of Giving Notice
(a)Any notice or other document required or permitted by the provisions of this Declaration of Trust to be given to a Unitholder, a Trustee or the Auditors shall be deemed conclusively to have been given if given either by delivery or by prepaid first- class mail addressed to the Unitholder at the address shown in the Register, to a Trustee at the last address provided by such Trustee to the Chief Executive Officer of the Trust, or to the Auditors of the Trust at the last address provided by the Auditors to the Trustees, as the case may be provided that if there is a general discontinuance of postal service due to strike, lockout or otherwise, such notice may be given by publication twice in the Report on Business section of the National Edition of The Globe and Mail or similar section of any other newspaper having national circulation in Canada provided further that if there is no newspaper having national circulation, then by publishing twice in the business section of a newspaper in each city where the register or a branch register is maintained. Any notice so given shall be deemed to have been given on the day following that on which the letter or circular was posted or, in the case of notice being given by publication, after publishing such notice twice in the designated newspaper or newspapers. In proving notice was posted, it shall be sufficient to prove that such letter or circular was properly addressed, stamped and posted.
(b)Any written notice or written communication given to the Trustees shall be addressed to the Trustees at the head office of the Trust, and shall be deemed to have been given on the date of delivery or date sent by facsimile or other means of prepaid, transmitted or recorded communications or, if mailed, five days from the date of mailing. If any such notice or communication shall have been mailed and if regular mail service shall be interrupted by strikes or other irregularities, such notice or communication shall be deemed to have been received 48 hours after 12:01 a.m. on the day following the resumption of normal mail service, provided that during the period that regular mail service shall be interrupted any notice or other communication shall be given by personal delivery or by facsimile or other means of prepaid, transmitted or recorded communication.
1.2Failure to Give Notice
The failure by the Trustees, by accident or omission or otherwise unintentionally, to give any Unitholder, any Trustee or the Auditors any notice provided for herein shall not affect the validity, effect, taking effect or time of taking effect of any action referred to in such notice, and the Trustees shall not be liable to any Unitholder for any such failure.

1.3Joint Holders
Service of a notice or document on any one of several joint holders of Units shall be deemed effective service on the other joint holders.
1.4Service of Notice
Any notice or document sent by post to or left at the address of a Unitholder pursuant to this Article 18 shall, notwithstanding the death or bankruptcy of such Unitholder, and whether or not the Trustees have notice of such death or bankruptcy, be deemed to have been fully served and such service shall be deemed sufficient service on all persons having an interest in the Units concerned.
1.5Trust Auditors
The Auditors shall be appointed at each annual meeting save that, until the first such annual meeting, such Auditors shall be appointed by the Trustees. If at any time a vacancy occurs in the position of auditors of the Trust, the Trustees may appoint a firm of chartered accountants qualified to practice in all provinces of Canada to act as the Auditors at the next annual meeting of Unitholders. The Auditors shall report to the Trustees and the Unitholders on the annual financial statements of the Trust and shall fulfil such other responsibilities as they may properly be called upon by the Trustees to assume. The Auditors shall have access to all records relating to the affairs of the Trust.
1.6Fiscal Year
The Fiscal Year of the Trust shall end on December 31 in each year.
1.7Reports to Unitholders
The Trust will furnish to Unitholders such financial statements (including quarterly and annual financial statements) and other reports as are from time to time required by this Declaration of Trust and by applicable law.
Prior to a meeting of Unitholders, the Trustees will provide the Unitholders (along with notice of such meeting) information required by applicable tax laws and Securities Laws.
1.8Trust Property to be Kept Separate
The Trustees shall maintain the property of the Trust separate from all other property in their possession.
1.9Electronic Documents
Any requirement under this Declaration of Trust, the Securities Act (Ontario) or any other applicable law that a notice, statement, document or other information be created or provided is satisfied by the creation or provision of an electronic document to the extent permitted by law.
1.10Trustees May hold Units
Any Trustee or associate of a Trustee may be a Unitholder or may be an Annuitant, and may be required to hold Units as the board of Trustees may determine from time to time.

1.11Trust Records
The Trustees shall prepare and maintain, at the Trust’s principal office or at any other place in Canada designated by the Trustees, records containing (i) this Declaration of Trust; and (ii) minutes of meetings and resolutions of Unitholders. The Trust shall also prepare and maintain adequate accounting records and records containing minutes of meetings and resolutions of the Trustees and any committee thereof. Such records shall be kept at the principal office of the Trust or at such other place as the Trustees think fit and shall at all reasonable times be open to inspection by the Trustees.
1.12Right to Inspect Documents
A Unitholder and any agent, consultant or creditor of the Trust shall have the right to examine the Declaration of Trust, the Trustees’ Regulations, the minutes of meetings and resolutions of Unitholders and any other documents or records which the Trustees determine should be available for inspection by such Persons during normal business hours at the principal office of the Trust. Unitholders and creditors of the Trust shall have the right to obtain or make or cause to be made a list of all or any of the registered holders of Units, to the same extent and upon the same conditions as those which apply to shareholders and creditors of a corporation governed by the CBCA.
1.13Taxation Information
On or before March 30 in each year, or such earlier day as is required by applicable legislation or regulation, the Trust will provide to Unitholders who received distributions from the Trust in the prior calendar year, such information required by Canadian law to be submitted to Unitholders for Canadian income tax purposes to enable Unitholders to complete their Canadian tax returns in respect of such distributions. In particular, for Canadian income tax purposes, each Unitholder shall be informed each year of the composition of the amounts payable by the Trust to such Unitholder in terms of net income, taxable dividends, net taxable gains, foreign source income and return of capital, and will be informed of the portion of such net income that has been designated as taxable dividends on shares of taxable Canadian corporations and taxable capital gains and of the amount of any foreign taxes paid by the Trust in respect of which the Unitholder may claim a credit for Canadian tax purposes to the extent permitted by the Tax Act, where those items are applicable. The Trust also will provide to Unitholders who received distributions from the Trust in the prior calendar year such information as is required by U.S. law to be submitted to Unitholders for U.S. income tax purposes to enable Unitholders to complete their U.S. tax returns in respect of such distributions, including, to the extent applicable, the allocation of the distributions payable by the Trust to each Unitholder to ordinary income, capital gain and return of capital.
1.14Consolidations
Any one or more Trustees may prepare consolidated copies of the Declaration of Trust as it may from time to time be amended, supplemented or amended and restated from time to time, and may certify the same to be a true consolidated copy of the Declaration of Trust, as amended, supplemented or amended and restated from time to time.
1.15Counterparts
This Declaration of Trust may be executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

1.16Severability
The provisions of this Declaration of Trust are severable. If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.
1.17Headings for Reference Only
The headings preceding the articles and sections hereof have been inserted for convenience and reference only and shall not be construed to affect the meaning, construction, interpretation or effect of this Declaration of Trust.
1.18Governing Law
This Declaration of Trust and the Unit Certificates shall be interpreted and governed by and take effect exclusively in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and shall be treated in all respects as an Ontario contract. Any and all disputes arising under this Declaration of Trust, whether as to interpretation, performance or otherwise, shall be subject to the exclusive jurisdiction of the courts of the Province of Ontario and each of the Trustees hereby irrevocably attorns, and each Unitholder shall be deemed to hereby irrevocably attorn, to the exclusive jurisdiction of the courts of such province.
1.19Transition
Notwithstanding any other provision hereof, if otherwise applicable, the approval of a majority of the Independent Trustees shall not be required for, and the provisions of Section 4.10 shall not be operative or effective with respect to the entering into of any Material Agreement, transaction or arrangement or proposed Material Agreement, transaction or arrangement disclosed in the Prospectus.
1.20TSXV Approval
Notwithstanding any other provision hereof, any references to or provisions herein requiring approval of the TSXV shall only apply if the relevant securities of the Trust are listed on the TSXV at such time.
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The Trustees have hereby caused this Declaration of Trust to be executed as of the day and year first above written.

/s/ Neil Labatte                     /s/ Graham D. Senst

Neil Labatte	Graham D. Senst

/s/ James Dondero
James Dondero

Signature Page – Amended and Restated Declaration of Trust

SCHEDULE A NEXPOINT HOSPITALITY TRUST
TRUSTEES’ REGULATIONS
INTERPRETATION
1.Interpretation. In these Trustees’ Regulations, unless the context otherwise specifies or requires:
(a)all terms used in these Trustees’ Regulations not otherwise defined herein shall have the meanings given to such terms in the Declaration of Trust;
(b)words importing the singular number only shall include the plural and vice versa and words importing a specific gender shall include the other gender; and
(c)the headings used in these Trustees’ Regulations are inserted for reference purposes only and are not to be considered or taken into account in construing the terms or provisions thereof or to be deemed in any way to clarify, modify or explain the effect of any such terms or provisions.
MEETINGS OF TRUSTEES
2.Place and Time of Meeting. All meetings of the Trustees called by the giving of notice shall be held at a place in Canada and, unless consented to in writing by a majority of the Trustees, on a Business Day which place and time shall be specified in the notice.
3.Notice. The notice of any meeting may but need not specify the purpose of or the business to be transacted at the meeting.
4.Adjournment. Any meeting of Trustees may be adjourned from time to time by the chairperson of the meeting, with the consent of the meeting, to another business day at a fixed time and place. Notice of any adjourned meeting of Trustees is not required to be given if the time and place of the adjourned meeting is announced at the original meeting, but notice of the adjourned meeting shall be given to the Trustees not present at such original meeting by delivering (not mailing) the same not less than one day (exclusive of the day on which the notice is delivered but inclusive of the day for which notice is given) before the adjourned meeting. Any adjourned meeting shall be duly constituted if held in accordance with the terms of the adjournment and a quorum is present thereat. The Trustees who formed a quorum at the original meeting are not required to form the quorum at the adjourned meeting. If there is no quorum present at the adjourned meeting, the original meeting shall be deemed to have terminated forthwith after its adjournment. Any business may be brought before or dealt with at any adjourned meeting which might have been brought before or dealt with at the original meeting in accordance with the notice calling the same.
5.Minutes of Meetings. The Chair of Trustees shall appoint a secretary to act as secretary of each meeting of the Trustees and of the Unitholders. Written records and minutes of all meetings of Trustees shall be maintained by the secretary of each meeting and shall be placed in the minute book of the Trust. Any written records and minutes of meetings of any committee of Trustees shall be maintained by the secretary of such meeting may but need not be placed in the minute book of the Trust. There shall be inserted or entered into the records and minutes of the meetings of Trustees all written disclosures or requests made to have entered into the minutes of the meeting, of the nature and extent of a Person’s interest in a material agreement or transaction or proposed material agreement or transaction with the Trust made pursuant to Section 4.10 of the Declaration of Trust.
FOR THE PROTECTION OF TRUSTEES AND OFFICERS
6.For the Protection of Trustees and Officers. The provisions of the Declaration of Trust pertaining to the liability and indemnification of Trustees shall apply mutatis mutandis to the officers of the Trust or Persons who act or acted at the Trust’s request as a director or officer of a body corporate of which the Trust is or was a shareholder or creditor, and his heirs and legal representatives.
The Trust shall also indemnify any such Person in such other circumstances as the Declaration of Trust or law permits, subject to the Declaration of Trust, or requires. Nothing in these Trustees’ Regulations shall limit the right of any Person entitled to indemnity to claim indemnity apart from the provisions of these Trustees’ Regulations to the extent permitted by the Declaration of Trust or law.
OFFICERS
7.Appointment and Removal. The Trustees may annually or more often, pursuant to the provisions of the Declaration of Trust, appoint the officers of the Trust who may or may not be Trustees. Notwithstanding the foregoing, each incumbent officer of the Trust shall continue in office until the earliest of (a) his resignation, which resignation shall be effective at the time a written resignation is received by the Trust or at the time specified in the resignation, whichever is later, (b) the appointment of his successor, (c) his removal, and (d) his death. The Trustees may from time to time and subject to the provisions of the Declaration of Trust, prescribe, vary, add to or limit the duties and powers of any officer.
All officers, in the absence of agreement to the contrary, shall be subject to removal by resolution of the Trustees at any time, with or without cause.
8.Chairperson. The Chair of Trustees shall be appointed from among the Trustees. The Chair shall preside as chair at all meetings of the Trustees and at all meetings of the Unitholders, unless a Trustee who is not the Chair is selected to do so by the Trustees in accordance with Section 9.5 of the Declaration of Trust.
9.Powers and Duties. Subject to the provisions of the Declaration of Trust, all officers of the Trust shall sign such contracts, documents or instruments in writing as require their respective signatures and shall respectively have and perform all powers and duties incident to their respective offices and such other powers and duties respectively as may from time to time be assigned to them by the Trustees.
10.Duties May be Delegated. Subject to the provisions of the Declaration of Trust, in case of the absence or inability to act of any officer of the Trust or for any other reason that the Trustees may deem sufficient, the Trustees may delegate all or any of the powers of such officer to any other officer or to any Trustee for the time being.
11.Vacancies. If the office of any officer of the Trust shall be or become vacant by reason of death, resignation, removal or otherwise, the Trustees may appoint a Person to fill such vacancy.

UNITHOLDERS’ MEETINGS
12.Place and Time of Meetings. Each meeting of the Unitholders shall be held at a place in Canada on a Business Day which place and time shall be specified in the notice calling the meeting.
13.Notice. A printed, written or typewritten notice stating the day, hour and place of any meeting of the Unitholders as well as the purpose shall be given by serving such notice on each Unitholder entitled to vote at such meeting, on each Trustee and on the auditor of the Trust in the manner provided for in the Declaration of Trust and in these Trustees’ Regulations. A meeting of the Unitholders may be held for any purpose on any day and at any time without notice if all of the Unitholders and all other Persons entitled to attend such meeting are present in Person or, where appropriate, represented by proxy at the meeting (except where a Unitholder or other Person attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called) or if all of the Unitholders and all other Persons entitled to attend such meeting who are not present in Person or, where appropriate, represented by proxy thereat waive notice before or after the date of such meeting.
14.Waiver of Notice. A Unitholder and any other Person entitled to attend a meeting of the Unitholders may in any manner waive notice of a meeting of the Unitholders and attendance of any such Person at a meeting of the Unitholders shall constitute a waiver of notice of the meeting except where such Person attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.
15.Votes. Every question submitted to any meeting of the Unitholders, other than in respect of a Special Resolution, shall be decided in the first instance by a show of hands unless a Person entitled to vote at the meeting has demanded a ballot.
A ballot may be demanded either before or after any vote by show of hands by any Person entitled to vote at the meeting. If at any meeting a ballot is demanded on the election of a chairperson or on the question of adjournment it shall be taken forthwith without adjournment. If at any meeting a ballot is demanded on any other question or as to the election of Trustees, the vote shall be taken by ballot in such manner and either at once, later in the meeting or after adjournment as the chairperson of the meeting directs. The result of a ballot shall be deemed to be the resolution of the meeting at which the ballot was demanded. A demand for a ballot may be withdrawn.
Where two or more Persons hold the same Unit or Units jointly, one of those holders present at a meeting of the Unitholders may, in the absence of the other or others, vote the Unit or Units but if two or more of those Persons who are present, in Person or by proxy vote, they shall vote as one on the Unit or Units jointly held by them.
At any meeting of the Unitholders unless a ballot is demanded, a declaration by the chairperson of the meeting that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.
16.Proxies. At every meeting at which he is entitled to vote, every Unitholder and/or Person appointed by proxy and/or individual so authorized to represent a Unitholder who is present in Person shall have one vote on a show of hands. Upon a ballot at which he is entitled to vote, every Unitholder present in Person or represented by proxy or by an individual so authorized shall (subject to the provisions, if any, of the Declaration of Trust) have one vote for every Unit held by him.

A proxy shall be executed by the Unitholder or his attorney authorized in writing or, if the Unitholder is a body corporate or association, by an officer or attorney thereof duly authorized. If the Units are publicly traded, a proxy appointing a proxyholder ceases to be valid one year from its date.
A proxy may be in the following form:
The undersigned Unitholder of NexPoint Hospitality Trust hereby appoints
     of      or failing him or her,
     as the nominee of the undersigned to attend and act for the undersigned and on behalf of the undersigned at the said meeting of the Unitholders of the said Trust to be held on the day of and at any adjournment thereof in the same manner, to the same extent and with the same power as if the undersigned were present at the said meeting or such adjournment thereof. This proxy is [not] solicited by or on behalf of management of the Trust.
DATED this day of

Signature of Unitholder
The Trustees may from time to time institute procedures regarding the lodging of proxies at some place or places other than the place at which a meeting or adjourned meeting of the Unitholders is to be held and for particulars of such proxies to be sent by telecopier or in writing before the meeting or adjourned meeting to the Trust or any agent of the Trust for the purpose of receiving such particulars and providing that proxies so lodged may be voted upon as though the proxies themselves were produced at the meeting or adjourned meeting and votes given in accordance with such procedures shall be valid and shall be counted. The chairperson of any meeting of the Unitholders may, in his discretion, accept telecopier or written communication as to the authority of any Person claiming to vote on behalf of and to represent a Unitholder notwithstanding that no proxy conferring such authority has been lodged with the Trust, and any votes given in accordance with such telecopier or written communication accepted by the chairperson of the meeting shall be valid and shall be counted.
17.Adjournment. The chairperson of any meeting of the Unitholders may with the consent of the meeting adjourn the same from time to time to another Business Day at a fixed time and place and no notice of such adjournment need be given to the Unitholders. Any business may be brought before or dealt with at any adjourned meeting for which no notice is required which might have been brought before or dealt with at the original meeting in accordance with the notice calling the same.
Any adjourned meeting shall be duly constituted if held in accordance with the terms of the adjournment and a quorum is present thereat. The Persons who formed a quorum at the original meeting are not required to form the quorum at the adjourned meeting. If there is no quorum present at the adjourned meeting the original meeting shall be deemed to have terminated forthwith after its adjournment.
18.Quorum. No business shall be transacted at any meeting of the Unitholders unless the requisite quorum is present at the time of the transaction of such business. If a quorum is not present at the time appointed for a meeting of the Unitholders or within 30 minutes thereafter, the Persons present and entitled to vote may adjourn the meeting to another business day not less than 14 days later at a fixed time and place, but may not transact any other business and the provisions of paragraph 17 with regard to notice shall apply to such adjournment.

19.Minutes of Meetings. Written records and minutes of each meeting of the Unitholders shall be maintained by the secretary of each meeting and shall be placed in the minute book of the Trust.
CERTIFICATES
20.Certificates. Certificates representing Units shall be signed by at least one Trustee or officer of the Trust holding office at the time of signing and unless otherwise decided by the Trustees, by or on behalf of a registrar, transfer agent, branch transfer agent or issuing or other authenticating agent of the Trust and any signatures required on a certificate representing Units may be printed or otherwise mechanically reproduced thereon.
A certificate representing Units containing the signature of a Person which is printed, engraved, lithographed or otherwise mechanically reproduced thereon may be issued notwithstanding that the Person has ceased to be a Trustee or an officer, as the case may be, of the Trust and shall be as valid as if he were a Trustee or an officer, as the case may be, at the date of its issue.
TRANSFER OF UNITS
21.Register. The Register shall be kept as provided for in the Declaration of Trust at the principal office of the Trust in Toronto, Ontario.
VOTING SHARES AND SECURITIES IN BODIES CORPORATE
22.Voting Shares and Securities in Bodies Corporate. All of the shares or other securities carrying voting rights of any body corporate held from time to time by the Trust may be voted at any and all meetings of shareholders or holders of other securities (as the case may be) of such body corporate and in such manner and by such Person or Persons as the Trustees shall from time to time determine. The duly authorized signing officers of the Trust may also from time to time execute and deliver for and on behalf of the Trust proxies and/or arrange for the issuance of voting certificates and/or other evidence of the right to vote in such names as they may determine without the necessity of a resolution or other action by the Trustees.
NOTICES
23.Service. If a notice or document is sent to a Unitholder by prepaid first-class mail in accordance with the provisions of the Declaration of Trust and the notice or document is returned on three consecutive occasions because the Unitholder cannot be found, it shall not be necessary to send any further notices or documents to the Unitholder until he informs the Trust in writing of his new address.
24.Units Registered in More Than One Name. All notices or other documents with respect to any Units registered in more than one name shall be given to whichever of such Persons is named first in the records of the Trust and any notice or other document so given shall be sufficiently given to all of the holders of such Units.
25.Deceased Unitholders. Any notice or other document delivered or sent in a manner contemplated in the Declaration of Trust to the address of any Unitholder as the same appears in the records of the Trust shall, notwithstanding that such Unitholder be then deceased, and whether or not the Trust has notice of his death, be deemed to have been duly served in respect of the Units held by such Unitholder (whether held solely or with any other Person or Persons) until some other Person be entered in his stead in the records of the Trust as the holder or one of the holders thereof and such service shall for all purposes be deemed a sufficient service of such notice or document on his heirs, executors or administrators and on all Persons, if any, interested through him or with him in such Units.
26.Signature to Notices. The signature of any Trustee or officer of the Trust to any notice or document to be given by the Trust may be written, stamped, typewritten or printed or partly written, stamped, typewritten or printed.
27.Computation of Time. Where a given number of days’ notice or notice extending over a period is required to be given under any provisions of the Declaration of Trust or these Trustees’ Regulations, the day of service or posting of the notice or document shall not, unless it is otherwise provided, be counted in such number of days or other period, but the day of receipt of the notice or document shall, unless it is otherwise provided, be counted in such number of days or other period.
28.Proof of Service. With respect to every notice or other document sent by post, it shall be sufficient to prove that the envelope or wrapper containing the notice or other document was properly addressed as provided in the Declaration of Trust and in these Trustees’ Regulations and put into a post office or into a letter box. A certificate of an officer of the Trust in office at the time of the making of the certificate or of a transfer officer of any transfer agent or branch transfer agent of Units of the Trust as to facts in relation to the sending or delivery of any notice or other document to any Unitholder, Trustee, officer or auditor of the Trust or publication of any notice or other document shall be conclusive evidence thereof and shall be binding on every Unitholder, Trustee, officer or auditor of the Trust, as the case may be.
CHEQUES, DRAFTS AND NOTES
29.Cheques, Drafts and Notes. All cheques, drafts or orders for the payment of money and all notes and acceptances and bills of exchange shall be signed by such officer or officers of the Trust or Person or Persons, whether or not officers of the Trust, and in such manner as the Trustees may from time to time designate.
CUSTODY OF SECURITIES
30.Custody of Securities. All shares and other securities owned by the Trust shall be lodged (in the name of the Trust) with a chartered bank or a trust company, in a safety deposit box or with a law firm acting on behalf of the Trust or, if so authorized by resolution of the Trustees, with such other depositories or in such other manner as may be determined from time to time by the Trustees.
All shares and other securities belonging to the Trust may be issued, or held in the name of a nominee or nominees of the Trust (and if issued or held in the names of more than one nominee shall be held in the names of the nominees jointly with right of survivorship) and any shares or other securities so issued or held shall be endorsed in blank with endorsement guaranteed in order to enable transfer to be completed and registration to be effected.
EXECUTION OF INSTRUMENTS
31.Execution of Instruments. All contracts, documents or instruments in writing requiring the signature of the Trust may be signed by any officer or Trustee of the Trust and all contracts, documents and instruments in writing so signed shall be binding upon the Trust without any further authorization or formality. The Trustees shall have power from time to time to appoint any officer or officers, or any Person or Persons, on behalf of the Trust either to sign contracts, documents and instruments in writing generally or to sign specific contracts, documents or instruments in writing.
The term “contracts, documents or instruments in writing” as used in these Trustees’ Regulations shall include (without limitation) security certificates, deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property real or personal, immovable or movable, agreements, releases, receipts and discharges for the payment of money or other obligations and conveyances, transfers and assignments of shares, share warrants, stocks, bonds, debentures or other securities and all paper writings.
Without limiting the foregoing, any officer or Trustee of the Trust shall have authority to sell, assign, transfer, exchange, convert or convey any and all shares, stocks, bonds, debentures, rights, warrants or other securities owned by or registered in the name of the Trust and to sign and execute all assignments, transfers, conveyances, powers of attorney and other instruments that may be necessary for the purpose of selling, assigning, transferring, exchanging, converting or conveying any such shares, stocks, bonds, debentures, rights, warrants or other securities.
The signature or signatures of the officers and Trustees of the Trust and/or of any other Person or Persons appointed as aforesaid by the Trustees may, if specifically authorized by the Trustees, be printed, engraved, lithographed or otherwise mechanically reproduced upon any contracts, documents or instruments in writing or bonds, debentures or other securities of the Trust executed or issued by or on behalf of the Trust and all contracts, documents or instruments in writing or bonds, debentures or other securities of the Trust on which the signature or signatures of any one or more of the foregoing officers or Trustees or the officers or Persons authorized as aforesaid shall be so reproduced pursuant to such authorization by the Trustees shall be deemed to have been manually signed by each such officer, Trustee or Person whose signature is so reproduced and shall be as valid to all intents and purposes as if they had been signed manually and notwithstanding that any such officer, Trustee or Person whose signature is so reproduced may have ceased to hold office at the date of the delivery or issue of such contracts, documents or instruments in writing or bonds, debentures or other securities of the Trust.
INCONSISTENCIES WITH DECLARATION OF TRUST OF TRUST
32.Inconsistencies. In the event of any conflict or inconsistency between these Trustees’ Regulations and the provisions of the Declaration of Trust, as amended, restated or amended and restated from time to time, the provisions hereof shall be ineffective and shall be superseded by the provisions of such Declaration of Trust to the extent necessary to resolve such conflict or inconsistency.